UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2018

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	-3.83%	4.64%	8.38%	—	5/1/91
S&P 500 Index	—	-4.38%	8.49%	13.11%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.01%	2.52%	3.48%	—	—
Blended Index	—	-2.35%	6.24%	9.42%	—	—
Class II	AVBTX	-3.93%	—	—	5.13%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $22,363

S&P 500 Index — $34,303

Bloomberg Barclays U.S. Aggregate Bond Index — $14,075

Blended Index — $24,611

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi
Fixed-Income Portfolio Managers: Bob Gahagan, Brian Howell, and Charles Tan

As of October 31, 2018, Dave MacEwen stepped down from portfolio management duties due to retirement, and Charles Tan has joined the management team.

Performance Summary

VP Balanced returned -3.83%* for the 12 months ended December 31, 2018. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned -2.35%.

Real Estate and Consumer Staples Largest Equity Detractors

The largest detractors from relative performance were the real estate and consumer staples sectors. Information technology also detracted. In real estate, security selection within equity real estate investment trusts (REITs) detracted most. REITs were disadvantaged by a rising rate environment, which makes their risk/return profile look less competitive versus bonds, generally hurting demand.

Within consumer staples, stock choices within the beverages industry detracted from returns. An overweight position in Constellation Brands was the largest industry detractor. Positioning within the household products and personal products industries also weighed on returns. In household products, overweight exposure to Kimberly-Clark hurt relative returns, as did an underweight allocation to The Procter & Gamble Co. We have since exited our position in Kimberly-Clark.

In information technology, stock selection within IT services was the leading detractor. Lack of exposure to payment processing company MasterCard was one of the largest overall detractors for the period. Positioning within the technology hardware, storage, and peripherals industry also hurt relative returns. Elsewhere within the sector, a position in chip and display company Applied Materials was one of the largest overall detractors during the year. The stock fell as the industry was hurt by trade concerns and tariffs. We exited our position.

Consumer Discretionary and Health Care Led Equity Gains

Positioning within the consumer discretionary sector, particularly in the internet and direct marketing retail and specialty retail industries, contributed to performance. Overweight exposure to Amazon.com provided one of the largest overall contributors to relative results, as did a position in AutoZone. Elsewhere in the sector, a position in outdoor shoe and apparel company Deckers Outdoor was among the top overall contributors to returns. The stock scored highly along every dimension of our stock selection model.

Stock selection within health care helped relative returns. In the health care equipment and supplies industry, a position in Intuitive Surgical was among the top contributors for the year. We have since exited our position. Security choices in biotechnology also contributed, as did selections in the health care providers and services industry.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Another significant contribution to performance compared with the benchmark came from a lack of exposure to General Electric, a company that saw its stock price decline due to continued investor concerns over its management and business strategy.

Bond Performance Subdued

Bond market performance was mixed during the year. Most corporate-backed bonds lost varying degrees of value during the 12-month period, while mortgage-backed securities and some Treasuries gained modestly. To understand market movements, it pays to go back to late 2017, when the U.S. Federal Reserve (the Fed) began to unwind its balance sheet by reducing exposure to mortgage-backed securities. It also continued down a path of well-projected and predictable 25 basis point rate hikes. As a result, both short- and long-term rates finished higher overall during the period as the yield curve (a graphic representation of bond yields at different maturities) rose and flattened.

Rates were also volatile, driven in part by the changes in inflation. The Consumer Price Index rose through the summer, running at a 2.9% annual rate in July 2018, before moderating to end the year at 1.9%. In addition, strong economic growth and limited demand for bonds meant prices fell and yields rose into October. But worries about slower growth ahead and the sell-off in stocks late in the year resulted in a sharp rally in Treasury bonds. The benchmark 10-year Treasury note began the period with a yield around 2.45% and rose as high as about 3.25% before rallying to finish the year at 2.69%.

Looking at performance by fixed-income sector, like stocks, investment-grade and high-yield corporate-backed bonds were hit by worries about the future strength of the economy and corporate profits. As a result, the spread, or difference in yield, between Treasuries and corporate bonds widened for the year. When spreads widen, corporate bonds underperform Treasuries. This hurt portfolio performance relative to the benchmark, because we held an overweight allocation to higher-yielding, poorer-performing corporate debt. Mortgage-backed securities, which were attractive for their combination of comparatively high yields and high credit quality, held up better and produced positive total returns. Treasury inflation-protected securities produced modest negative total returns as rates rose and inflation was muted.

A Look Ahead

Despite recent market volatility, the U.S. continues to enjoy economic growth and a strong job market. Given the disjointed global growth and financial and geopolitical issues pressuring the markets abroad, it is possible other developed countries may continue to raise rates more slowly than the U.S. If this is the case, it is possible that the long end of the U.S. Treasury yield curve may remain tethered to global rates, causing additional flattening as the Fed raises the short end of the curve. With the year-end convergence of such variables as a U.S. government shutdown, trade disputes, Brexit uncertainty, and other geopolitical concerns, it is hardly a surprise that volatility came on strong the final quarter of the fiscal year. However, volatility adjusts valuations and can provide buying opportunities. We will continue to monitor the situation and invest appropriately. We believe that with continued uncertainty on many fronts, a diversified approach, involving exposure to a wide range of noncorrelated asset classes, is a prudent approach.

Fund Characteristics

DECEMBER 31, 2018
Top Ten Common Stocks	% of net assets
Microsoft Corp.	2.7%
Alphabet, Inc., Class A	2.3%
Amazon.com, Inc.	2.2%
Apple, Inc.	2.0%
JPMorgan Chase & Co.	1.4%
Pfizer, Inc.	1.3%
Facebook, Inc., Class A	1.2%
Intel Corp.	1.2%
Bank of America Corp.	1.1%
Visa, Inc., Class A	1.1%

Top Five Common Stocks Industries	% of net assets
Software	4.7%
Banks	3.8%
Interactive Media and Services	3.5%
Pharmaceuticals	3.3%
Oil, Gas and Consumable Fuels	2.9%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	5.6 years
Weighted Average Life to Maturity	8.0 years

Types of Investments in Portfolio	% of net assets
Common Stocks	58.7%
Corporate Bonds	11.1%
U.S. Treasury Securities	9.9%
U.S. Government Agency Mortgage-Backed Securities	9.3%
Asset-Backed Securities	3.2%
Collateralized Mortgage Obligations	2.6%
Collateralized Loan Obligations	2.0%
Commercial Mortgage-Backed Securities	1.8%
Bank Loan Obligations	0.7%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.1%
Sovereign Governments and Agencies	0.1%
Temporary Cash Investments	3.9%
Other Assets and Liabilities	(4.0)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$948.50	$3.68	0.75%
Class II	$1,000	$948.60	$4.91	1.00%
Hypothetical
Class I	$1,000	$1,021.43	$3.82	0.75%
Class II	$1,000	$1,020.16	$5.09	1.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 58.7%
Aerospace and Defense — 1.9%
Boeing Co. (The)	6,662	$2,148,495
Raytheon Co.	8,189	1,255,783
Teledyne Technologies, Inc.(1)	537	111,196
Textron, Inc.	14,534	668,419
		4,183,893
Banks — 3.8%
Bank of America Corp.	99,282	2,446,309
Comerica, Inc.	8,554	587,574
Fifth Third Bancorp	13,118	308,667
JPMorgan Chase & Co.	30,827	3,009,332
SunTrust Banks, Inc.	22,151	1,117,296
Wells Fargo & Co.	17,505	806,630
		8,275,808
Beverages — 0.8%
Coca-Cola Co. (The)	27,102	1,283,280
Constellation Brands, Inc., Class A	2,543	408,965
		1,692,245
Biotechnology — 2.7%
AbbVie, Inc.	21,618	1,992,963
Alexion Pharmaceuticals, Inc.(1)	2,178	212,050
Amgen, Inc.	9,488	1,847,029
Biogen, Inc.(1)	4,316	1,298,771
Celgene Corp.(1)	7,377	472,792
		5,823,605
Capital Markets — 0.4%
Evercore, Inc., Class A	3,980	284,808
Houlihan Lokey, Inc.	1,866	68,669
LPL Financial Holdings, Inc.	8,025	490,167
TD Ameritrade Holding Corp.	904	44,260
		887,904
Chemicals — 0.3%
CF Industries Holdings, Inc.	15,323	666,704
Commercial Services and Supplies — 1.4%
MSA Safety, Inc.	4,178	393,860
Republic Services, Inc.	18,029	1,299,711
Waste Management, Inc.	15,147	1,347,931
		3,041,502
Communications Equipment — 1.0%
Cisco Systems, Inc.	50,771	2,199,907
Consumer Finance — 1.5%
American Express Co.	14,136	1,347,443

	Shares/ Principal Amount	Value
Capital One Financial Corp.	6,746	$509,930
Discover Financial Services	18,118	1,068,600
Synchrony Financial	17,296	405,764
		3,331,737
Diversified Consumer Services — 0.5%
Graham Holdings Co., Class B	306	196,018
H&R Block, Inc.	30,520	774,292
		970,310
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	6,199	1,265,712
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	8,283	236,397
Verizon Communications, Inc.	41,117	2,311,598
		2,547,995
Electric Utilities — 0.5%
OGE Energy Corp.	26,015	1,019,528
Electronic Equipment, Instruments and Components — 0.4%
Keysight Technologies, Inc.(1)	13,140	815,731
National Instruments Corp.	1,868	84,770
		900,501
Energy Equipment and Services — 0.4%
Halliburton Co.	35,474	942,899
Entertainment — 0.5%
Electronic Arts, Inc.(1)	14,899	1,175,680
Equity Real Estate Investment Trusts (REITs) — 1.2%
Brixmor Property Group, Inc.	55,768	819,232
GEO Group, Inc. (The)	12,707	250,328
Healthcare Trust of America, Inc., Class A	16,799	425,183
Highwoods Properties, Inc.	3,417	132,204
Host Hotels & Resorts, Inc.	25,907	431,869
PotlatchDeltic Corp.	4,095	129,566
PS Business Parks, Inc.	1,678	219,818
Weingarten Realty Investors	10,763	267,030
		2,675,230
Food and Staples Retailing — 0.5%
US Foods Holding Corp.(1)	31,899	1,009,284
Food Products — 0.6%
General Mills, Inc.	30,371	1,182,647
Health Care Equipment and Supplies — 2.3%
Danaher Corp.	8,651	892,091
DexCom, Inc.(1)	418	50,077
Hill-Rom Holdings, Inc.	6,434	569,731
ICU Medical, Inc.(1)	2,408	552,949
Integer Holdings Corp.(1)	3,078	234,728
Medtronic plc	20,553	1,869,501
STERIS plc	7,041	752,331

	Shares/ Principal Amount	Value
Varian Medical Systems, Inc.(1)	404	$45,777
		4,967,185
Health Care Providers and Services — 0.8%
Amedisys, Inc.(1)	2,423	283,757
Cigna Corp.(1)	266	50,433
UnitedHealth Group, Inc.	5,599	1,394,823
		1,729,013
Hotels, Restaurants and Leisure — 0.7%
Darden Restaurants, Inc.	10,179	1,016,475
Starbucks Corp.	8,656	557,446
		1,573,921
Household Durables — 0.3%
NVR, Inc.(1)	233	567,819
Household Products†
Procter & Gamble Co. (The)	637	58,553
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.	40,136	580,367
NRG Energy, Inc.	29,189	1,155,884
		1,736,251
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	6,610	873,313
Insurance — 1.7%
Hartford Financial Services Group, Inc. (The)	26,937	1,197,350
Progressive Corp. (The)	22,241	1,341,799
Travelers Cos., Inc. (The)	10,341	1,238,335
		3,777,484
Interactive Media and Services — 3.5%
Alphabet, Inc., Class A(1)	4,746	4,959,380
Facebook, Inc., Class A(1)	20,339	2,666,240
		7,625,620
Internet and Direct Marketing Retail — 2.7%
Amazon.com, Inc.(1)	3,142	4,719,190
eBay, Inc.(1)	39,909	1,120,245
		5,839,435
IT Services — 1.6%
Akamai Technologies, Inc.(1)	4,534	276,937
International Business Machines Corp.	5,718	649,965
MAXIMUS, Inc.	2,750	178,997
Visa, Inc., Class A	18,482	2,438,515
		3,544,414
Leisure Products†
Brunswick Corp.	615	28,567
Life Sciences Tools and Services — 1.0%
Agilent Technologies, Inc.	10,014	675,544
Thermo Fisher Scientific, Inc.	6,955	1,556,460
		2,232,004

	Shares/ Principal Amount	Value
Machinery — 1.0%
Caterpillar, Inc.	12,281	$1,560,547
Parker-Hannifin Corp.	4,700	700,958
		2,261,505
Multiline Retail — 0.4%
Kohl's Corp.	14,013	929,622
Oil, Gas and Consumable Fuels — 2.9%
Chevron Corp.	11,362	1,236,072
ConocoPhillips	23,029	1,435,858
Continental Resources, Inc.(1)	11,372	457,040
CVR Energy, Inc.	650	22,412
EOG Resources, Inc.	4,266	372,038
Exxon Mobil Corp.	10,694	729,224
HollyFrontier Corp.	4,834	247,114
Marathon Petroleum Corp.	11,476	677,199
Phillips 66	13,107	1,129,168
		6,306,125
Paper and Forest Products — 0.2%
Domtar Corp.	9,282	326,077
Louisiana-Pacific Corp.	5,486	121,899
		447,976
Personal Products — 0.2%
Edgewell Personal Care Co.(1)	12,036	449,545
Pharmaceuticals — 3.3%
Allergan plc	8,977	1,199,866
Bristol-Myers Squibb Co.	16,399	852,420
Jazz Pharmaceuticals plc(1)	2,267	281,017
Johnson & Johnson	8,873	1,145,061
Merck & Co., Inc.	944	72,131
Pfizer, Inc.	62,981	2,749,121
Zoetis, Inc.	10,413	890,728
		7,190,344
Professional Services — 0.9%
CoStar Group, Inc.(1)	2,239	755,304
Robert Half International, Inc.	19,333	1,105,848
		1,861,152
Real Estate Management and Development — 0.1%
Jones Lang LaSalle, Inc.	2,383	301,688
Road and Rail — 0.6%
Norfolk Southern Corp.	8,457	1,264,660
Semiconductors and Semiconductor Equipment — 2.2%
Broadcom, Inc.	3,634	924,053
Intel Corp.	54,843	2,573,782
QUALCOMM, Inc.	21,637	1,231,362
		4,729,197
Software — 4.7%
Adobe, Inc.(1)	7,737	1,750,419

	Shares/ Principal Amount	Value
Intuit, Inc.	4,036	$794,487
LogMeIn, Inc.	3,698	301,646
Microsoft Corp.	58,271	5,918,585
Ultimate Software Group, Inc. (The)(1)	2,336	572,016
VMware, Inc., Class A	7,038	965,121
		10,302,274
Specialty Retail — 1.7%
AutoZone, Inc.(1)	1,447	1,213,078
O'Reilly Automotive, Inc.(1)	3,404	1,172,099
Ross Stores, Inc.	16,261	1,352,915
		3,738,092
Technology Hardware, Storage and Peripherals — 2.2%
Apple, Inc.	27,500	4,337,850
Seagate Technology plc	9,152	353,176
		4,691,026
Textiles, Apparel and Luxury Goods — 1.4%
Deckers Outdoor Corp.(1)	9,328	1,193,518
Michael Kors Holdings Ltd.(1)	18,668	707,890
Tapestry, Inc.	30,312	1,023,030
		2,924,438
Thrifts and Mortgage Finance — 0.2%
Essent Group Ltd.(1)	9,025	308,474
Tobacco — 0.7%
Altria Group, Inc.	31,027	1,532,424
TOTAL COMMON STOCKS (Cost $117,159,797)		127,585,212
CORPORATE BONDS — 11.1%
Aerospace and Defense†
Lockheed Martin Corp., 3.80%, 3/1/45	$20,000	18,360
United Technologies Corp., 6.05%, 6/1/36	35,000	39,994
United Technologies Corp., 5.70%, 4/15/40	20,000	22,041
		80,395
Air Freight and Logistics†
FedEx Corp., 4.05%, 2/15/48	20,000	16,843
United Parcel Service, Inc., 2.80%, 11/15/24	60,000	57,580
		74,423
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	200,000	196,714
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	51,307
General Motors Co., 4.20%, 10/1/27	30,000	27,103
General Motors Co., 5.15%, 4/1/38	50,000	42,882
General Motors Financial Co., Inc., 3.20%, 7/6/21	120,000	117,282
General Motors Financial Co., Inc., 5.25%, 3/1/26	200,000	196,041
		631,329
Banks — 1.8%
Bank of America Corp., 4.10%, 7/24/23	130,000	131,837
Bank of America Corp., MTN, 4.20%, 8/26/24	120,000	119,096

	Shares/ Principal Amount	Value
Bank of America Corp., MTN, 4.00%, 1/22/25	$305,000	$297,475
Bank of America Corp., MTN, 5.00%, 1/21/44	50,000	51,922
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	20,000	19,293
Bank of America Corp., VRN, 3.00%, 12/20/23	211,000	204,964
Barclays Bank plc, 5.14%, 10/14/20	200,000	202,213
Capital One Financial Corp., 3.75%, 7/28/26	200,000	183,576
Citigroup, Inc., 2.90%, 12/8/21	280,000	275,651
Citigroup, Inc., 2.75%, 4/25/22	165,000	160,101
Citigroup, Inc., 4.05%, 7/30/22	20,000	20,106
Citigroup, Inc., 3.20%, 10/21/26	340,000	314,309
Citigroup, Inc., 4.45%, 9/29/27	130,000	125,486
Citigroup, Inc., VRN, 3.52%, 10/27/28	50,000	46,744
Fifth Third BanCorp., 4.30%, 1/16/24	95,000	96,181
Huntington Bancshares, Inc., 2.30%, 1/14/22	40,000	38,647
JPMorgan Chase & Co., 2.55%, 3/1/21	60,000	59,170
JPMorgan Chase & Co., 4.625%, 5/10/21	160,000	164,709
JPMorgan Chase & Co., 3.25%, 9/23/22	140,000	138,953
JPMorgan Chase & Co., 3.875%, 9/10/24	105,000	103,592
JPMorgan Chase & Co., 3.125%, 1/23/25	220,000	209,856
JPMorgan Chase & Co., VRN, 3.54%, 5/1/28	20,000	19,101
JPMorgan Chase & Co., VRN, 3.88%, 7/24/38	60,000	54,772
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	20,000	17,772
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	20,000	17,610
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	40,000	40,738
Regions Financial Corp., 2.75%, 8/14/22	60,000	57,933
Royal Bank of Canada, 2.15%, 10/26/20	100,000	98,447
Royal Bank of Canada, MTN, 2.125%, 3/2/20	90,000	89,076
US Bancorp, MTN, 3.60%, 9/11/24	50,000	49,794
Wells Fargo & Co., 3.07%, 1/24/23	40,000	38,980
Wells Fargo & Co., 4.125%, 8/15/23	180,000	181,241
Wells Fargo & Co., MTN, 3.55%, 9/29/25	150,000	145,528
Wells Fargo & Co., MTN, 4.10%, 6/3/26	80,000	78,235
Wells Fargo & Co., MTN, 4.65%, 11/4/44	25,000	23,617
Wells Fargo & Co., MTN, 4.75%, 12/7/46	10,000	9,663
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/28	50,000	48,082
		3,934,470
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26(2)	415,000	392,636
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46(2)	75,000	69,794
Constellation Brands, Inc., 4.75%, 12/1/25	75,000	76,743
		539,173
Biotechnology — 0.6%
AbbVie, Inc., 2.50%, 5/14/20	100,000	99,069
AbbVie, Inc., 2.90%, 11/6/22	190,000	185,032
AbbVie, Inc., 3.60%, 5/14/25	30,000	28,828

	Shares/ Principal Amount	Value
AbbVie, Inc., 4.40%, 11/6/42	$30,000	$26,616
AbbVie, Inc., 4.70%, 5/14/45	10,000	9,139
Amgen, Inc., 2.20%, 5/22/19	100,000	99,624
Amgen, Inc., 2.65%, 5/11/22	200,000	195,562
Amgen, Inc., 4.66%, 6/15/51	46,000	43,579
Biogen, Inc., 3.625%, 9/15/22	70,000	70,240
Celgene Corp., 3.25%, 8/15/22	30,000	29,477
Celgene Corp., 3.625%, 5/15/24	60,000	58,585
Celgene Corp., 3.875%, 8/15/25	120,000	115,738
Celgene Corp., 3.45%, 11/15/27	20,000	18,245
Celgene Corp., 5.00%, 8/15/45	10,000	9,291
Gilead Sciences, Inc., 4.40%, 12/1/21	50,000	51,617
Gilead Sciences, Inc., 3.65%, 3/1/26	175,000	171,779
		1,212,421
Building Products†
Masco Corp., 4.45%, 4/1/25	50,000	50,179
Capital Markets†
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	60,000	51,595
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	30,000	29,663
Dow Chemical Co. (The), 4.375%, 11/15/42	50,000	44,086
Westlake Chemical Corp., 4.375%, 11/15/47	50,000	42,115
		115,864
Commercial Services and Supplies†
Republic Services, Inc., 3.55%, 6/1/22	50,000	50,243
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	24,748
Construction Materials†
Owens Corning, 4.20%, 12/15/22	30,000	29,812
Consumer Finance — 0.4%
American Express Co., 3.00%, 10/30/24	30,000	28,798
American Express Credit Corp., MTN, 2.20%, 3/3/20	175,000	173,135
American Express Credit Corp., MTN, 2.25%, 5/5/21	40,000	39,156
CIT Group, Inc., 5.00%, 8/15/22	120,000	118,650
Discover Bank, 3.45%, 7/27/26	250,000	229,741
IHS Markit Ltd., 4.75%, 2/15/25(2)	55,000	54,244
PNC Bank N.A., 3.80%, 7/25/23	250,000	251,020
Synchrony Financial, 2.60%, 1/15/19	20,000	19,993
Synchrony Financial, 3.00%, 8/15/19	10,000	9,936
		924,673
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23	10,000	9,750
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	100,000	97,875
		107,625

	Shares/ Principal Amount	Value
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	$20,000	$19,577
George Washington University (The), 3.55%, 9/15/46	15,000	13,609
		33,186
Diversified Financial Services — 1.3%
Ally Financial, Inc., 3.50%, 1/27/19	20,000	19,997
Ally Financial, Inc., 4.625%, 3/30/25	70,000	68,075
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	250,000	247,620
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	200,000	193,091
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	220,000	217,816
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	30,000	31,423
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	290,000	275,231
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	50,000	46,254
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	10,000	9,338
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	325,000	332,283
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	20,000	19,112
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/29	40,000	37,410
HSBC Holdings plc, 2.95%, 5/25/21	200,000	197,247
HSBC Holdings plc, 4.30%, 3/8/26	200,000	197,559
Morgan Stanley, 2.75%, 5/19/22	310,000	301,723
Morgan Stanley, 5.00%, 11/24/25	40,000	40,864
Morgan Stanley, 4.375%, 1/22/47	20,000	19,000
Morgan Stanley, MTN, 5.625%, 9/23/19	80,000	81,200
Morgan Stanley, MTN, 3.70%, 10/23/24	40,000	39,363
Morgan Stanley, MTN, 4.00%, 7/23/25	170,000	167,932
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	60,000	57,506
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(2)	200,000	195,152
		2,795,196
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.00%, 3/1/21	140,000	144,829
AT&T, Inc., 3.875%, 8/15/21	150,000	151,581
AT&T, Inc., 3.40%, 5/15/25	200,000	188,268
AT&T, Inc., 5.25%, 3/1/37	30,000	29,576
AT&T, Inc., 4.75%, 5/15/46	40,000	35,730
Deutsche Telekom International Finance BV, 2.23%, 1/17/20(2)	150,000	148,156
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)	150,000	141,794
Orange SA, 4.125%, 9/14/21	40,000	40,823
Telefonica Emisiones SA, 5.46%, 2/16/21	55,000	57,026
Verizon Communications, Inc., 3.50%, 11/1/24	60,000	59,400
Verizon Communications, Inc., 2.625%, 8/15/26	135,000	122,668
Verizon Communications, Inc., 5.01%, 8/21/54	95,000	92,453
		1,212,304
Electric Utilities — 0.1%
AEP Transmission Co. LLC, 3.75%, 12/1/47	20,000	18,416
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	30,000	30,413
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(2)	90,000	83,587

	Shares/ Principal Amount	Value
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(2)	$20,000	$17,875
		150,291
Energy Equipment and Services†
Halliburton Co., 3.80%, 11/15/25	30,000	29,137
Halliburton Co., 4.85%, 11/15/35	60,000	59,140
		88,277
Entertainment — 0.1%
21st Century Fox America, Inc., 6.90%, 8/15/39	40,000	52,786
21st Century Fox America, Inc., 4.75%, 9/15/44	10,000	10,703
Activision Blizzard, Inc., 2.30%, 9/15/21	30,000	29,235
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(2)	40,000	36,900
Viacom, Inc., 3.125%, 6/15/22	30,000	29,217
Viacom, Inc., 4.25%, 9/1/23	30,000	29,912
Viacom, Inc., 4.375%, 3/15/43	40,000	31,857
		220,610
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	20,000	20,484
American Tower Corp., 3.375%, 10/15/26	40,000	37,295
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	30,000	28,503
Boston Properties LP, 3.65%, 2/1/26	60,000	58,185
Crown Castle International Corp., 5.25%, 1/15/23	30,000	31,179
Essex Portfolio LP, 3.625%, 8/15/22	30,000	29,994
Essex Portfolio LP, 3.25%, 5/1/23	40,000	39,174
Hospitality Properties Trust, 4.65%, 3/15/24	40,000	39,924
Hudson Pacific Properties LP, 3.95%, 11/1/27	30,000	27,953
Kilroy Realty LP, 3.80%, 1/15/23	50,000	49,832
Kimco Realty Corp., 2.80%, 10/1/26	60,000	54,088
Ventas Realty LP, 4.125%, 1/15/26	20,000	19,873
VEREIT Operating Partnership LP, 4.125%, 6/1/21	70,000	70,678
Welltower, Inc., 3.75%, 3/15/23	50,000	49,955
		557,117
Food and Staples Retailing — 0.1%
CVS Health Corp., 3.50%, 7/20/22	110,000	109,330
CVS Health Corp., 2.75%, 12/1/22	35,000	33,713
Kroger Co. (The), 3.30%, 1/15/21	50,000	49,808
Kroger Co. (The), 3.875%, 10/15/46	20,000	16,354
Walmart, Inc., 4.05%, 6/29/48	110,000	110,049
		319,254
Food Products — 0.1%
Kraft Heinz Foods Co., 5.20%, 7/15/45	20,000	18,361
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)	90,000	87,750
		106,111
Gas Utilities — 0.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	25,000	25,213
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	50,000	50,959

	Shares/ Principal Amount	Value
Enbridge, Inc., 4.00%, 10/1/23	$55,000	$55,328
Energy Transfer LP, 7.50%, 10/15/20	30,000	31,275
Energy Transfer LP, 4.25%, 3/15/23	110,000	106,150
Energy Transfer Operating LP, 4.15%, 10/1/20	40,000	40,250
Energy Transfer Operating LP, 3.60%, 2/1/23	30,000	28,928
Energy Transfer Operating LP, 4.90%, 3/15/35	55,000	49,441
Energy Transfer Operating LP, 6.50%, 2/1/42	20,000	20,043
Energy Transfer Operating LP, 6.00%, 6/15/48	30,000	29,349
Enterprise Products Operating LLC, 5.20%, 9/1/20	120,000	123,719
Enterprise Products Operating LLC, 4.85%, 3/15/44	100,000	97,433
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	30,000	31,077
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	45,000	46,227
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	85,000	90,997
Kinder Morgan, Inc., 5.55%, 6/1/45	35,000	34,824
Magellan Midstream Partners LP, 6.55%, 7/15/19	20,000	20,298
MPLX LP, 4.875%, 6/1/25	95,000	95,915
MPLX LP, 4.50%, 4/15/38	30,000	26,310
MPLX LP, 5.20%, 3/1/47	40,000	36,997
ONEOK, Inc., 4.00%, 7/13/27	45,000	43,019
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	65,000	63,860
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	160,000	166,427
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	40,000	38,714
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	70,000	64,335
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	30,000	27,225
Williams Cos., Inc. (The), 4.125%, 11/15/20	80,000	80,653
Williams Cos., Inc. (The), 4.55%, 6/24/24	60,000	60,648
Williams Cos., Inc. (The), 5.10%, 9/15/45	60,000	55,698
		1,641,312
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 3.75%, 11/30/26	85,000	84,133
Becton Dickinson and Co., 3.73%, 12/15/24	100,000	96,719
Becton Dickinson and Co., 3.70%, 6/6/27	20,000	18,941
Medtronic, Inc., 3.50%, 3/15/25	140,000	139,623
Medtronic, Inc., 4.375%, 3/15/35	40,000	41,067
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	25,000	25,087
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	29,000	28,896
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	20,000	18,498
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	20,000	22,152
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	30,000	29,719
		504,835
Health Care Providers and Services — 0.4%
Aetna, Inc., 2.75%, 11/15/22	30,000	28,806
Anthem, Inc., 3.65%, 12/1/27	30,000	28,733
Anthem, Inc., 4.65%, 1/15/43	50,000	48,969
Cardinal Health, Inc., 1.95%, 6/14/19	130,000	129,345
CVS Health Corp., 4.30%, 3/25/28	150,000	147,155

	Shares/ Principal Amount	Value
CVS Health Corp., 4.78%, 3/25/38	$30,000	$28,868
CVS Health Corp., 5.05%, 3/25/48	40,000	39,103
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	29,374
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	15,000	14,543
Kaiser Foundation Hospitals, 4.15%, 5/1/47	20,000	19,813
Northwell Healthcare, Inc., 4.26%, 11/1/47	20,000	19,066
Stanford Health Care, 3.80%, 11/15/48	20,000	19,201
Tenet Healthcare Corp., 4.625%, 7/15/24	81,000	75,634
UnitedHealth Group, Inc., 2.875%, 12/15/21	30,000	29,914
UnitedHealth Group, Inc., 2.875%, 3/15/22	75,000	74,434
UnitedHealth Group, Inc., 3.75%, 7/15/25	65,000	65,884
UnitedHealth Group, Inc., 4.75%, 7/15/45	30,000	31,856
Universal Health Services, Inc., 4.75%, 8/1/22(2)	20,000	19,950
		850,648
Hotels, Restaurants and Leisure — 0.1%
Aramark Services, Inc., 5.00%, 4/1/25(2)	35,000	34,300
McDonald's Corp., MTN, 3.375%, 5/26/25	40,000	39,176
McDonald's Corp., MTN, 4.45%, 3/1/47	60,000	57,672
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	31,538
		162,686
Household Durables — 0.1%
D.R. Horton, Inc., 5.75%, 8/15/23	35,000	36,831
Lennar Corp., 4.75%, 4/1/21	80,000	79,500
Lennar Corp., 4.75%, 11/29/27	30,000	27,188
Toll Brothers Finance Corp., 6.75%, 11/1/19	30,000	30,412
Toll Brothers Finance Corp., 4.35%, 2/15/28	90,000	77,400
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	10,000	9,950
		261,281
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47	40,000	36,121
Insurance — 0.5%
American International Group, Inc., 4.125%, 2/15/24	230,000	231,190
American International Group, Inc., 4.50%, 7/16/44	20,000	17,923
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	50,000	49,907
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	40,000	39,902
Berkshire Hathaway, Inc., 2.75%, 3/15/23	80,000	78,575
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	52,136
Chubb INA Holdings, Inc., 3.15%, 3/15/25	40,000	39,158
Chubb INA Holdings, Inc., 3.35%, 5/3/26	20,000	19,593
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	50,000	56,884
International Lease Finance Corp., 5.875%, 8/15/22	120,000	125,791
Markel Corp., 4.90%, 7/1/22	40,000	41,326
Markel Corp., 3.50%, 11/1/27	30,000	28,379
MetLife, Inc., 4.125%, 8/13/42	40,000	37,522
MetLife, Inc., 4.875%, 11/13/43	45,000	46,647
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	9,941
Prudential Financial, Inc., 3.94%, 12/7/49	76,000	68,335

	Shares/ Principal Amount	Value
Voya Financial, Inc., 5.70%, 7/15/43	$45,000	$48,818
WR Berkley Corp., 4.625%, 3/15/22	20,000	20,571
		1,012,598
Internet and Direct Marketing Retail†
eBay, Inc., 2.15%, 6/5/20	40,000	39,501
IT Services†
Fidelity National Information Services, Inc., 3.00%, 8/15/26	110,000	101,419
Media — 0.5%
CBS Corp., 4.85%, 7/1/42	10,000	9,219
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	285,000	283,656
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	30,000	28,162
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	45,000	46,593
Comcast Corp., 4.40%, 8/15/35	20,000	19,424
Comcast Corp., 6.40%, 5/15/38	50,000	58,821
Comcast Corp., 4.75%, 3/1/44	20,000	20,102
Comcast Corp., 4.70%, 10/15/48	110,000	112,191
Discovery Communications LLC, 5.625%, 8/15/19	16,000	16,211
Discovery Communications LLC, 3.95%, 3/20/28	90,000	83,659
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	20,000	20,185
TEGNA, Inc., 5.125%, 7/15/20	57,000	57,012
Time Warner Cable LLC, 5.50%, 9/1/41	25,000	22,188
Time Warner Cable LLC, 4.50%, 9/15/42	10,000	8,075
Warner Media LLC, 4.70%, 1/15/21	30,000	30,777
Warner Media LLC, 2.95%, 7/15/26	80,000	71,678
Warner Media LLC, 3.80%, 2/15/27	100,000	94,042
Warner Media LLC, 5.35%, 12/15/43	20,000	19,366
		1,001,361
Metals and Mining — 0.1%
Steel Dynamics, Inc., 4.125%, 9/15/25	100,000	92,375
Steel Dynamics, Inc., 5.00%, 12/15/26	50,000	47,500
		139,875
Multi-Utilities — 0.5%
American Electric Power Co., Inc., 3.20%, 11/13/27	20,000	19,018
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	30,000	28,500
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	30,000	29,784
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	30,000	27,035
CenterPoint Energy, Inc., 4.25%, 11/1/28	40,000	40,638
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	35,000	32,767
Dominion Energy, Inc., 2.75%, 9/15/22	70,000	67,448
Dominion Energy, Inc., 4.90%, 8/1/41	20,000	19,923
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,065
Duke Energy Corp., 2.65%, 9/1/26	70,000	63,871
Duke Energy Florida LLC, 6.35%, 9/15/37	20,000	25,081
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	28,166
Duke Energy Progress LLC, 4.15%, 12/1/44	20,000	19,519

	Shares/ Principal Amount	Value
Exelon Corp., 5.15%, 12/1/20	$32,000	$32,713
Exelon Corp., 4.45%, 4/15/46	30,000	28,681
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	20,289
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	9,829
FirstEnergy Corp., 4.25%, 3/15/23	30,000	30,506
FirstEnergy Corp., 4.85%, 7/15/47	20,000	20,115
Florida Power & Light Co., 4.125%, 2/1/42	40,000	40,475
Florida Power & Light Co., 3.95%, 3/1/48	30,000	29,419
Georgia Power Co., 4.30%, 3/15/42	10,000	9,256
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	62,042
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	50,000	47,824
NiSource, Inc., 5.65%, 2/1/45	35,000	38,285
Potomac Electric Power Co., 3.60%, 3/15/24	60,000	60,513
Progress Energy, Inc., 3.15%, 4/1/22	20,000	19,712
Sempra Energy, 2.875%, 10/1/22	40,000	38,609
Sempra Energy, 3.25%, 6/15/27	30,000	27,628
Sempra Energy, 3.80%, 2/1/38	20,000	17,245
Sempra Energy, 4.00%, 2/1/48	20,000	17,260
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	25,000	22,003
Southern Power Co., 5.15%, 9/15/41	10,000	9,984
Southwestern Public Service Co., 3.70%, 8/15/47	20,000	18,405
Virginia Electric & Power Co., 3.45%, 2/15/24	30,000	30,011
Xcel Energy, Inc., 3.35%, 12/1/26	20,000	19,448
		1,072,067
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	30,000	27,802
Oil, Gas and Consumable Fuels — 0.7%
Anadarko Petroleum Corp., 5.55%, 3/15/26	75,000	78,699
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	21,679
Antero Resources Corp., 5.00%, 3/1/25	50,000	45,500
Apache Corp., 4.75%, 4/15/43	40,000	34,458
BP Capital Markets America, Inc., 4.50%, 10/1/20	30,000	30,718
Cimarex Energy Co., 4.375%, 6/1/24	75,000	74,666
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	30,000	30,464
Concho Resources, Inc., 4.375%, 1/15/25	75,000	74,205
Concho Resources, Inc., 4.875%, 10/1/47	60,000	57,346
Continental Resources, Inc., 4.375%, 1/15/28	150,000	141,454
Ecopetrol SA, 5.875%, 5/28/45	10,000	9,465
Encana Corp., 6.50%, 2/1/38	70,000	76,182
EOG Resources, Inc., 5.625%, 6/1/19	30,000	30,287
EOG Resources, Inc., 4.10%, 2/1/21	20,000	20,300
Equinor ASA, 2.45%, 1/17/23	40,000	38,885
Exxon Mobil Corp., 2.71%, 3/6/25	40,000	38,784
Exxon Mobil Corp., 3.04%, 3/1/26	50,000	48,849
Hess Corp., 4.30%, 4/1/27	50,000	45,871
Hess Corp., 6.00%, 1/15/40	90,000	82,815
Marathon Oil Corp., 3.85%, 6/1/25	40,000	37,593

	Shares/ Principal Amount	Value
Newfield Exploration Co., 5.75%, 1/30/22	$70,000	$70,875
Newfield Exploration Co., 5.375%, 1/1/26	40,000	39,300
Noble Energy, Inc., 4.15%, 12/15/21	50,000	50,269
Petroleos Mexicanos, 6.00%, 3/5/20	26,000	26,507
Petroleos Mexicanos, 4.875%, 1/24/22	70,000	68,320
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	9,075
Petroleos Mexicanos, 6.625%, 6/15/35	10,000	8,780
Phillips 66, 4.30%, 4/1/22	50,000	51,368
Shell International Finance BV, 2.375%, 8/21/22	20,000	19,507
Shell International Finance BV, 3.25%, 5/11/25	40,000	39,493
Shell International Finance BV, 3.625%, 8/21/42	40,000	36,392
Total Capital Canada Ltd., 2.75%, 7/15/23	20,000	19,571
		1,457,677
Paper and Forest Products†
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	60,000	62,175
International Paper Co., 4.40%, 8/15/47	50,000	42,268
		104,443
Pharmaceuticals — 0.2%
Allergan Finance LLC, 3.25%, 10/1/22	130,000	127,208
Allergan Funding SCS, 3.85%, 6/15/24	89,000	87,880
Allergan Funding SCS, 4.55%, 3/15/35	20,000	19,044
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	180,000	174,163
		408,295
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	39,000	39,385
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	60,000	61,323
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	35,000	34,061
CSX Corp., 3.40%, 8/1/24	30,000	29,997
CSX Corp., 3.25%, 6/1/27	140,000	132,005
Union Pacific Corp., 3.60%, 9/15/37	50,000	44,886
Union Pacific Corp., 4.75%, 9/15/41	10,000	10,373
Union Pacific Corp., 4.05%, 11/15/45	30,000	27,458
Union Pacific Corp., 3.35%, 8/15/46	10,000	8,225
		387,713
Semiconductors and Semiconductor Equipment†
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	40,000	36,174
Software — 0.2%
Microsoft Corp., 2.70%, 2/12/25	70,000	67,979
Microsoft Corp., 3.30%, 2/6/27	100,000	99,210
Microsoft Corp., 3.45%, 8/8/36	60,000	56,956
Microsoft Corp., 4.25%, 2/6/47	70,000	73,773
Oracle Corp., 2.50%, 10/15/22	25,000	24,343
Oracle Corp., 3.625%, 7/15/23	30,000	30,423
Oracle Corp., 2.65%, 7/15/26	125,000	116,023
		468,707

	Shares/ Principal Amount	Value
Specialty Retail — 0.2%
Ashtead Capital, Inc., 4.125%, 8/15/25(2)	$200,000	$184,000
Home Depot, Inc. (The), 3.75%, 2/15/24	40,000	40,924
Home Depot, Inc. (The), 3.00%, 4/1/26	40,000	38,726
Home Depot, Inc. (The), 5.95%, 4/1/41	50,000	61,548
United Rentals North America, Inc., 4.625%, 7/15/23	70,000	68,950
		394,148
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.75%, 1/13/25	30,000	28,964
Apple, Inc., 2.50%, 2/9/25	140,000	132,379
Apple, Inc., 2.45%, 8/4/26	60,000	55,540
Apple, Inc., 3.20%, 5/11/27	60,000	58,001
Apple, Inc., 2.90%, 9/12/27	70,000	66,021
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	180,000	181,157
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	60,000	60,169
Seagate HDD Cayman, 4.75%, 6/1/23	40,000	37,435
		619,666
Wireless Telecommunication Services†
AT&T, Inc., 4.10%, 2/15/28	30,000	28,913
AT&T, Inc., 5.15%, 11/15/46	42,000	39,218
Vodafone Group plc, 4.375%, 5/30/28	30,000	29,175
		97,306
TOTAL CORPORATE BONDS (Cost $24,872,133)		24,134,931
U.S. TREASURY SECURITIES — 9.9%
U.S. Treasury Bonds, 3.50%, 2/15/39	900,000	986,228
U.S. Treasury Bonds, 4.375%, 11/15/39	400,000	491,320
U.S. Treasury Bonds, 3.125%, 11/15/41	300,000	307,825
U.S. Treasury Bonds, 3.00%, 5/15/42	1,450,000	1,454,777
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	622,889
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	293,523
U.S. Treasury Bonds, 3.125%, 8/15/44	220,000	225,053
U.S. Treasury Bonds, 3.00%, 11/15/44	280,000	280,168
U.S. Treasury Bonds, 2.50%, 2/15/45	1,500,000	1,362,426
U.S. Treasury Bonds, 3.00%, 5/15/45	250,000	250,052
U.S. Treasury Bonds, 3.00%, 11/15/45	400,000	400,027
U.S. Treasury Bonds, 3.375%, 11/15/48	100,000	107,142
U.S. Treasury Notes, 1.50%, 10/31/19(3)	150,000	148,631
U.S. Treasury Notes, 1.375%, 2/29/20	150,000	147,916
U.S. Treasury Notes, 2.50%, 5/31/20	1,300,000	1,298,928
U.S. Treasury Notes, 1.875%, 12/15/20	1,200,000	1,185,722
U.S. Treasury Notes, 1.875%, 1/31/22	3,400,000	3,340,127
U.S. Treasury Notes, 2.00%, 11/30/22	3,100,000	3,044,402
U.S. Treasury Notes, 2.75%, 5/31/23	2,700,000	2,729,910
U.S. Treasury Notes, 3.125%, 11/15/28	2,800,000	2,906,765
TOTAL U.S. TREASURY SECURITIES (Cost $21,490,902)		21,583,831

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.8%
FHLMC, VRN, 4.22%, (1-year H15T1Y plus 2.25%), 9/1/35	$45,794	$48,163
FHLMC, VRN, 4.39%, (12-month LIBOR plus 1.87%), 7/1/36	8,901	9,343
FHLMC, VRN, 4.45%, (1-year H15T1Y plus 2.14%), 10/1/36	24,717	25,960
FHLMC, VRN, 4.19%, (1-year H15T1Y plus 2.25%), 4/1/37	26,466	27,935
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.78%), 2/1/38	12,620	13,237
FHLMC, VRN, 3.89%, (12-month LIBOR plus 1.85%), 6/1/38	7,828	8,225
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	12,228	12,461
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	3,667	3,836
FHLMC, VRN, 3.68%, (12-month LIBOR plus 1.89%), 7/1/41	12,075	12,419
FHLMC, VRN, 4.07%, (12-month LIBOR plus 1.87%), 7/1/41	15,466	15,769
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	57,620	57,094
FHLMC, VRN, 3.53%, (12-month LIBOR plus 1.64%), 2/1/43	9,604	9,971
FHLMC, VRN, 4.25%, (12-month LIBOR plus 1.62%), 6/1/43	2,799	2,889
FHLMC, VRN, 4.28%, (12-month LIBOR plus 1.65%), 6/1/43	6,168	6,378
FHLMC, VRN, 2.86%, (12-month LIBOR plus 1.62%), 1/1/44	37,769	37,748
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.57%), 10/1/44	55,959	56,678
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	74,863	74,958
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46	208,744	208,948
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	167,600	168,743
FNMA, VRN, 4.11%, (6-month LIBOR plus 1.57%), 6/1/35	17,241	17,802
FNMA, VRN, 4.11%, (6-month LIBOR plus 1.57%), 6/1/35	23,601	24,413
FNMA, VRN, 4.12%, (6-month LIBOR plus 1.57%), 6/1/35	24,157	24,994
FNMA, VRN, 4.13%, (6-month LIBOR plus 1.57%), 6/1/35	37,946	39,243
FNMA, VRN, 4.25%, (1-year H15T1Y plus 2.16%), 3/1/38	24,038	25,332
FNMA, VRN, 3.57%, (12-month LIBOR plus 1.69%), 1/1/40	4,291	4,484
FNMA, VRN, 4.26%, (12-month LIBOR plus 1.79%), 3/1/40	7,844	8,206
FNMA, VRN, 3.61%, (12-month LIBOR plus 1.79%), 8/1/40	24,219	24,658
FNMA, VRN, 3.92%, (12-month LIBOR plus 1.77%), 10/1/40	15,419	15,671
FNMA, VRN, 3.33%, (12-month LIBOR plus 1.82%), 9/1/41	16,607	16,923
FNMA, VRN, 3.74%, (12-month LIBOR plus 1.56%), 3/1/43	8,751	9,027
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	67,184	67,212
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	138,197	138,762
FNMA, VRN, 3.20%, (12-month LIBOR plus 1.61%), 3/1/47	94,238	94,663
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 4/1/47	103,347	103,894
FNMA, VRN, 2.95%, (12-month LIBOR plus 1.62%), 5/1/47	103,790	104,613
FNMA, VRN, 3.26%, (12-month LIBOR plus 1.62%), 5/1/47	119,071	120,674
FNMA, VRN, 2.91%, (12-month LIBOR plus 1.61%), 10/1/47	79,926	80,389
		1,721,715
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.5%
FHLMC, 6.50%, 1/1/28	2,292	2,503
FHLMC, 6.50%, 6/1/29	2,665	2,895
FHLMC, 8.00%, 7/1/30	2,577	3,005
FHLMC, 5.50%, 12/1/33	65,636	71,146
FHLMC, 5.50%, 1/1/38	9,163	9,907
FHLMC, 6.00%, 8/1/38	15,511	16,825

	Shares/ Principal Amount	Value
FHLMC, 3.00%, 2/1/43	$265,962	$261,528
FNMA, 3.00%, TBA	1,500,000	1,463,838
FNMA, 3.50%, TBA	2,525,000	2,525,548
FNMA, 4.00%, TBA	846,000	862,739
FNMA, 4.50%, TBA	2,225,000	2,305,427
FNMA, 4.50%, 5/1/19	898	915
FNMA, 4.50%, 5/1/19	680	693
FNMA, 6.50%, 1/1/29	5,854	6,507
FNMA, 7.50%, 7/1/29	16,361	17,870
FNMA, 7.50%, 9/1/30	2,498	2,910
FNMA, 5.00%, 7/1/31	75,810	79,498
FNMA, 6.50%, 1/1/32	3,600	3,896
FNMA, 5.50%, 6/1/33	17,511	18,852
FNMA, 5.50%, 8/1/33	40,143	43,252
FNMA, 5.00%, 11/1/33	102,492	109,256
FNMA, 5.50%, 1/1/34	37,710	40,645
FNMA, 5.00%, 4/1/35	80,189	85,214
FNMA, 4.50%, 9/1/35	49,526	51,592
FNMA, 5.00%, 2/1/36	78,391	83,315
FNMA, 5.50%, 1/1/37	56,919	61,382
FNMA, 5.50%, 2/1/37	13,366	14,402
FNMA, 6.00%, 7/1/37	87,895	95,854
FNMA, 6.50%, 8/1/37	20,318	21,940
FNMA, 5.00%, 4/1/40	133,384	141,710
FNMA, 5.00%, 6/1/40	92,245	97,916
FNMA, 3.50%, 1/1/41	317,376	320,051
FNMA, 4.00%, 1/1/41	447,896	461,916
FNMA, 4.00%, 5/1/41	97,624	100,461
FNMA, 5.00%, 6/1/41	113,477	120,565
FNMA, 4.50%, 7/1/41	124,417	130,440
FNMA, 4.50%, 9/1/41	30,517	31,938
FNMA, 4.00%, 12/1/41	162,095	166,805
FNMA, 4.00%, 1/1/42	46,599	47,952
FNMA, 4.00%, 1/1/42	174,218	179,278
FNMA, 3.50%, 5/1/42	315,350	318,008
FNMA, 3.50%, 6/1/42	75,750	76,388
FNMA, 3.50%, 5/1/45	587,136	589,723
FNMA, 6.50%, 8/1/47	3,749	3,913
FNMA, 6.50%, 9/1/47	4,768	4,954
FNMA, 6.50%, 9/1/47	229	238
FNMA, 6.50%, 9/1/47	2,507	2,603
FNMA, 3.50%, 10/1/47	1,412,584	1,413,558
FNMA, 3.50%, 3/1/48	1,449,912	1,450,846
FNMA, 4.00%, 8/1/48	1,720,167	1,755,240
GNMA, 3.00%, TBA	500,000	491,993
GNMA, 3.50%, TBA	525,000	528,621
GNMA, 4.00%, TBA	1,000,000	1,024,146

	Shares/ Principal Amount	Value
GNMA, 7.00%, 4/20/26	$8,235	$9,139
GNMA, 7.50%, 8/15/26	5,041	5,543
GNMA, 7.00%, 2/15/28	2,317	2,319
GNMA, 7.50%, 2/15/28	2,046	2,049
GNMA, 6.50%, 5/15/28	1,184	1,275
GNMA, 6.50%, 5/15/28	334	360
GNMA, 7.00%, 12/15/28	2,217	2,219
GNMA, 7.00%, 5/15/31	16,911	19,198
GNMA, 5.50%, 11/15/32	38,765	41,977
GNMA, 4.50%, 1/15/40	32,409	33,855
GNMA, 4.50%, 5/20/41	94,361	99,058
GNMA, 4.50%, 6/15/41	56,330	59,267
GNMA, 4.00%, 12/15/41	187,027	192,857
GNMA, 3.50%, 7/20/42	71,432	72,313
GNMA, 2.50%, 7/20/46	182,006	174,431
GNMA, 2.50%, 8/20/46	119,400	114,429
		18,552,906
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $20,273,971)		20,274,621
ASSET-BACKED SECURITIES — 3.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	300,000	299,146
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	155,661	153,743
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.71%, (1-month LIBOR plus 1.25%), 12/17/33(2)	177,565	178,066
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	1,033	1,033
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	174,700	177,955
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	10,011	9,967
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	47,210	46,466
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	58,857	58,277
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(2)	381,078	383,141
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 3.16%, (1-month LIBOR plus 0.70%), 3/17/37(2)	396,048	388,448
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 3.54%, (1-month LIBOR plus 1.08%), 6/17/37(2)	275,000	273,111
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 3.46%, (1-month LIBOR plus 1.00%), 7/17/37(2)	423,392	421,731
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 3.71%, (1-month LIBOR plus 1.25%), 1/17/38(2)	550,000	549,070
Mosaic Solar Loan Trust, Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(2)	91,677	91,665
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	27,178	26,752
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	28,165	27,747
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	43,384	42,327

	Shares/ Principal Amount	Value
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	$160,548	$157,436
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(2)	279,752	282,571
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(2)	225,000	221,387
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	350,000	354,978
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(2)	625,000	632,506
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	35,184	34,904
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	17,782	17,677
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(2)	234,783	237,152
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(2)	254,348	255,934
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(2)	39,325	39,315
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(2)	84,001	82,249
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 6/25/57(2)	115,991	113,368
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(2)	228,662	223,405
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	86,321	85,034
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(2)	336,085	328,209
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	14,367	14,488
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	435,837	428,744
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	159,878	156,251
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	196,740	199,032
TOTAL ASSET-BACKED SECURITIES (Cost $7,006,968)		6,993,285
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.6%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	3,160	3,149
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.30%, 3/25/35	31,901	32,169
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(2)	107,121	105,966
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.39%, 6/25/34	26,528	26,425
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.26%, 8/25/34	24,049	23,389
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.29%, 8/25/34	22,151	21,928
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.47%, 8/25/35	6,795	6,871
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, (1-year H15T1Y plus 2.15%), 9/25/35	18,478	18,711

	Shares/ Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	$1,149	$1,114
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(2)	287,102	284,615
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(2)	152,066	150,450
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.21%, 10/25/34	7,551	7,475
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 8/25/35	10,164	10,196
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 10/25/47(2)	201,268	200,648
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.83%, 6/25/34	14,696	14,486
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.97%, 5/25/34	17,346	17,699
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.11%, 1/25/35	27,754	27,455
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.30%, 9/25/35	63,921	65,177
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.43%, 9/25/35	14,061	14,211
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.31%, 7/25/35	11,665	11,722
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.13%, 7/25/35	6,142	6,122
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.13%, 4/25/35	12,170	12,337
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	23,985	23,271
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(2)	171,428	168,689
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(2)	186,470	185,406
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.44%, 11/21/34	75,179	77,270
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.28%, 11/25/35	53,349	52,852
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.68%, 2/25/35	27,532	27,875
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(2)	320,370	323,046
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(2)	162,643	164,483
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 4.01%, (1-month LIBOR plus 1.50%), 6/25/57(2)	97,331	99,410
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/25/42	3,626	3,640
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 2/25/47(2)	86,712	85,729
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(2)	176,486	175,236
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(2)	199,594	200,769
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(2)	254,043	252,223

	Shares/ Principal Amount	Value
Sequoia Mortgage Trust, Series 2018-7, Class A4, VRN, 4.00%, 9/25/48(2)	$384,649	$389,542
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(2)	256,403	258,963
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	42,551	39,810
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.35%, 7/25/34	45,363	45,490
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.25%, (1-month LIBOR plus 0.74%), 9/25/44	46,941	46,169
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.67%, 3/25/35	71,895	70,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.61%, 9/25/34	12,548	12,883
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 4.97%, 12/25/34	11,733	11,969
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	10,051	9,800
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	19,846	20,134
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.52%, 6/25/35	50,257	53,063
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.51%, 6/25/35	14,961	15,472
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.42%, 3/25/35	13,097	13,294
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.37%, 5/25/35	21,708	21,947
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	14,953	14,787
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	10,182	9,992
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	8,096	8,013
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	3,844	3,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	2,721	2,697
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	11,586	11,109
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	18,320	19,106
		3,981,057
U.S. Government Agency Collateralized Mortgage Obligations — 0.8%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.81%, (1-month LIBOR plus 1.30%), 3/25/29	150,000	150,221
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.71%, (1-month LIBOR plus 1.20%), 10/25/29	35,376	35,583
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.96%, (1-month LIBOR plus 0.45%), 7/25/30	185,861	185,013
FHLMC, Series KF31, Class A, VRN, 2.72%, (1-month LIBOR plus 0.37%), 4/25/24	252,085	251,041
FNMA, Series 2014-C02, Class 1M2, VRN, 5.11%, (1-month LIBOR plus 2.60%), 5/25/24	85,000	89,124
FNMA, Series 2014-C02, Class 2M2, VRN, 5.11%, (1-month LIBOR plus 2.60%), 5/25/24	103,132	106,906

	Shares/ Principal Amount	Value
FNMA, Series 2016-C04, Class 1M1, VRN, 3.96%, (1-month LIBOR plus 1.45%), 1/25/29	$29,034	$29,148
FNMA, Series 2016-C05, Class 2M1, VRN, 3.86%, (1-month LIBOR plus 1.35%), 1/25/29	14,861	14,884
FNMA, Series 2017-C01, Class 1M1, VRN, 3.81%, (1-month LIBOR plus 1.30%), 7/25/29	63,084	63,293
FNMA, Series 2018-C01, Class 1M1, VRN, 3.11%, (1-month LIBOR plus 0.60%), 7/25/30	464,561	463,099
FNMA, Series 2018-C02, Class 2M1, VRN, 3.16%, (1-month LIBOR plus 0.65%), 8/25/30	400,577	400,223
		1,788,535
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,790,752)		5,769,592
COLLATERALIZED LOAN OBLIGATIONS — 2.0%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.49%, (3-month LIBOR plus 1.02%), 4/20/31(2)	175,000	171,599
Carlyle Global Market Strategies CLO, Series 2014-5A, Class A1RR, VRN, 3.47%, (3-month LIBOR plus 1.14%), 7/15/31(2)	225,000	223,155
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.47%, (3-month LIBOR plus 1.02%), 4/17/31(2)	200,000	196,114
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.47%, (3-month LIBOR plus 0.98%), 4/24/31(2)	350,000	345,037
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 3.58%, (3-month LIBOR plus 1.11%), 1/22/31(2)	124,000	123,025
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.41%, (3-month LIBOR plus 0.97%), 4/15/31(2)	100,000	98,512
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.41%, (3-month LIBOR plus 0.97%), 4/18/31(2)	300,000	295,717
Dryden 71 CLO Ltd., Series 2018-71A, Class B, VRN, 4.59%, (3-month LIBOR plus 1.90%), 1/15/29(2)(4)	175,000	175,000
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.59%, (3-month LIBOR plus 1.12%), 7/20/31(2)	175,000	172,719
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.51%, (3-month LIBOR plus 1.07%), 1/18/31(2)	125,000	123,151
KKR CLO Ltd., Series 11, Class AR, VRN, 3.62%, (3-month LIBOR plus 1.18%), 1/15/31(2)	100,000	99,017
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, (3-month LIBOR plus 1.15%), 7/20/31(2)	250,000	247,055
LCM XIV LP, Series 14A, Class AR, VRN, 3.51%, (3-month LIBOR plus 1.04%), 7/20/31(2)	225,000	221,340
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.96%, (1-month LIBOR plus 1.50%), 5/15/28(2)	193,000	192,156
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.40%, (3-month LIBOR plus 0.95%), 4/19/30(2)	250,000	247,755
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.42%, (3-month LIBOR plus 0.98%), 4/15/31(2)	300,000	295,862
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.59%, (3-month LIBOR plus 1.15%), 4/18/31(2)	200,000	197,183
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.40%, (3-month LIBOR plus 0.96%), 4/16/31(2)	275,000	269,246
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.53%, (3-month LIBOR plus 1.07%), 10/20/28(2)	225,000	223,665
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.46%, (3-month LIBOR plus 0.97%), 4/25/31(2)	175,000	171,964

	Shares/ Principal Amount	Value
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.59%, (3-month LIBOR plus 1.15%), 10/18/31(2)	$175,000	$173,606
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $4,314,727)		4,262,878
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	100,000	98,894
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	200,000	200,362
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	375,000	388,101
BX Trust, Series 2018-MCSF, Class A, VRN, 2.98%, (1-month LIBOR plus 0.58%), 4/15/35(2)	200,000	196,481
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	125,000	130,436
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	125,000	128,813
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	125,000	127,061
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	100,000	99,494
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	150,000	149,690
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(2)	375,000	368,988
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(2)	200,000	198,729
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	147,214	145,795
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 3.16%, (1-month LIBOR plus 0.70%), 6/15/34(2)	250,000	246,599
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(2)	250,000	237,650
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 5/15/48(2)	400,000	399,223
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	170,000	168,371
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 SEQ, 4.17%, 12/15/46	50,000	51,761
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	100,000	95,222
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	150,000	145,735
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(2)	125,000	123,720
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	130,000	126,102
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,905,970)		3,827,227
BANK LOAN OBLIGATIONS(5) — 0.7%
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., 2017 Term Loan B, 4.75%, (1-month LIBOR plus 2.25%), 2/22/24	230,000	219,171
Zayo Group, LLC, 2017 Incremental Term Loan, 4.77%, (1-month LIBOR plus 2.25%), 1/19/24	140,000	134,500
		353,671

	Shares/ Principal Amount	Value
Food Products†
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.51%, (1-month LIBOR plus 2.00%), 5/24/24	$41,322	$39,928
Post Holdings Inc., 2017 Series A Incremental Term Loan, 4.51%, (1-month LIBOR plus 2.00%), 5/24/24	12,789	12,357
		52,285
Health Care Providers and Services — 0.1%
DaVita, Inc., Term Loan B, 6/24/21(6)	100,000	99,500
HCA Inc., 2018 Term Loan B10, 4.52%, (1-month LIBOR plus 2.00%), 3/13/25	168,725	165,863
		265,363
Hotels, Restaurants and Leisure — 0.1%
Hilton Worldwide Finance, LLC, Term Loan B2, 4.26%, (1-month LIBOR plus 1.75%), 10/25/23	91,226	88,294
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.52%, (1-month LIBOR plus 2.00%), 3/21/25	188,698	181,353
		269,647
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc., 2016 Term Loan B, 4.27%, (1-month LIBOR plus 1.75%), 6/30/23	139,286	134,324
IT Services — 0.1%
First Data Corporation, 2024 USD Term Loan, 4.50%, (1-month LIBOR plus 2.00%), 4/26/24	150,000	143,662
Media†
Charter Communications Operating, LLC, 2017 Term Loan B, 4.53%, (1-month LIBOR plus 2.00%), 4/30/25	99,748	95,946
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC, 2017 Term Loan B, 4.53%, (1-month LIBOR plus 2.00%), 9/7/23	149,246	143,836
Western Digital Corporation, 2018 Term Loan B4, 4.26%, (1-month LIBOR plus 1.75%), 4/29/23	158,800	151,919
		295,755
TOTAL BANK LOAN OBLIGATIONS (Cost $1,674,633)		1,610,653
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	70,000	93,661
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	32,514
Houston GO, 3.96%, 3/1/47	25,000	24,735
Los Angeles Community College District GO, 6.68%, 8/1/36	20,000	26,542
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	31,595
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	19,969
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	200,000	240,988
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	23,191
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	91,801
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	58,547
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	33,007
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	45,938
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	45,955
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	45,000	53,175

	Shares/ Principal Amount	Value
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	$25,000	$31,397
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	25,000	28,944
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	20,000	28,594
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	30,000	35,385
State of California GO, 4.60%, 4/1/38	120,000	123,948
State of California GO, 7.55%, 4/1/39	20,000	28,720
State of California GO, 7.30%, 10/1/39	15,000	20,637
State of California GO, 7.60%, 11/1/40	20,000	29,197
State of Illinois GO, 5.10%, 6/1/33	45,000	42,974
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	20,000	24,914
TOTAL MUNICIPAL SECURITIES (Cost $1,159,293)		1,216,328
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.125%, 4/24/26	40,000	38,159
FNMA, 6.625%, 11/15/30	200,000	268,506
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $290,495)		306,665
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	30,000	30,502
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23	30,000	32,826
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	10,000	12,675
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	35,295
		47,970
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	9,885
Republic of Poland Government International Bond, 5.125%, 4/21/21	35,000	36,560
		46,445
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	17,950
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $170,399)		175,693
TEMPORARY CASH INVESTMENTS — 3.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $8,560,457)	8,560,457	8,560,457
TOTAL INVESTMENT SECURITIES — 104.0% (Cost $216,670,497)		226,301,373
OTHER ASSETS AND LIABILITIES — (4.0)%		(8,778,308)
TOTAL NET ASSETS — 100.0%		$217,523,065

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	9	March 2019	$1,800,000	$1,910,813	$11,933
U.S. Treasury 5-Year Notes	8	March 2019	$800,000	917,500	13,607
U.S. Treasury 10-Year Notes	7	March 2019	$700,000	854,109	17,578
U.S. Treasury 10-Year Ultra Notes	1	March 2019	$100,000	130,078	3,718
U.S. Treasury Long Bonds	3	March 2019	$300,000	438,000	20,196
				$4,250,500	$67,032

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 31	Sell	1.00%	12/20/23	$2,200,000	$11,152	$1,949	$13,101

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $18,275,842, which represented 8.4% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $78,465.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(6)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $216,670,497)	$226,301,373
Cash	75,661
Receivable for investments sold	11,648
Receivable for capital shares sold	69,312
Receivable for variation margin on futures contracts	7,875
Receivable for variation margin on swap agreements	589
Interest and dividends receivable	628,990
227,095,448

Liabilities
Payable for investments purchased	9,400,398
Payable for capital shares redeemed	21,637
Accrued management fees	134,619
Distribution fees payable	15,729
9,572,383

Net Assets	$217,523,065

Net Assets Consist of:
Capital (par value and paid-in surplus)	$202,727,189
Distributable earnings	14,795,876
$217,523,065

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$142,594,764	20,102,136	$7.09
Class II, $0.01 Par Value	$74,928,301	10,560,514	$7.10

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Interest	$2,498,615
Dividends	2,208,668
4,707,283

Expenses:
Management fees	1,833,059
Distribution fees - Class II	157,212
Directors' fees and expenses	5,468
Other expenses	2,087
1,997,826
Fees waived(1)	(291,514)
1,706,312

Net investment income (loss)	3,000,971

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,347,567
Futures contract transactions	(70,438)
Swap agreement transactions	20,352
5,297,481

Change in net unrealized appreciation (depreciation) on:
Investments	(17,143,061)
Futures contracts	80,479
Swap agreements	8,997
(17,053,585)

Net realized and unrealized gain (loss)	(11,756,104)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,755,133)

(1)	Amount consists of $200,873 and $90,641 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$3,000,971	$2,435,618
Net realized gain (loss)	5,297,481	6,182,146
Change in net unrealized appreciation (depreciation)	(17,053,585)	13,028,458
Net increase (decrease) in net assets resulting from operations	(8,755,133)	21,646,222

Distributions to Shareholders
From earnings:(1)
Class I	(2,936,712)	(6,932,279)
Class II	(1,144,936)	(2,292,734)
Decrease in net assets from distributions	(4,081,648)	(9,225,013)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	39,003,554	39,534,228

Net increase (decrease) in net assets	26,166,773	51,955,437

Net Assets
Beginning of period	191,356,292	139,400,855
End of period	$217,523,065	$191,356,292

(1) Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(1,994,402) and $(541,016) for Class I and Class II, respectively. Distributions from net realized gains were $(4,937,877) and $(1,751,718) for Class I and Class II, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.13% of the fund’s management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.16% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended December 31, 2018 was 0.90% before waiver and 0.76% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,561,961 and $1,797,050, respectively. The effect of interfund transactions on the Statement of Operations was $165,656 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2018 totaled $284,537,755, of which $129,205,606 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 totaled $249,157,547, of which $131,680,669 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	4,009,055	$29,736,681	2,362,732	$17,325,100
Issued in reinvestment of distributions	395,917	2,936,712	937,164	6,932,279
Redeemed	(2,490,692)	(18,912,568)	(2,297,832)	(16,868,807)
	1,914,280	13,760,825	1,002,064	7,388,572
Class II/Shares Authorized	75,000,000		75,000,000
Sold	4,509,288	34,154,599	4,881,127	35,697,379
Issued in reinvestment of distributions	154,377	1,144,936	308,358	2,292,734
Redeemed	(1,319,387)	(10,056,806)	(797,459)	(5,844,457)
	3,344,278	25,242,729	4,392,026	32,145,656
Net increase (decrease)	5,258,558	$39,003,554	5,394,090	$39,534,228

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$127,585,212	—	—
Corporate Bonds	—	$24,134,931	—
U.S. Treasury Securities	—	21,583,831	—
U.S. Government Agency Mortgage-Backed Securities	—	20,274,621	—
Asset-Backed Securities	—	6,993,285	—
Collateralized Mortgage Obligations	—	5,769,592	—
Collateralized Loan Obligations	—	4,262,878	—
Commercial Mortgage-Backed Securities	—	3,827,227	—
Bank Loan Obligations	—	1,610,653	—
Municipal Securities	—	1,216,328	—
U.S. Government Agency Securities	—	306,665	—
Sovereign Governments and Agencies	—	175,693	—
Temporary Cash Investments	8,560,457	—	—
	$136,145,669	$90,155,704	—
Other Financial Instruments
Futures Contracts	$67,032	—	—
Swap Agreements	—	$13,101	—
	$67,032	$13,101	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,240,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $1,491,667 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $2,000,000.

Value of Derivative Instruments as of December 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$589	Payable for variation margin on swap agreements*	–
Interest Rate Risk	Receivable for variation margin on futures contracts*	7,875	Payable for variation margin on futures contracts*	–
		$8,464		–

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$4,524	Change in net unrealized appreciation (depreciation) on swap agreements	$(2,967)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	19,213	Change in net unrealized appreciation (depreciation) on futures contracts	–
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(89,651)	Change in net unrealized appreciation (depreciation) on futures contracts	80,479
Other Contracts	Net realized gain (loss) on swap agreement transactions	15,828	Change in net unrealized appreciation (depreciation) on swap agreements	11,964
		$(50,086)		$89,476

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$3,392,733	$4,329,693
Long-term capital gains	$688,915	$4,895,320

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$217,213,320
Gross tax appreciation of investments	$19,051,518
Gross tax depreciation of investments	(9,963,465)
Net tax appreciation (depreciation) of investments	9,088,053
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,216
Net tax appreciation (depreciation)	$9,089,269
Other book-to-tax adjustments	$(1,187)
Undistributed ordinary income	$570,857
Accumulated long-term gains	$5,136,937

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$7.53	0.12	(0.40)	(0.28)	(0.11)	(0.05)	(0.16)	$7.09	(3.83)%	0.76%	0.90%	1.55%	1.41%	120%	$142,595
2017	$6.97	0.11	0.84	0.95	(0.11)	(0.28)	(0.39)	$7.53	13.91%	0.80%	0.91%	1.52%	1.41%	114%	$136,993
2016	$6.93	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$6.97	6.99%	0.82%	0.90%	1.53%	1.45%	101%	$119,724
2015	$7.97	0.12	(0.29)	(0.17)	(0.13)	(0.74)	(0.87)	$6.93	(2.57)%	0.81%	0.90%	1.58%	1.49%	95%	$116,703
2014	$8.08	0.11	0.62	0.73	(0.12)	(0.72)	(0.84)	$7.97	9.85%	0.86%	0.90%	1.47%	1.43%	67%	$138,155
Class II
2018	$7.53	0.10	(0.39)	(0.29)	(0.09)	(0.05)	(0.14)	$7.10	(3.93)%	1.01%	1.15%	1.30%	1.16%	120%	$74,928
2017	$6.97	0.09	0.85	0.94	(0.10)	(0.28)	(0.38)	$7.53	13.63%	1.05%	1.16%	1.27%	1.16%	114%	$54,363
2016(3)	$6.72	0.05	0.26	0.31	(0.06)	—	(0.06)	$6.97	4.67%	1.06%(4)	1.15%(4)	1.13%(4)	1.04%(4)	101%(5)	$19,677

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	May 2, 2016 (commencement of sale) through December 31, 2016.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2016.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019
We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,042,951, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $688,915, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

The fund hereby designates $599,279 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 1902

Annual Report

December 31, 2018

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	-5.20%	5.61%	12.87%	—	11/20/87
Russell Midcap Growth Index	—	-4.75%	7.41%	15.11%	—	—
Class II	AVCWX	-5.36%	—	—	6.40%	4/25/14
Class Y	AVCYX	-4.92%	—	—	1.19%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $33,573

Russell Midcap Growth Index — $40,880

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
1.01%	1.16%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

In February 2018, portfolio manager Greg Walsh left American Century Investments, and Rob Brookby was named portfolio manager.

Performance Summary

VP Capital Appreciation returned -5.20%* for the 12 months ended December 31, 2018, lagging the -4.75% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices fell during the reporting period due to a sharp pullback in the final quarter. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Consumer staples, information technology, and health care also outperformed. Materials, energy, and financials stocks posted double-digit losses.

Stock selection in the industrials and consumer staples sectors was a major source of the fund’s underperformance versus the benchmark. Stock selection in the health care and materials sectors benefited relative performance.

Industrials and Consumer Staples Detracted

Stock selection among trading companies and distributors and machinery companies was a key detractor in the industrials sector. United Rentals, a machinery equipment rental company, underperformed as investors were concerned about slowing U.S. growth. We continue to own the stock as we think there is support for spending in its end markets. The company has also been opportunistic in consolidating its market, which should improve returns over time.

Stock selection among beverage companies weighed on performance in the consumer staples sector. Avoiding household products and personal products stocks also detracted. Constellation Brands, a producer and marketer of beer, wine, and spirits, declined on concerns that North American beer sales in general are slowing and also that its investment in Canopy Growth will not create economic benefits to the company until late 2019.

Other major detractors included SEI Investments. The stock price of this financial technology services provider fell after a marquee client, Wells Fargo & Co., delayed implementation of several of SEI’s products. Flooring manufacturer Mohawk Industries detracted. The company reported strong quarterly earnings but guided below expectations for 2018 due to startup costs associated with several global products. Additionally, rising mortgage rates are likely to affect housing-related companies such as Mohawk. We eliminated Mohawk from the portfolio.

Petroleum and natural gas exploration and production company Concho Resources fell sharply along with the energy sector as oil prices plunged on concerns about oversupply and potentially slowing economic growth. Underweighting semiconductor maker Advanced Micro Devices detracted. The company appears to be a beneficiary of missteps by Intel, the company's chief competitor in the space. Advanced Micro Devices is positioned to take market share in the wake of Intel’s stumbles.

* All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Health Care Stocks Led Contributors

In the health care sector, stock decisions among health care providers and services companies were top contributors. WellCare Health Plans was a major contributor in the industry. The managed care company reported strong quarterly results and renewed its Florida Medicaid contract, picking up additional market share as a result of the deal. It also acquired Meridian Health Plans. The acquisition expands the company’s footprint in both the Medicaid and Medicare Advantage markets. Home health and hospice care company Amedisys rose on strong quarterly performance. Profitability exceeded analysts' expectations due to productivity improvement. Amedisys was eliminated from the portfolio.

Other significant contributors included Burlington Stores. The off-price retailer reported strong comparable sales, and it’s also a beneficiary of tax reform, which lowered corporate rates for U.S. companies. O’Reilly Automotive outperformed as the aftermarket automobile parts dealer reported improved same-store sales and benefited from economic growth. Better weather also encouraged greater activity by do-it-yourselfers. Additionally, investors are realizing that Amazon.com’s online sales are less of a threat to the automotive business than some had feared.

Software company Red Hat was a major contributor. The company is the largest provider of Linux, an open-source operating system that Red Hat makes enterprise-ready. Red Hat saw an improving revenue profile aided by new products that help enterprises move to the cloud. Red Hat is in the process of being acquired by IBM. Xilinx, another top contributor, is a semiconductor manufacturer whose chips can be programmed to do a variety of tasks. End markets include communication services, automobiles, and data centers. Its chips are increasingly being adopted for use in emerging trends, like 5G telecommunications. Xilinx is showing top-line improvement and operating leverage flowing through to growing free cash flow.

Outlook

Our process uses fundamental analysis to identify mid-cap companies producing attractive, sustainable earnings growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

The portfolio ended the period overweight in health care. We used the fourth-quarter market pullback as an opportunity to consolidate the portfolio into stocks where we have higher conviction. We will continue to identify stock-specific opportunities, particularly within names that have a large U.S. focus, where we believe growth will be strongest. Our industrials exposure was also overweight. We believe certain companies within the industrials sector are positioned to benefit from continued U.S. growth and thrive in a late-cycle economic environment.

Financials ended the period underweight. The portfolio’s largest underweight reflects what we see as a lack of opportunity in the financials space as the yield curve flattens and affects the profitability of several lines of business for financial institutions going forward.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
SBA Communications Corp.	2.8%
WellCare Health Plans, Inc.	2.6%
ServiceNow, Inc.	2.6%
Workday, Inc., Class A	2.5%
Burlington Stores, Inc.	2.4%
O'Reilly Automotive, Inc.	2.2%
FleetCor Technologies, Inc.	2.2%
Booz Allen Hamilton Holding Corp.	2.1%
Xilinx, Inc.	2.1%
AMETEK, Inc.	2.0%

Top Five Industries	% of net assets
Software	15.0%
Specialty Retail	8.0%
IT Services	6.8%
Health Care Equipment and Supplies	6.3%
Semiconductors and Semiconductor Equipment	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.5)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$906.60	$4.33	0.90%
Class II	$1,000	$905.30	$5.04	1.05%
Class Y	$1,000	$907.50	$2.64	0.55%
Hypothetical
Class I	$1,000	$1,020.67	$4.58	0.90%
Class II	$1,000	$1,019.91	$5.35	1.05%
Class Y	$1,000	$1,022.43	$2.80	0.55%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 1.9%
L3 Technologies, Inc.	50,620	$8,790,669
Auto Components — 1.3%
Aptiv plc	95,693	5,891,818
Beverages — 2.7%
Brown-Forman Corp., Class B	49,927	2,375,527
Constellation Brands, Inc., Class A	31,847	5,121,634
Monster Beverage Corp.(1)	101,881	5,014,583
		12,511,744
Biotechnology — 3.0%
Array BioPharma, Inc.(1)	229,058	3,264,076
Immunomedics, Inc.(1)	209,547	2,990,236
Sarepta Therapeutics, Inc.(1)	37,060	4,044,358
Seattle Genetics, Inc.(1)	68,426	3,877,017
		14,175,687
Building Products — 0.9%
Allegion plc	50,163	3,998,493
Capital Markets — 4.7%
Cboe Global Markets, Inc.	40,481	3,960,256
LPL Financial Holdings, Inc.	88,504	5,405,824
S&P Global, Inc.	37,651	6,398,411
SEI Investments Co.	131,584	6,079,181
		21,843,672
Commercial Services and Supplies — 1.0%
Waste Management, Inc.	53,841	4,791,311
Construction and Engineering — 1.3%
Jacobs Engineering Group, Inc.	106,015	6,197,637
Construction Materials — 1.4%
Vulcan Materials Co.	64,667	6,389,100
Containers and Packaging — 1.9%
Ball Corp.	191,287	8,795,376
Electrical Equipment — 2.0%
AMETEK, Inc.	138,548	9,379,700
Electronic Equipment, Instruments and Components — 1.4%
CDW Corp.	82,261	6,667,254
Entertainment — 1.8%
Take-Two Interactive Software, Inc.(1)	81,349	8,374,066
Equity Real Estate Investment Trusts (REITs) — 2.8%
SBA Communications Corp.(1)	80,097	12,966,903
Food and Staples Retailing — 0.7%
Costco Wholesale Corp.	15,888	3,236,544

8

	Shares	Value
Health Care Equipment and Supplies — 6.3%
Align Technology, Inc.(1)	28,924	$6,057,553
Edwards Lifesciences Corp.(1)	40,813	6,251,327
Haemonetics Corp.(1)	60,236	6,026,612
Insulet Corp.(1)	58,693	4,655,529
Masimo Corp.(1)	58,398	6,270,193
		29,261,214
Health Care Providers and Services — 5.4%
Henry Schein, Inc.(1)	51,227	4,022,344
LHC Group, Inc.(1)	29,224	2,743,549
Quest Diagnostics, Inc.	74,962	6,242,086
WellCare Health Plans, Inc.(1)	51,824	12,235,128
		25,243,107
Hotels, Restaurants and Leisure — 3.7%
Domino's Pizza, Inc.	24,014	5,955,232
Hilton Worldwide Holdings, Inc.	50,728	3,642,270
Planet Fitness, Inc., Class A(1)	81,130	4,350,191
Red Rock Resorts, Inc., Class A	171,796	3,489,177
		17,436,870
Industrial Conglomerates — 1.4%
Roper Technologies, Inc.	24,067	6,414,337
Interactive Media and Services — 1.8%
Twitter, Inc.(1)	292,428	8,404,381
Internet and Direct Marketing Retail — 1.0%
Expedia Group, Inc.	40,655	4,579,786
IT Services — 6.8%
Booz Allen Hamilton Holding Corp.	219,909	9,911,298
FleetCor Technologies, Inc.(1)	54,886	10,193,428
Square, Inc., Class A(1)	97,511	5,469,392
Worldpay, Inc., Class A(1)	76,867	5,874,945
		31,449,063
Life Sciences Tools and Services — 0.7%
Illumina, Inc.(1)	11,321	3,395,508
Machinery — 1.8%
Ingersoll-Rand plc	91,206	8,320,723
Marine — 0.7%
Kirby Corp.(1)	48,989	3,299,899
Metals and Mining — 0.2%
Largo Resources Ltd.(1)	475,795	986,302
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	38,180	3,924,522
Pharmaceuticals — 0.8%
Elanco Animal Health, Inc.(1)	115,454	3,640,265
Professional Services — 4.0%
IHS Markit Ltd.(1)	123,321	5,915,709
TransUnion	82,559	4,689,351

9

	Shares	Value
Verisk Analytics, Inc.(1)	74,781	$8,154,120
		18,759,180
Semiconductors and Semiconductor Equipment — 6.0%
Advanced Micro Devices, Inc.(1)	217,794	4,020,477
Marvell Technology Group Ltd.	338,305	5,477,158
Microchip Technology, Inc.	117,110	8,422,551
Xilinx, Inc.	115,191	9,810,818
		27,731,004
Software — 15.0%
Autodesk, Inc.(1)	71,503	9,196,001
Palo Alto Networks, Inc.(1)	43,247	8,145,572
PTC, Inc.(1)	81,123	6,725,097
RealPage, Inc.(1)	121,504	5,855,278
Red Hat, Inc.(1)	32,416	5,693,546
ServiceNow, Inc.(1)	67,991	12,105,798
Splunk, Inc.(1)	45,888	4,811,357
Tyler Technologies, Inc.(1)	31,854	5,919,110
Workday, Inc., Class A(1)	71,630	11,437,878
		69,889,637
Specialty Retail — 8.0%
Burlington Stores, Inc.(1)	68,158	11,087,262
Carvana Co.(1)	58,366	1,909,152
Five Below, Inc.(1)	43,051	4,404,978
Floor & Decor Holdings, Inc., Class A(1)	85,934	2,225,691
O'Reilly Automotive, Inc.(1)	30,063	10,351,593
Ross Stores, Inc.	37,111	3,087,635
Ulta Beauty, Inc.(1)	16,285	3,987,219
		37,053,530
Technology Hardware, Storage and Peripherals — 1.6%
NetApp, Inc.	121,538	7,252,172
Textiles, Apparel and Luxury Goods — 2.6%
Lululemon Athletica, Inc.(1)	40,707	4,950,378
VF Corp.	100,161	7,145,486
		12,095,864
Trading Companies and Distributors — 1.8%
United Rentals, Inc.(1)	54,350	5,572,506
Univar, Inc.(1)	156,649	2,778,953
		8,351,459
TOTAL COMMON STOCKS (Cost $444,985,739)		461,498,797

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $5,125,537), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $5,026,375)		$5,025,691
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $855,065), at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $838,058)		838,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,863,691)		5,863,691
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $450,849,430)		467,362,488
OTHER ASSETS AND LIABILITIES — (0.5)%		(2,106,150)
TOTAL NET ASSETS — 100.0%		$465,256,338

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	34,257	USD	25,251	Morgan Stanley	3/29/19	$(108)
CAD	81,361	USD	59,927	Morgan Stanley	3/29/19	(212)
USD	946,107	CAD	1,267,518	Morgan Stanley	3/29/19	15,814
USD	37,760	CAD	51,386	Morgan Stanley	3/29/19	46
						$15,540

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $450,849,430)	$467,362,488
Cash	40,286
Receivable for capital shares sold	104,929
Unrealized appreciation on forward foreign currency exchange contracts	15,860
Dividends and interest receivable	90,512
467,614,075

Liabilities
Payable for investments purchased	2,044,548
Payable for capital shares redeemed	48,049
Unrealized depreciation on forward foreign currency exchange contracts	320
Accrued management fees	264,593
Distribution fees payable	227
2,357,737

Net Assets	$465,256,338

Net Assets Consist of:
Capital (par value and paid-in surplus)	$357,295,524
Distributable earnings	107,960,814
$465,256,338

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$145,372,611	10,259,108	$14.17
Class II, $0.01 Par Value	$1,053,496	74,924	$14.06
Class Y, $0.01 Par Value	$318,830,231	22,400,712	$14.23

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,674)	$3,271,836
Interest	88,078
3,359,914

Expenses:
Management fees	3,979,719
Distribution fees - Class II	3,966
Directors' fees and expenses	14,322
Other expenses	1,220
3,999,227
Fees waived(1)	(364,978)
3,634,249

Net investment income (loss)	(274,335)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	92,033,044
Forward foreign currency exchange contract transactions	389,438
Foreign currency translation transactions	(23)
92,422,459

Change in net unrealized appreciation (depreciation) on:
Investments	(115,444,681)
Forward foreign currency exchange contracts	71,661
Translation of assets and liabilities in foreign currencies	(9)
(115,373,029)

Net realized and unrealized gain (loss)	(22,950,570)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,224,905)

(1)	Amount consists of $111,778, $1,049 and $252,151 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$(274,335)	$(425,474)
Net realized gain (loss)	92,422,459	41,811,512
Change in net unrealized appreciation (depreciation)	(115,373,029)	56,645,338
Net increase (decrease) in net assets resulting from operations	(23,224,905)	98,031,376

Distributions to Shareholders
From earnings:
Class I	(861,013)	(34,985,062)
Class II	(9,408)	(195,245)
Class Y	(2,009,887)	(26,596,181)
Decrease in net assets from distributions	(2,880,308)	(61,776,488)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(34,590,725)	28,904,204

Net increase (decrease) in net assets	(60,695,938)	65,159,092

Net Assets
Beginning of period	525,952,276	460,793,184
End of period	$465,256,338	$525,952,276

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y. Sale of Class Y commenced on September 22, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.04% of the fund's management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.93%
Class II	0.80% to 0.90%	0.90%	0.83%
Class Y	0.55% to 0.65%	0.65%	0.58%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,072,031 and $2,192,686, respectively. The effect of interfund transactions on the Statement of Operations was $296,500 in net realized gain (loss) on investment transactions.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $535,968,287 and $573,295,171, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017(1)
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		195,000,000
Sold	1,345,643	$21,021,536	2,150,427	$31,857,946
Issued in reinvestment of distributions	56,683	861,013	2,415,766	34,985,062
Redeemed	(1,610,001)	(25,231,872)	(26,967,573)	(414,154,491)
	(207,675)	(3,349,323)	(22,401,380)	(347,311,483)
Class II/Shares Authorized	25,000,000		25,000,000
Sold	23,679	370,474	16,713	249,735
Issued in reinvestment of distributions	623	9,408	13,305	195,245
Redeemed	(62,943)	(971,590)	(13,412)	(196,786)
	(38,641)	(591,708)	16,606	248,194
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	638,162	10,070,108	23,272,924	359,612,303
Issued in reinvestment of distributions	132,056	2,009,887	1,759,007	26,596,181
Redeemed	(2,751,988)	(42,729,689)	(649,449)	(10,240,991)
	(1,981,770)	(30,649,694)	24,382,482	375,967,493
Net increase (decrease)	(2,228,086)	$(34,590,725)	1,997,708	$28,904,204

(1)	September 22, 2017 (commencement of sale) through December 31, 2017 for Class Y.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$460,512,495	$986,302	—
Temporary Cash Investments	—	5,863,691	—
	$460,512,495	$6,849,993	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$15,860	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$320	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,017,603.

The value of foreign currency risk derivative instruments as of December 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $15,860 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $320 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $389,438 in net realized gain (loss) on forward foreign currency exchange contract transactions and $71,661 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

19

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$516,891	$610,169
Long-term capital gains	$2,363,417	$61,166,319

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$451,372,199
Gross tax appreciation of investments	$56,306,948
Gross tax depreciation of investments	(40,316,659)
Net tax appreciation (depreciation) of investments	$15,990,289
Undistributed ordinary income	$7,990,457
Accumulated long-term gains	$83,980,068

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$15.03	(0.05)	(0.73)	(0.78)	(0.08)	$14.17	(5.20)%	0.93%	1.00%	(0.29)%	(0.36)%	103%	$145,373
2017	$13.98	(0.02)	2.97	2.95	(1.90)	$15.03	21.79%	0.99%	1.01%	(0.15)%	(0.17)%	58%	$157,356
2016	$15.02	(0.02)	0.40	0.38	(1.42)	$13.98	3.23%	0.99%	1.00%	(0.14)%	(0.15)%	68%	$459,443
2015	$15.72	(0.06)	0.42	0.36	(1.06)	$15.02	1.93%	1.00%	1.00%	(0.38)%	(0.38)%	72%	$465,851
2014	$18.28	(0.08)	1.27	1.19	(3.75)	$15.72	8.14%	1.00%	1.00%	(0.50)%	(0.50)%	68%	$468,047
Class II
2018	$14.94	(0.07)	(0.73)	(0.80)	(0.08)	$14.06	(5.36)%	1.08%	1.15%	(0.44)%	(0.51)%	103%	$1,053
2017	$13.92	(0.04)	2.96	2.92	(1.90)	$14.94	21.67%	1.14%	1.16%	(0.30)%	(0.32)%	58%	$1,697
2016	$14.98	(0.04)	0.40	0.36	(1.42)	$13.92	3.08%	1.14%	1.15%	(0.29)%	(0.30)%	68%	$1,350
2015	$15.71	(0.08)	0.41	0.33	(1.06)	$14.98	1.73%	1.15%	1.15%	(0.53)%	(0.53)%	72%	$942
2014(3)	$14.18	(0.06)	1.59	1.53	—	$15.71	10.79%	1.15%(4)	1.15%(4)	(0.61)%(4)	(0.61)%(4)	68%(5)	$379
Class Y
2018	$15.05	0.01	(0.75)	(0.74)	(0.08)	$14.23	(4.92)%	0.58%	0.65%	0.06%	(0.01)%	103%	$318,830
2017(6)	$15.19	0.01	1.03	1.04	(1.18)	$15.05	6.78%	0.62%(4)	0.66%(4)	0.25%(4)	0.21%(4)	58%(7)	$366,900

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	April 25, 2014 (commencement of sale) through December 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2014.

(6)	September 22, 2017 (commencement of sale) through December 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $516,891, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $516,891 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

The fund hereby designates $2,363,417, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 1902

Annual Report

December 31, 2018

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AWRIX	-1.36%	9.34%	10.16%	5/2/11
Russell 1000 Growth Index	—	-1.51%	10.40%	11.90%	—
Class II	AWREX	-1.59%	9.16%	9.99%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $21,009

Russell 1000 Growth Index — $23,691

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

VP Growth returned -1.59%* for the 12 months ended December 31, 2018, lagging the -1.51% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices fell during the reporting period due to a sharp pullback in the final quarter. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Consumer discretionary, information technology, and health care also managed positive returns. Energy declined sharply along with the price of oil. Materials, communication services, and industrials also posted double-digit losses.

Stock selection in the consumer staples and industrials sectors was a significant source of underperformance relative to the benchmark. Health care and information technology were the fund’s top-contributing sectors due to stock selection.

Consumer Staples Stocks Led Detractors

Stock selection and an overweight to the consumer staples sector hurt performance relative to the benchmark. An overweight allocation to tobacco companies was a notable detractor, and positioning among food and staples retailers and beverages companies also detracted.

In the industrials sector, stock choices among machinery and air freight and logistics companies detracted. Concerns about slowing economic growth and the U.S. freight environment weighed on XPO Logistics, which owns one of the largest U.S. trucking businesses. The company announced a minor earnings guidance cut near the end of the period, but given the high expectations for the stock, investors viewed the news negatively. Also in the industrials sector, the aerospace and defense company Lockheed Martin detracted as the November elections ushered in a change in congressional control that the market viewed as less positive for defense companies. The resignation of the defense secretary was also viewed negatively.

Among other significant detractors, the semiconductor equipment maker Applied Materials reported solid quarterly earnings, but memory pricing is worsening, and there’s a concern that reduced 2019 capital spending will impact the industry. We believe the company’s business model offers less cyclicality and more secular growth than in previous cycles and, therefore, see upside potential. Underweighting Netflix relative to the benchmark detracted. Netflix saw its stock price climb for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new streaming content.

Discount retailer Dollar Tree’s revenue trends were disappointing, and it is clear that the Family Dollar acquisition has not achieved the stated expectations three years out from the acquisition. The stock was a major detractor, and we exited the position. Royal Caribbean Cruises detracted. Increased fuel prices coupled with adverse currency moves led to reductions in earnings estimates, hurting the stock price. In addition, investors continued to be concerned about capacity additions.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Health Care Holdings Aided Performance

Health care equipment and supplies companies led performance in the health care sector. Robotic surgery system manufacturer Intuitive Surgical reported a 20% increase in sales and positive surgical procedure growth trends. We believe it is well positioned given demographic trends, geographic expansion, and the increasing number of surgeries that can be performed with the company's technology.

IT services firms led contributors in the information technology sector. Credit card company Visa reported strong fundamentals driven by the migration to more digital payment usage. Visa has a huge operating base and margins and is well positioned both in the U.S. and globally. Quarterly results early in the year for the enterprise security company Palo Alto Networks indicated that sales execution issues that had weighed on the stock have mostly subsided. There’s also growth traction with its refreshed product line. Coupled with margin expansion, we think Palo Alto should deliver attractive cash-flow growth. Broadcom, a semiconductor manufacturer, was a top contributor as quarterly earnings beat analysts’ expectations and the company raised guidance for 2019. Broadcom’s acquisition of CA Technologies is viewed as driving sales going forward. The company’s performance ran counter to the weakness in the semiconductor industry.

Elsewhere, online retailer Amazon.com was a significant contributor. The company continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side. Not owning benchmark constituent Comcast benefited performance. The media giant’s stock fell after it launched a bid for Sky in competition with Twenty-First Century Fox.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization-range allocations, are primarily due to identifying what we believe to be superior individual securities.

At the end of September, index providers MSCI and S&P Dow Jones Indices introduced the communication services sector. This has implications for how stocks are characterized throughout financial markets, including in our benchmark, the Russell 1000 Growth Index. At the same time they introduced the new sector, they eliminated telecommunication services, a sector where the portfolio had no holdings. Communication services includes stocks of companies that had previously been in a range of other sectors. For example, portfolio holdings Facebook and Google parent Alphabet, which had been included in the information technology sector, are now part of communication services. As a result of Russell’s sector shifts, communication services represented the portfolio’s largest overweight relative to the benchmark.

Materials remained a key underweight. We have been underweight materials for some time as the sector shows an absence of secular growth, and we ended the period with no materials holdings.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	8.3%
Microsoft Corp.	8.1%
Amazon.com, Inc.	6.8%
Visa, Inc., Class A	4.9%
Apple, Inc.	4.9%
Facebook, Inc., Class A	3.6%
Boeing Co. (The)	3.2%
Lockheed Martin Corp.	2.6%
Broadcom, Inc.	2.3%
PayPal Holdings, Inc.	2.2%

Top Five Industries	% of net assets
Interactive Media and Services	12.3%
Software	11.6%
IT Services	8.0%
Internet and Direct Marketing Retail	6.8%
Aerospace and Defense	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	0.9%
Total Equity Exposure	98.8%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$911.60	$3.95	0.82%
Class II	$1,000	$910.90	$4.67	0.97%
Hypothetical
Class I	$1,000	$1,021.07	$4.18	0.82%
Class II	$1,000	$1,020.32	$4.94	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 5.8%
Boeing Co. (The)	470	$151,575
Lockheed Martin Corp.	460	120,446
		272,021
Air Freight and Logistics — 0.6%
XPO Logistics, Inc.(1)	530	30,231
Airlines — 1.0%
Delta Air Lines, Inc.	979	48,852
Biotechnology — 2.7%
Biogen, Inc.(1)	253	76,132
Exelixis, Inc.(1)	767	15,087
Vertex Pharmaceuticals, Inc.(1)	228	37,782
		129,001
Capital Markets — 1.5%
Charles Schwab Corp. (The)	788	32,725
S&P Global, Inc.	221	37,557
		70,282
Consumer Finance — 1.3%
American Express Co.	664	63,292
Electronic Equipment, Instruments and Components — 0.9%
CDW Corp.	498	40,363
Energy Equipment and Services — 0.4%
Halliburton Co.	773	20,546
Entertainment — 2.7%
Electronic Arts, Inc.(1)	338	26,672
Liberty Media Corp-Liberty Formula One, Class C(1)	397	12,188
Netflix, Inc.(1)	237	63,435
Take-Two Interactive Software, Inc.(1)	236	24,294
		126,589
Equity Real Estate Investment Trusts (REITs) — 2.6%
Equity Residential	635	41,917
SBA Communications Corp.(1)	480	77,707
		119,624
Food and Staples Retailing — 1.0%
Walmart, Inc.	510	47,506
Food Products — 1.3%
Mondelez International, Inc., Class A	1,489	59,605
Health Care Equipment and Supplies — 4.0%
ABIOMED, Inc.(1)	55	17,877
Boston Scientific Corp.(1)	1,523	53,823
Edwards Lifesciences Corp.(1)	164	25,120
IDEXX Laboratories, Inc.(1)	70	13,021

8

	Shares	Value
Intuitive Surgical, Inc.(1)	132	$63,218
Penumbra, Inc.(1)	135	16,497
		189,556
Health Care Providers and Services — 4.5%
Quest Diagnostics, Inc.	668	55,624
UnitedHealth Group, Inc.	332	82,708
WellCare Health Plans, Inc.(1)	309	72,952
		211,284
Health Care Technology — 0.3%
Cerner Corp.(1)	310	16,256
Hotels, Restaurants and Leisure — 3.8%
Chipotle Mexican Grill, Inc.(1)	71	30,657
Darden Restaurants, Inc.	249	24,865
Las Vegas Sands Corp.	670	34,874
Royal Caribbean Cruises Ltd.	899	87,913
		178,309
Household Products — 1.6%
Church & Dwight Co., Inc.	224	14,730
Procter & Gamble Co. (The)	651	59,840
		74,570
Interactive Media and Services — 12.3%
Alphabet, Inc., Class A(1)	372	388,725
Facebook, Inc., Class A(1)	1,298	170,155
Twitter, Inc.(1)	690	19,831
		578,711
Internet and Direct Marketing Retail — 6.8%
Amazon.com, Inc.(1)	212	318,418
IT Services — 8.0%
Fiserv, Inc.(1)	249	18,299
PayPal Holdings, Inc.(1)	1,249	105,028
VeriSign, Inc.(1)	131	19,426
Visa, Inc., Class A	1,758	231,951
		374,704
Life Sciences Tools and Services — 1.0%
Agilent Technologies, Inc.	328	22,127
Illumina, Inc.(1)	84	25,194
		47,321
Machinery — 0.8%
WABCO Holdings, Inc.(1)	337	36,174
Multiline Retail — 0.6%
Target Corp.	391	25,841
Oil, Gas and Consumable Fuels — 1.1%
Concho Resources, Inc.(1)	480	49,339
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	210	27,321
Pharmaceuticals — 1.9%
Merck & Co., Inc.	378	28,883

9

	Shares	Value
Novo Nordisk A/S, B Shares	673	$30,936
Zoetis, Inc.	327	27,972
		87,791
Road and Rail — 1.8%
Union Pacific Corp.	611	84,459
Semiconductors and Semiconductor Equipment — 5.4%
Applied Materials, Inc.	1,955	64,007
ASML Holding NV	380	59,717
Broadcom, Inc.	423	107,561
Maxim Integrated Products, Inc.	426	21,662
		252,947
Software — 11.6%
Microsoft Corp.	3,731	378,958
Palo Alto Networks, Inc.(1)	355	66,864
salesforce.com, Inc.(1)	544	74,512
Splunk, Inc.(1)	213	22,333
		542,667
Specialty Retail — 1.6%
TJX Cos., Inc. (The)	1,703	76,192
Technology Hardware, Storage and Peripherals — 4.9%
Apple, Inc.	1,467	231,405
Textiles, Apparel and Luxury Goods — 2.4%
NIKE, Inc., Class B	999	74,066
Tapestry, Inc.	1,148	38,745
		112,811
Tobacco — 1.1%
Altria Group, Inc.	1,016	50,180
TOTAL COMMON STOCKS (Cost $3,449,913)		4,594,168
EXCHANGE-TRADED FUNDS — 0.9%
iShares Russell 1000 Growth ETF (Cost $38,791)	307	40,189
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $37,996), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $37,260)		37,255
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,246	6,246
TOTAL TEMPORARY CASH INVESTMENTS (Cost $43,501)		43,501
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $3,532,205)		4,677,858
OTHER ASSETS AND LIABILITIES — 0.3%		15,706
TOTAL NET ASSETS — 100.0%		$4,693,564

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,131	USD	1,308	Credit Suisse AG	3/29/19	$(3)
EUR	2,003	USD	2,296	Credit Suisse AG	3/29/19	15
EUR	1,260	USD	1,447	Credit Suisse AG	3/29/19	7
USD	53,693	EUR	46,667	Credit Suisse AG	3/29/19	(164)
USD	2,138	EUR	1,854	Credit Suisse AG	3/29/19	(1)
						$(146)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $3,532,205)	$4,677,858
Receivable for investments sold	31,110
Unrealized appreciation on forward foreign currency exchange contracts	22
Dividends and interest receivable	2,787
4,711,777

Liabilities
Payable for investments purchased	9,685
Payable for capital shares redeemed	4,375
Unrealized depreciation on forward foreign currency exchange contracts	168
Accrued management fees	2,959
Distribution fees payable	1,026
18,213

Net Assets	$4,693,564

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,962,514
Distributable earnings	1,731,050
$4,693,564

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$5,924	413	$14.34
Class II, $0.01 Par Value	$4,687,640	327,555	$14.31

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $109)	$58,562
Interest	678
59,240

Expenses:
Management fees	48,434
Distribution fees - Class II	13,275
Directors' fees and expenses	146
Other expenses	78
61,933
Fees waived(1)	(9,674)
52,259

Net investment income (loss)	6,981

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	601,791
Forward foreign currency exchange contract transactions	3,674
Foreign currency translation transactions	(35)
605,430

Change in net unrealized appreciation (depreciation) on:
Investments	(617,656)
Forward foreign currency exchange contracts	1,183
Translation of assets and liabilities in foreign currencies	(8)
(616,481)

Net realized and unrealized gain (loss)	(11,051)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,070)

(1)	Amount consists of $116 and $9,558 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$6,981	$11,324
Net realized gain (loss)	605,430	628,236
Change in net unrealized appreciation (depreciation)	(616,481)	803,755
Net increase (decrease) in net assets resulting from operations	(4,070)	1,443,315

Distributions to Shareholders
From earnings:(1)
Class I	(3,395)	(25,079)
Class II	(107,667)	(768,618)
Decrease in net assets from distributions	(111,062)	(793,697)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(704,569)	(345,979)

Net increase (decrease) in net assets	(819,701)	303,639

Net Assets
Beginning of period	5,513,265	5,209,626
End of period	$4,693,564	$5,513,265

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(1,739) and $(35,505) for Class I and Class II, respectively. Distributions from net realized gains were $(23,340) and $(733,113) for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended December 31, 2018, the investment advisor agreed to waive 0.18% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.82%
Class II	0.90%	0.72%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $250,828 and $134,393, respectively. The effect of interfund transactions on the Statement of Operations was $10,814 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $3,330,145 and $4,163,131, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	230	$3,395	1,742	$25,079
Redeemed	(9,888)	(154,091)	(6,076)	(100,001)
	(9,658)	(150,696)	(4,334)	(74,922)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	32,408	496,753	33,873	507,066
Issued in reinvestment of distributions	7,290	107,667	53,011	768,618
Redeemed	(73,426)	(1,158,293)	(104,279)	(1,546,741)
	(33,728)	(553,873)	(17,395)	(271,057)
Net increase (decrease)	(43,386)	$(704,569)	(21,729)	$(345,979)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,503,515	$90,653	—
Exchange-Traded Funds	40,189	—	—
Temporary Cash Investments	6,246	37,255	—
	$4,549,950	$127,908	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$22	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$168	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $90,432.

The value of foreign currency risk derivative instruments as of December 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $22 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $168 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,674 in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,183 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$20,747	$161,961
Long-term capital gains	$90,315	$631,736

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,569,343
Gross tax appreciation of investments	$1,226,849
Gross tax depreciation of investments	(118,334)
Net tax appreciation (depreciation) of investments	1,108,515
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2)
Net tax appreciation (depreciation)	$1,108,513
Undistributed ordinary income	$55,317
Accumulated long-term gains	$567,220

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$14.87	0.05	(0.24)	(0.19)	(0.04)	(0.30)	(0.34)	$14.34	(1.36)%	0.82%	1.00%	0.28%	0.10%	63%	$6
2017	$13.27	0.05	3.84	3.89	(0.12)	(2.17)	(2.29)	$14.87	30.38%	0.84%	1.01%	0.35%	0.18%	60%	$150
2016	$12.76	0.09	0.46	0.55	—	(0.04)	(0.04)	$13.27	4.35%	0.85%	1.01%	0.76%	0.60%	69%	$191
2015	$13.00	0.05	0.56	0.61	(0.06)	(0.79)	(0.85)	$12.76	4.71%	0.85%	1.00%	0.44%	0.29%	69%	$183
2014	$13.25	0.05	1.43	1.48	(0.05)	(1.68)	(1.73)	$13.00	11.24%	0.93%	1.00%	0.37%	0.30%	128%	$748
Class II
2018	$14.85	0.02	(0.24)	(0.22)	(0.02)	(0.30)	(0.32)	$14.31	(1.59)%	0.97%	1.15%	0.13%	(0.05)%	63%	$4,688
2017	$13.25	0.03	3.84	3.87	(0.10)	(2.17)	(2.27)	$14.85	30.22%	0.99%	1.16%	0.20%	0.03%	60%	$5,363
2016	$12.76	0.08	0.45	0.53	—	(0.04)	(0.04)	$13.25	4.20%	1.00%	1.16%	0.61%	0.45%	69%	$5,018
2015	$13.00	0.04	0.55	0.59	(0.04)	(0.79)	(0.83)	$12.76	4.55%	1.00%	1.15%	0.29%	0.14%	69%	$5,276
2014	$13.25	0.03	1.43	1.46	(0.03)	(1.68)	(1.71)	$13.00	11.07%	1.08%	1.15%	0.22%	0.15%	128%	$5,468

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $90,315, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

The fund hereby designates $14,405 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 1902

Annual Report

December 31, 2018

VP Income & Growth Fund
Class I (AVGIX)
Class II (AVPGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	-6.87%	6.22%	11.34%	10/30/97
S&P 500 Index	—	-4.38%	8.49%	13.11%	—
Class II	AVPGX	-7.19%	5.95%	11.06%	5/1/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $29,290

S&P 500 Index — $34,303

Total Annual Fund Operating Expenses
Class I	Class II
0.71%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned -6.87%* for the year ended December 31, 2018, compared with the -4.38% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. During the year, growth, quality, and sentiment factors contributed to results, while valuation signals detracted. The fund’s positive stock selection results in industrials and communication services were offset by stock choices in information technology, real estate, and consumer discretionary.

Information Technology and Real Estate Largest Equity Detractors

The largest detractors from relative performance were the information technology and real estate sectors. In information technology, stock selection within IT services was the leading detractor. Lack of exposure to payment processing company MasterCard was one of the largest overall detractors from performance compared with the benchmark. Positioning within the software industry, where a position in LogMeIn was one of the largest overall detractors for the period, also hurt relative returns. Elsewhere within the sector, a position in chip and display company Applied Materials was another large detractor from overall performance during the year. The stock fell as the industry was hurt by concerns that the economic and corporate capital spending cycles may be peaking, in addition to fears that looming trade disputes and tariffs would weigh further on growth.

In real estate, security selection within equity real estate investment trusts (REITs) detracted most. During a portion of the period, REITs were disadvantaged by a rising rate environment, which makes their risk/return profile look less competitive versus bonds, generally hurting demand. A position in Senior Housing Properties Trust was among the top detractors from overall performance during the period.

Elsewhere in the portfolio, overweight exposure to energy companies Halliburton and Schlumberger were among the top overall detractors. Containers and packaging company WestRock also hurt relative results, as did reduced exposure to retailer Amazon.com.

Industrials and Communication Services Led Equity Gains

Stock selection in the industrials sector, particularly in the industrial conglomerates and commercial services and supplies industries, contributed to performance. The majority of these contributions came as a result of underrepresentation in positions that came under pressure during the year. In general, the industrials sector was hurt during the period due to worries about economic growth going forward amid tariffs, trade disputes, and resulting low demand for many sector products and services. One of the top contributors to performance compared with the benchmark was an underweight to General Electric, a company that saw its stock price decline through much of the year due to continued investor concerns over its management and business strategy.

* All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

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Security choices in the interactive media and services industry within the communication services sector also boosted relative results. An underweight to Facebook was a top individual contributor to relative performance. Positioning in the media industry also helped relative results, as it was beneficial to avoid several index positions that struggled.

Other top contributors for the 12-month period included overweights to drug company Pfizer and software company Microsoft. Underweight exposure to financial company Citigroup also boosted relative results. We have since closed our position in Citigroup.

A Look Ahead

Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management.

As of December 31, 2018, we are overweight energy, where we see opportunities in oil refiners and big, integrated oil companies. These companies tend to have sizable downstream refining and distribution businesses, which help support margins during periods of declining oil prices. We opened positions in Phillips 66 and Occidental Petroleum during the period. In addition, we remain overweight information technology. We continue to find strong investment opportunities along multiple measures of our stock-selection model across many industry groups in the sector. Technology hardware, storage and peripherals companies represent one of the most attractive industry groups we see. Real estate is another sector overweight, reflecting attractive dividend yields consistent with the portfolio’s income mandate. At the other end of the spectrum, the fund’s leading underweights at period-end include consumer staples and communication services. Within consumer staples, our underweight is in part due to our underweights to the household and personal products and the food, beverage, and tobacco industries, both of which score poorly on multiple factors. The communication services sector underweight reflects the low factor scores earned by the media and entertainment industries.

4

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
Microsoft Corp.	4.5%
Apple, Inc.	3.6%
Alphabet, Inc., Class A	3.4%
JPMorgan Chase & Co.	2.4%
Amazon.com, Inc.	2.2%
Pfizer, Inc.	2.2%
Intel Corp.	2.0%
Verizon Communications, Inc.	1.9%
Cisco Systems, Inc.	1.9%
Chevron Corp.	1.8%

Top Five Industries	% of net assets
Pharmaceuticals	7.1%
Software	6.9%
Oil, Gas and Consumable Fuels	6.7%
Banks	6.6%
Technology Hardware, Storage and Peripherals	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$915.90	$3.38	0.70%
Class II	$1,000	$914.70	$4.58	0.95%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

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Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 3.3%
Boeing Co. (The)	17,712	$5,712,120
Lockheed Martin Corp.	10,040	2,628,873
Raytheon Co.	19,822	3,039,704
		11,380,697
Automobiles — 0.3%
Harley-Davidson, Inc.	30,167	1,029,298
Banks — 6.6%
Bank of America Corp.	213,503	5,260,714
BB&T Corp.	55,614	2,409,198
Comerica, Inc.	16,082	1,104,673
JPMorgan Chase & Co.	84,277	8,227,121
SunTrust Banks, Inc.	42,849	2,161,303
Wells Fargo & Co.	74,110	3,414,989
		22,577,998
Beverages — 0.8%
Coca-Cola Co. (The)	51,375	2,432,606
Constellation Brands, Inc., Class A	2,521	405,427
		2,838,033
Biotechnology — 4.8%
AbbVie, Inc.	58,847	5,425,105
Amgen, Inc.	28,989	5,643,289
Biogen, Inc.(1)	12,235	3,681,756
Gilead Sciences, Inc.	25,727	1,609,224
		16,359,374
Capital Markets — 0.2%
TD Ameritrade Holding Corp.	13,361	654,155
Chemicals — 0.8%
LyondellBasell Industries NV, Class A	33,653	2,798,583
Commercial Services and Supplies — 2.0%
Republic Services, Inc.	45,076	3,249,529
Waste Management, Inc.	39,157	3,484,581
		6,734,110
Communications Equipment — 1.9%
Cisco Systems, Inc.	148,865	6,450,320
Consumer Finance — 1.2%
Discover Financial Services	48,417	2,855,634
Synchrony Financial	48,230	1,131,476
		3,987,110
Containers and Packaging — 1.5%
Packaging Corp. of America	29,907	2,496,038

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	Shares	Value
WestRock Co.	73,954	$2,792,503
		5,288,541
Diversified Consumer Services — 0.9%
H&R Block, Inc.	125,812	3,191,850
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	13,176	2,690,276
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	84,849	2,421,590
Verizon Communications, Inc.	115,195	6,476,263
		8,897,853
Electric Utilities — 0.9%
OGE Energy Corp.	80,739	3,164,161
Electrical Equipment — 0.5%
Rockwell Automation, Inc.	10,881	1,637,373
Electronic Equipment, Instruments and Components — 0.9%
National Instruments Corp.	68,766	3,120,601
Energy Equipment and Services — 1.4%
Halliburton Co.	100,638	2,674,958
Schlumberger Ltd.	60,990	2,200,519
		4,875,477
Equity Real Estate Investment Trusts (REITs) — 5.3%
Apple Hospitality REIT, Inc.	48,114	686,106
Brixmor Property Group, Inc.	175,942	2,584,588
EPR Properties	6,603	422,790
Healthcare Trust of America, Inc., Class A	94,954	2,403,286
Hospitality Properties Trust	11,621	277,510
Industrial Logistics Properties Trust	52,327	1,029,267
Kimco Realty Corp.	87,536	1,282,402
Omega Healthcare Investors, Inc.	70,106	2,464,226
Select Income REIT	104,131	766,404
Senior Housing Properties Trust	176,452	2,068,017
Spirit Realty Capital, Inc.	20,052	706,833
Tanger Factory Outlet Centers, Inc.	84,045	1,699,390
Weingarten Realty Investors	63,242	1,569,034
		17,959,853
Food Products — 0.9%
General Mills, Inc.	77,227	3,007,219
Health Care Equipment and Supplies — 1.7%
ICU Medical, Inc.(1)	3,848	883,616
Medtronic plc	53,976	4,909,657
		5,793,273
Health Care Providers and Services — 0.8%
UnitedHealth Group, Inc.	11,491	2,862,638
Hotels, Restaurants and Leisure — 1.6%
Darden Restaurants, Inc.	27,960	2,792,086
Las Vegas Sands Corp.	51,566	2,684,010
		5,476,096

8

	Shares	Value
Household Products†
Procter & Gamble Co. (The)	590	$54,233
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	29,920	3,953,030
Insurance — 3.9%
Hartford Financial Services Group, Inc. (The)	69,736	3,099,765
MetLife, Inc.	49,080	2,015,225
Old Republic International Corp.	59,716	1,228,358
Progressive Corp. (The)	58,971	3,557,721
RenaissanceRe Holdings Ltd.	1,390	185,843
Travelers Cos., Inc. (The)	26,495	3,172,776
		13,259,688
Interactive Media and Services — 4.3%
Alphabet, Inc., Class A(1)	11,003	11,497,695
Facebook, Inc., Class A(1)	24,124	3,162,415
		14,660,110
Internet and Direct Marketing Retail — 2.2%
Amazon.com, Inc.(1)	5,036	7,563,921
IT Services — 2.2%
International Business Machines Corp.	36,288	4,124,857
Leidos Holdings, Inc.	6,167	325,124
MAXIMUS, Inc.	14,620	951,616
Visa, Inc., Class A	15,258	2,013,141
		7,414,738
Machinery — 2.9%
Caterpillar, Inc.	32,753	4,161,924
Parker-Hannifin Corp.	20,146	3,004,574
Snap-on, Inc.	17,902	2,600,982
		9,767,480
Media — 0.5%
Comcast Corp., Class A	51,571	1,755,993
Metals and Mining†
Nucor Corp.	1,176	60,929
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Two Harbors Investment Corp.	190,346	2,444,043
Multi-Utilities — 0.5%
Dominion Energy, Inc.	24,610	1,758,631
Multiline Retail — 1.0%
Kohl's Corp.	50,952	3,380,156
Oil, Gas and Consumable Fuels — 6.7%
Chevron Corp.	57,801	6,288,171
ConocoPhillips	58,938	3,674,784
Exxon Mobil Corp.	31,715	2,162,646
HollyFrontier Corp.	36,868	1,884,692
Marathon Petroleum Corp.	47,827	2,822,271
Occidental Petroleum Corp.	51,744	3,176,047

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	Shares	Value
Phillips 66	33,518	$2,887,576
		22,896,187
Paper and Forest Products — 0.3%
Domtar Corp.	30,800	1,082,004
Pharmaceuticals — 7.1%
Allergan plc	22,780	3,044,775
Bristol-Myers Squibb Co.	83,137	4,321,461
Eli Lilly & Co.	31,572	3,653,512
Johnson & Johnson	23,194	2,993,186
Merck & Co., Inc.	38,421	2,935,748
Pfizer, Inc.	168,778	7,367,160
		24,315,842
Semiconductors and Semiconductor Equipment — 5.4%
Applied Materials, Inc.	78,947	2,584,725
Broadcom, Inc.	11,131	2,830,391
Intel Corp.	144,579	6,785,092
KLA-Tencor Corp.	18,002	1,610,999
Lam Research Corp.	4,273	581,854
QUALCOMM, Inc.	69,226	3,939,652
Texas Instruments, Inc.	1,481	139,954
		18,472,667
Software — 6.9%
Intuit, Inc.	9,050	1,781,492
LogMeIn, Inc.	24,675	2,012,740
Microsoft Corp.	150,584	15,294,817
Oracle Corp. (New York)	98,058	4,427,319
		23,516,368
Specialty Retail — 1.6%
American Eagle Outfitters, Inc.	82,250	1,589,892
Best Buy Co., Inc.	34,177	1,810,014
Ross Stores, Inc.	25,493	2,121,018
		5,520,924
Technology Hardware, Storage and Peripherals — 5.5%
Apple, Inc.	77,165	12,172,007
Hewlett Packard Enterprise Co.	105,179	1,389,415
HP, Inc.	145,103	2,968,807
Seagate Technology plc	56,380	2,175,704
		18,705,933
Textiles, Apparel and Luxury Goods — 2.0%
NIKE, Inc., Class B	23,166	1,717,527
Ralph Lauren Corp.	25,083	2,595,087
Tapestry, Inc.	78,719	2,656,767
		6,969,381
Tobacco — 1.6%
Altria Group, Inc.	83,694	4,133,647
Philip Morris International, Inc.	19,219	1,283,060
		5,416,707

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	Shares	Value
Trading Companies and Distributors — 0.9%
W.W. Grainger, Inc.	10,866	$3,068,124
TOTAL COMMON STOCKS (Cost $299,272,335)		338,811,978
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $2,449,758), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $2,402,363)		2,402,036
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $411,500), at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $400,028)		400,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,667	2,667
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,804,703)		2,804,703
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $302,077,038)		341,616,681
OTHER ASSETS AND LIABILITIES — 0.1%		362,916
TOTAL NET ASSETS — 100.0%		$341,979,597

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $302,077,038)	$341,616,681
Receivable for capital shares sold	97,625
Dividends and interest receivable	1,599,575
343,313,881

Liabilities
Payable for investments purchased	1,002,581
Payable for capital shares redeemed	115,619
Accrued management fees	210,180
Distribution fees payable	5,904
1,334,284

Net Assets	$341,979,597

Net Assets Consist of:
Capital (par value and paid-in surplus)	$271,112,894
Distributable earnings	70,866,703
$341,979,597

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$315,041,307	34,931,622	$9.02
Class II, $0.01 Par Value	$26,938,290	2,985,596	$9.02

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,288)	$11,045,596
Interest	45,035
11,090,631

Expenses:
Management fees	2,762,471
Distribution fees - Class II	71,659
Directors' fees and expenses	10,722
Other expenses	308
2,845,160

Net investment income (loss)	8,245,471

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	31,484,294
Change in net unrealized appreciation (depreciation) on investments	(64,272,459)

Net realized and unrealized gain (loss)	(32,788,165)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,542,694)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$8,245,471	$9,555,549
Net realized gain (loss)	31,484,294	30,817,867
Change in net unrealized appreciation (depreciation)	(64,272,459)	32,378,866
Net increase (decrease) in net assets resulting from operations	(24,542,694)	72,752,282

Distributions to Shareholders
From earnings:(1)
Class I	(34,870,866)	(17,124,305)
Class II	(2,587,170)	(1,079,249)
Decrease in net assets from distributions	(37,458,036)	(18,203,554)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,147,473)	(31,532,042)

Net increase (decrease) in net assets	(63,148,203)	23,016,686

Net Assets
Beginning of period	405,127,800	382,111,114
End of period	$341,979,597	$405,127,800

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(8,567,165) and $(513,751) for Class I and Class II, respectively. Distributions from net realized gains were $(8,557,140) and $(565,498) for Class I and Class II, respectively.

See Notes to Financial Statements.

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Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar

16

investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2018 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $779,530 and $2,665,740, respectively. The effect of interfund transactions on the Statement of Operations was $286,694 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $272,741,571 and $300,792,306, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	1,819,424	$18,757,567	1,652,275	$16,286,502
Issued in reinvestment of distributions	3,605,271	34,870,866	1,756,708	17,124,305
Redeemed	(5,802,041)	(59,738,092)	(6,576,412)	(64,824,981)
	(377,346)	(6,109,659)	(3,167,429)	(31,414,174)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	850,519	8,863,064	482,207	4,803,146
Issued in reinvestment of distributions	267,303	2,587,170	110,776	1,079,249
Redeemed	(635,856)	(6,488,048)	(611,131)	(6,000,263)
	481,966	4,962,186	(18,148)	(117,868)
Net increase (decrease)	104,620	$(1,147,473)	(3,185,577)	$(31,532,042)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

17

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$338,811,978	—	—
Temporary Cash Investments	2,667	$2,802,036	—
	$338,814,645	$2,802,036	—

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$16,494,776	$11,531,064
Long-term capital gains	$20,963,260	$6,672,490

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$302,622,772
Gross tax appreciation of investments	$68,973,664
Gross tax depreciation of investments	(29,979,755)
Net tax appreciation (depreciation) of investments	$38,993,909
Undistributed ordinary income	$3,883,059
Accumulated long-term gains	$27,989,735

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$10.71	0.22	(0.90)	(0.68)	(0.20)	(0.81)	(1.01)	$9.02	(6.87)%	0.70%	2.11%	70%	$315,041
2017	$9.32	0.24	1.62	1.86	(0.24)	(0.23)	(0.47)	$10.71	20.49%	0.71%	2.47%	76%	$378,295
2016	$8.57	0.21	0.91	1.12	(0.21)	(0.16)	(0.37)	$9.32	13.48%	0.70%	2.38%	78%	$358,600
2015	$10.11	0.19	(0.71)	(0.52)	(0.19)	(0.83)	(1.02)	$8.57	(5.62)%	0.70%	2.14%	88%	$349,147
2014	$9.17	0.20	0.94	1.14	(0.20)	—	(0.20)	$10.11	12.50%	0.70%	2.13%	77%	$342,075
Class II
2018	$10.72	0.19	(0.91)	(0.72)	(0.17)	(0.81)	(0.98)	$9.02	(7.19)%	0.95%	1.86%	70%	$26,938
2017	$9.32	0.22	1.62	1.84	(0.21)	(0.23)	(0.44)	$10.72	20.30%	0.96%	2.22%	76%	$26,833
2016	$8.57	0.18	0.92	1.10	(0.19)	(0.16)	(0.35)	$9.32	13.20%	0.95%	2.13%	78%	$23,511
2015	$10.11	0.17	(0.71)	(0.54)	(0.17)	(0.83)	(1.00)	$8.57	(5.95)%	0.95%	1.89%	88%	$17,417
2014	$9.17	0.18	0.93	1.11	(0.17)	—	(0.17)	$10.11	12.33%	0.95%	1.88%	77%	$21,038

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Income & Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $8,027,258, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $20,963,260, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

The fund hereby designates $9,047,613 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

24

25

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 1902

Annual Report

December 31, 2018

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	-15.22%	0.02%	7.06%	5/1/94
MSCI EAFE Index	—	-13.79%	0.53%	6.31%	—
MSCI EAFE Growth Index	—	-12.83%	1.61%	7.07%	—
Class II	ANVPX	-15.29%	-0.13%	6.91%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $19,786

MSCI EAFE Index — $18,452

MSCI EAFE Growth Index — $19,801

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.35%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
In September 2018, portfolio manager James Gendelman left the fund's management team.
Performance Summary
VP International returned -15.22%* for the 12 months ended December 31, 2018, compared with the -13.79% return of its benchmark, the MSCI EAFE Index.

Non-U.S. developed markets suffered double-digit declines in the fourth quarter and ended down for the year. Signs of slowing global economic growth and lowered expectations for earnings growth stoked recession fears and raised risk premiums. Additionally, Brexit-related uncertainty, trade tensions, and falling oil prices increased volatility in global equity markets. By year-end those fears began to manifest in the contraction of price-to-earnings multiples for stocks, earnings downgrades, and weaker fundamentals. Amid widespread market declines, investors generally favored defensive stocks and sectors over higher multiple growth and cyclical stocks.

The portfolio underperformed its benchmark due in part to stock selection in the consumer staples and materials sectors. Conversely, stock selection in the financials sector bolstered returns. Regionally, positioning in Canada, which is not part of the portfolio’s benchmark, and stock selection in the U.K. detracted from the portfolio’s relative performance.

Industrials Holding and Select Consumer Discretionary Stocks Weighed on Returns

Industrials holding Bombardier and several consumer discretionary stocks were among the leading individual detractors from performance. Bombardier’s stock declined significantly after the aircraft and train manufacturer announced disappointing results. The company did not offer a strong explanation, attributing missed free cash flow estimates to an inventory build in its rail business. Confidence in our thesis that improvements in business jet demand would drive free cash flow growth diminished, and we exited the position.

Among consumer discretionary holdings, stock of online retailer ASOS fell significantly after the company cut its operating profit outlook. Both sales and margins were worse than expected. The competitive environment has become more challenging, and discounting across the sector has increased as retailers struggle with the shift to online. Atypically warm weather in Europe and macroeconomic uncertainty pushed discounting to an unusually high level. We sold the stock.

Valeo’s stock weakened after the automotive supplier reduced its forward-looking guidance due to delays in the conversion of its backlog. New emissions standards regulations in Europe caused a disruption in automotive production, and weakening demand in China clouded the company’s earnings outlook. We exited our position.

B&M European Value Retail declined after the company reported lower like-for-like sales in the U.K. for its most recent reporting period. The slowdown appears to have been weather related, so we believe that the short-term weakness in the stock may be transitory. Uncertainty over the resolution of Brexit continues to have a negative effect. We are encouraged, however, by the company’s announcement that it raised its new-store opening target.

* All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Elsewhere, the stock of health care diagnostics firm Sysmex fell on disappointing results due to sluggish equipment sales. We believe the weakness, partly stemming from the termination of a distributor agreement, may be transitory. The company’s reagents business remains strong, providing recurring revenue, and it recently launched a new diagnostics product in China.

Selection in Financials Benefited Performance

Stock selection among financials aided the portfolio’s returns. Our process steered us to avoid most European banks, which underperformed for the period.

Top individual contributors included blood plasma company CSL, which reported better-than-expected results, driven by accelerating revenue growth and margin expansion. CSL continues to benefit from its competitive advantage as the leader in blood plasma collection centers. Robust demand for plasma products and new product launches contributed to strong revenue growth.

The stock of Brazil-based retailer Magazine Luiza also benefited performance. Investors responded favorably to the company’s recent digital and omnichannel initiatives, plans to strengthen logistics to lower delivery costs and time, and leveraging of its existing store footprint to enhance online sales. The company has excelled at integrating online strategy with continued growth in stores.

Outlook
We remain focused on our disciplined, bottom-up fundamental process of identifying opportunities with accelerating, sustainable growth. In a tougher environment for earnings growth, we are looking for names that we believe will exhibit above-average earnings growth through drivers that do not depend on economic growth. Examples of new or increased holdings include several health care stocks, where we see earnings driven by company-specific factors such as new product cycles and industry trends such as outsourcing. We also seek companies with self-help potential, such as restructuring plans and acquisitions, where synergies may lead to significant margin improvement. The fourth-quarter market sell-off created an opportunity for us to add companies with company-specific and secular growth drivers at more reasonable valuations.

We exited some internet-related names, where we felt growth was becoming more expensive to achieve. The online space has become more crowded and competition is increasing as brick-and-mortar retailers improve their online platforms.

Concerns over the trade war with China have negatively impacted the stock price performance of many of our holdings. However, our holdings with exposure to Chinese consumers have not demonstrated weakening fundamentals, and we remain fully invested.

An improved outlook for many emerging markets is creating opportunities. Among our holdings in Brazil, company-specific initiatives are driving growth amid a general rebound in equities following October’s pro-business election results. We are finding opportunities in Indonesia and India, including select banks, where we see improved loan growth and credit quality. Both countries’ economies gain from the deceleration of U.S. interest rate hikes, and India further benefits from lower oil prices.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
AIA Group Ltd.	2.9%
AstraZeneca plc	2.7%
Diageo plc	2.5%
CSL Ltd.	2.4%
London Stock Exchange Group plc	2.1%
Lonza Group AG	2.1%
Danone SA	2.0%
Shiseido Co. Ltd.	1.9%
Royal Dutch Shell plc, A Shares	1.7%
Bunzl plc	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.6%

Investments by Country	% of net assets
United Kingdom	19.7%
Japan	15.8%
France	9.4%
Sweden	6.9%
Germany	6.0%
Netherlands	4.9%
Switzerland	4.9%
China	3.9%
Australia	3.8%
Spain	3.1%
Canada	2.9%
Hong Kong	2.9%
Ireland	2.6%
Brazil	2.4%
Belgium	2.4%
Other Countries	7.0%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$832.50	$4.90	1.06%
Class II	$1,000	$832.30	$5.59	1.21%
Hypothetical
Class I	$1,000	$1,019.86	$5.40	1.06%
Class II	$1,000	$1,019.11	$6.16	1.21%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 98.6%
Australia — 3.8%
CSL Ltd.	27,960	$3,646,471
Treasury Wine Estates Ltd.	206,860	2,156,387
		5,802,858
Austria — 1.2%
Erste Group Bank AG(1)	57,553	1,917,684
Belgium — 2.4%
KBC Group NV	25,850	1,678,727
Umicore SA	49,550	1,979,069
		3,657,796
Brazil — 2.4%
Localiza Rent a Car SA	275,100	2,108,224
Magazine Luiza SA	34,900	1,627,210
		3,735,434
Canada — 2.9%
Alimentation Couche Tard, Inc., B Shares	17,660	878,472
Canada Goose Holdings, Inc.(1)	33,380	1,459,374
Canadian Pacific Railway Ltd.	7,160	1,270,465
Nutrien Ltd.	19,220	902,715
		4,511,026
China — 3.9%
Alibaba Group Holding Ltd. ADR(1)	11,660	1,598,236
ANTA Sports Products Ltd.	417,000	1,999,662
Huazhu Group Ltd. ADR	32,056	917,763
Tencent Holdings Ltd.	37,600	1,507,745
		6,023,406
Denmark — 1.9%
Chr Hansen Holding A/S	24,740	2,191,068
Novozymes A/S, B Shares	17,280	772,391
		2,963,459
Finland — 1.2%
Neste Oyj	24,890	1,921,769
France — 9.4%
Accor SA	18,590	790,424
Danone SA	43,520	3,067,075
Dassault Systemes SE	7,370	875,661
Eurofins Scientific SE	2,220	829,202
Kering SA	3,550	1,674,146
Peugeot SA	49,670	1,061,076
Thales SA	16,260	1,900,249
TOTAL SA	25,760	1,362,980
Ubisoft Entertainment SA(1)	20,620	1,665,115

8

	Shares	Value
Vivendi SA	52,030	$1,268,572
		14,494,500
Germany — 6.0%
adidas AG	9,230	1,928,802
Aroundtown SA	173,680	1,441,429
Deutsche Boerse AG	16,810	2,021,524
HUGO BOSS AG	8,450	521,146
Infineon Technologies AG	15,650	311,415
Symrise AG	33,550	2,479,309
Wirecard AG	3,490	531,290
		9,234,915
Hong Kong — 2.9%
AIA Group Ltd.	529,400	4,394,483
India — 0.7%
HDFC Bank Ltd.	35,370	1,074,906
Indonesia — 0.4%
Bank Central Asia Tbk PT	357,900	646,996
Ireland — 2.6%
CRH plc	65,170	1,724,842
ICON plc(1)	4,600	594,366
Kerry Group plc, A Shares	16,870	1,671,941
		3,991,149
Japan — 15.8%
Anritsu Corp.	82,000	1,124,745
Daikin Industries Ltd.	9,100	957,603
Don Quijote Holdings Co. Ltd.	27,300	1,693,587
Fast Retailing Co. Ltd.	3,000	1,534,611
Hoya Corp.	23,000	1,405,813
Keyence Corp.	4,900	2,469,505
Komatsu Ltd.	30,800	656,092
MonotaRO Co. Ltd.	60,800	1,482,688
Obic Co. Ltd.	11,800	903,064
Recruit Holdings Co. Ltd.	73,900	1,769,222
Shiseido Co. Ltd.	47,100	2,926,559
Sony Corp.	31,500	1,516,942
Sysmex Corp.	20,100	969,767
TDK Corp.	19,500	1,387,531
Terumo Corp.	34,200	1,921,336
Unicharm Corp.	52,900	1,709,044
		24,428,109
Netherlands — 4.9%
Akzo Nobel NV	10,630	857,424
ASML Holding NV	13,590	2,135,682
Heineken NV	10,724	948,558
InterXion Holding NV(1)	32,810	1,776,990
Koninklijke KPN NV	315,600	925,692

9

	Shares	Value
QIAGEN NV(1)	26,237	$903,865
		7,548,211
Russia — 0.7%
Yandex NV, A Shares(1)	38,980	1,066,103
Spain — 3.1%
Amadeus IT Group SA	30,020	2,092,617
CaixaBank SA	345,620	1,252,925
Cellnex Telecom SA(1)	58,300	1,495,589
		4,841,131
Sweden — 6.9%
Epiroc AB, A Shares(1)	128,686	1,222,124
Hexagon AB, B Shares	38,960	1,798,277
Lundin Petroleum AB	56,460	1,411,572
Spotify Technology SA(1)	3,870	439,245
Swedbank AB, A Shares	86,810	1,935,168
Swedish Match AB	38,650	1,523,769
Telefonaktiebolaget LM Ericsson, B Shares	257,380	2,268,548
		10,598,703
Switzerland — 4.9%
Lonza Group AG(1)	12,220	3,176,918
Novartis AG	24,360	2,086,395
Straumann Holding AG	2,120	1,340,919
Temenos AG(1)	7,290	878,533
		7,482,765
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	183,000	1,328,448
United Kingdom — 19.7%
Associated British Foods plc	57,160	1,488,451
AstraZeneca plc	54,880	4,108,166
B&M European Value Retail SA	415,639	1,491,312
Bunzl plc	85,960	2,595,585
Burberry Group plc	35,090	776,215
Coca-Cola HBC AG(1)	41,790	1,306,071
Compass Group plc	95,033	1,998,629
Diageo plc	106,270	3,785,875
Intertek Group plc	40,414	2,472,560
London Stock Exchange Group plc	63,910	3,308,892
Melrose Industries plc	319,320	666,878
Reckitt Benckiser Group plc	21,190	1,624,037
Royal Dutch Shell plc, A Shares	91,695	2,695,302
Standard Chartered plc	169,400	1,315,583
Tesco plc	319,320	773,717
		30,407,273
TOTAL COMMON STOCKS (Cost $146,115,770)		152,071,124

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $1,143,653), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $1,121,528)		$1,121,375
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $192,390), at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $187,013)		187,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	982	982
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,309,357)		1,309,357
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $147,425,127)		153,380,481
OTHER ASSETS AND LIABILITIES — 0.6%		922,599
TOTAL NET ASSETS — 100.0%		$154,303,080

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Staples	15.5%
Consumer Discretionary	14.6%
Information Technology	13.9%
Health Care	12.7%
Financials	12.6%
Industrials	11.1%
Materials	7.1%
Communication Services	5.5%
Energy	4.7%
Real Estate	0.9%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $147,425,127)	$153,380,481
Receivable for investments sold	1,053,259
Receivable for capital shares sold	28,258
Dividends and interest receivable	282,133
Other assets	11,492
154,755,623

Liabilities
Foreign currency overdraft payable, at value (cost of $273)	275
Payable for investments purchased	258,022
Payable for capital shares redeemed	40,474
Accrued management fees	140,075
Distribution fees payable	7,996
Accrued foreign taxes	5,701
452,543

Net Assets	$154,303,080

Net Assets Consist of:
Capital (par value and paid-in surplus)	$138,076,763
Distributable earnings	16,226,317
$154,303,080

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$117,384,407	12,300,381	$9.54
Class II, $0.01 Par Value	$36,918,673	3,874,663	$9.53

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $304,572)	$3,432,899
Interest	21,129
3,454,028

Expenses:
Management fees	2,533,096
Distribution fees - Class II	112,296
Directors' fees and expenses	5,200
Other expenses	13,647
2,664,239
Fees waived(1)	(619,709)
2,044,530

Net investment income (loss)	1,409,498

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,721,749
Foreign currency translation transactions	23,410
9,745,159

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $1,167)	(38,741,287)
Translation of assets and liabilities in foreign currencies	(75,078)
(38,816,365)

Net realized and unrealized gain (loss)	(29,071,206)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,661,708)

(1)	Amount consists of $473,240 and $146,469 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$1,409,498	$1,598,858
Net realized gain (loss)	9,745,159	19,084,461
Change in net unrealized appreciation (depreciation)	(38,816,365)	35,487,290
Net increase (decrease) in net assets resulting from operations	(27,661,708)	56,170,609

Distributions to Shareholders
From earnings:
Class I	(11,622,034)	(1,538,770)
Class II	(3,459,625)	(321,544)
Decrease in net assets from distributions	(15,081,659)	(1,860,314)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,299,400)	(54,378,299)

Net increase (decrease) in net assets	(45,042,767)	(68,004)

Net Assets
Beginning of period	199,345,847	199,413,851
End of period	$154,303,080	$199,345,847

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.33% of the fund’s management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.32% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	1.00% to 1.50%	1.36%	1.03%
Class II	0.90% to 1.40%	1.26%	0.93%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $271,928 and $146,863, respectively. The effect of interfund transactions on the Statement of Operations was $(28,206) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $124,130,797 and $141,542,243, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,020,615	$11,792,553	1,913,470	$20,458,184
Issued in reinvestment of distributions	1,015,025	11,622,034	152,807	1,538,770
Redeemed	(2,304,587)	(26,624,727)	(6,643,186)	(72,584,708)
	(268,947)	(3,210,140)	(4,576,909)	(50,587,754)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	298,515	3,461,525	253,322	2,768,790
Issued in reinvestment of distributions	302,415	3,459,625	31,963	321,544
Redeemed	(526,336)	(6,010,410)	(626,549)	(6,880,879)
	74,594	910,740	(341,264)	(3,790,545)
Net increase (decrease)	(194,353)	$(2,299,400)	(4,918,173)	$(54,378,299)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$1,459,374	$3,051,652	—
China	2,515,999	3,507,407	—
Ireland	594,366	3,396,783	—
Netherlands	2,680,855	4,867,356	—
Russia	1,066,103	—	—
Sweden	439,245	10,159,458	—
Other Countries	—	118,332,526	—
Temporary Cash Investments	982	1,308,375	—
	$8,756,924	$144,623,557	—

18

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$2,384,883	$1,860,314
Long-term capital gains	$12,696,776	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$147,534,987
Gross tax appreciation of investments	$16,907,361
Gross tax depreciation of investments	(11,061,867)
Net tax appreciation (depreciation) of investments	5,845,494
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(12,883)
Net tax appreciation (depreciation)	$5,832,611
Undistributed ordinary income	$1,431,109
Accumulated long-term gains	$8,962,597

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
2017	$9.37	0.09	2.81	2.90	(0.09)	—	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
2016	$10.02	0.08	(0.63)	(0.55)	(0.10)	—	(0.10)	$9.37	(5.50)%	1.10%	1.37%	0.87%	0.60%	71%	$160,668
2015	$9.98	0.08	—(3)	0.08	(0.04)	—	(0.04)	$10.02	0.76%	1.03%	1.33%	0.79%	0.49%	59%	$183,648
2014	$10.74	0.09	(0.67)	(0.58)	(0.18)	—	(0.18)	$9.98	(5.51)%	1.03%	1.33%	0.84%	0.54%	77%	$210,511
Class II
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919
2017	$9.36	0.06	2.82	2.88	(0.08)	—	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223
2016	$10.00	0.07	(0.62)	(0.55)	(0.09)	—	(0.09)	$9.36	(5.55)%	1.25%	1.52%	0.72%	0.45%	71%	$38,746
2015	$9.97	0.07	(0.02)	0.05	(0.02)	—	(0.02)	$10.00	0.51%	1.18%	1.48%	0.64%	0.34%	59%	$47,756
2014	$10.73	0.08	(0.68)	(0.60)	(0.16)	—	(0.16)	$9.97	(5.65)%	1.18%	1.48%	0.69%	0.39%	77%	$50,788

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $12,696,776, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

For the fiscal year ended December 31, 2018, the fund intends to pass through to shareholders foreign source income of $3,737,471 and foreign taxes paid of $304,572, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2018 are $0.2311 and $0.0188, respectively.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 1902

Annual Report

December 31, 2018

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AVVTX	-8.19%	4.86%	9.98%	10/29/04
Russell 1000 Value Index	—	-8.27%	5.94%	11.17%	—
S&P 500 Index	—	-4.38%	8.49%	13.11%	—
Class I	AVVIX	-8.04%	5.01%	10.14%	12/1/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class II — $25,905

Russell 1000 Value Index — $28,853

S&P 500 Index — $34,303

Ending value of Class II would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brian Woglom and Phil Davidson

Portfolio manager Brendan Healy retired from American Century Investments in April 2018. In May 2018, Phil Davidson joined the fund's management team.

Performance Summary

VP Large Company Value declined -8.19%* for the 12 months ended December 31, 2018. The fund’s benchmark, the Russell 1000 Value Index, declined -8.27% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Stock selection in the consumer discretionary and consumer staples sectors were key drivers of the portfolio’s relative performance. An overweight to health care and several individual positions in the health care sector also positively impacted the fund’s relative return. Conversely, holdings in the energy and financials sectors detracted from performance. Additionally, our underweight to the utilities sector and our underweight and stock selection in the real estate sector weighed on results.

Consumer Discretionary, Consumer Staples, and Health Care Contributed

Advance Auto Parts, a holding in the consumer discretionary sector, was a top individual contributor to performance. During the third quarter of 2018, the automotive parts company reported better-than-expected quarterly results. It also raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

In the consumer staples sector, the fund benefited from not owning Philip Morris International. The stock declined significantly during the year, driven by slowing demand in Japan for Philip Morris’ IQOS product. We have avoided the stock due to our longer-term concerns about the sustainability of the company’s core business. Our position in The Procter & Gamble Co. also contributed to relative performance. Toward the end of the reporting period, this large consumer packaged goods company posted its highest organic growth rate in nearly five years, benefiting from recent investments in product enhancements and product pricing. Importantly, Procter & Gamble is stabilizing and improving market share in many key products.

Health care was another area of relative strength, due in part to our overweight to the sector. Additionally, a few of the fund’s health care holdings were top individual contributors, including Medtronic. The stock of this medical device maker outperformed after reporting quarterly revenue, earnings, margins, and free cash flow results that were better than expected. Pfizer, a pharmaceutical company, was another key contributor. Its stock was supported by solid data on Tafamidis, its cardiomyopathy drug, and by its generally strong drug pipeline.

Energy and Financials Detracted

A decline in the price of oil pressured our energy holdings. Schlumberger, the world’s largest oil field services company, was a key detractor. Its stock fell substantially during the fourth quarter as lower oil and gas prices reduced the market’s expectations for normalization in non-U.S. oil and gas markets. The company also preannounced worse-than-expected quarterly results due to

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

weakness in the North American hydraulic fracturing market. Noble Energy’s stock also fell significantly due to lower commodity prices, which weighed on the free cash flow and return on invested capital potential of the business.

A few holdings in the financials sector also negatively impacted relative performance, including Invesco. Asset management stocks underperformed due to weaker markets and valuation multiple compression. In addition, Invesco experienced an acceleration of net outflows and announced an expensive acquisition of OppenheimerFunds. Ameriprise Financial also underperformed, driven by lower markets and lower valuation multiples of comparable firms. Also, investors reacted negatively to management’s commentary regarding potential acquisitions in asset management.

Throughout the year, we remained underweight in the real estate and utilities sectors relative to the benchmark given our belief that valuations in those sectors were generally extended. These sector underweights detracted from relative performance. Furthermore, our position in Weyerhaeuser, a timber real estate investment trust, negatively impacted results. The stock was pressured by a decline in timber pricing.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of December 31, 2018, the portfolio’s largest sector overweights relative to the benchmark include energy and consumer staples. According to our metrics, the fund’s energy stocks are attractively priced and offer compelling risk/reward profiles. We favor energy companies that we believe are higher quality and well managed. In the consumer staples sector, we believe we have identified some of the more diversified, stronger companies with better balance sheets to help navigate a tougher competitive environment.

The fund’s largest sector underweights as of the end of the year are communication services, real estate, and utilities. As of period-end, our only position in the newly created communication services sector is Verizon Communications. We believe Verizon offers relative stability, balance sheet strength, and an attractive valuation. Our analysis shows that many other communication services stocks have volatile business models and higher levels of leverage. The fund’s underweights to the real estate and utilities sector are driven by our view that valuations throughout these sectors generally remain elevated.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.3%
Johnson & Johnson	3.2%
U.S. Bancorp	3.2%
Medtronic plc	3.0%
Verizon Communications, Inc.	3.0%
TOTAL SA ADR	3.0%
Schlumberger Ltd.	2.9%
Chevron Corp.	2.8%
Procter & Gamble Co. (The)	2.7%
iShares Russell 1000 Value ETF	2.7%

Top Five Industries	% of net assets
Banks	13.9%
Pharmaceuticals	9.2%
Oil, Gas and Consumable Fuels	8.4%
Health Care Equipment and Supplies	6.3%
Capital Markets	5.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	85.4%
Foreign Common Stocks*	8.8%
Exchange-Traded Funds	2.7%
Total Equity Exposure	96.9%
Temporary Cash Investments	3.3%
Other Assets and Liabilities	(0.2)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$933.50	$3.75	0.77%
Class II	$1,000	$933.10	$4.48	0.92%
Hypothetical
Class I	$1,000	$1,021.32	$3.92	0.77%
Class II	$1,000	$1,020.57	$4.69	0.92%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 94.2%
Air Freight and Logistics — 0.9%
United Parcel Service, Inc., Class B	2,860	$278,936
Airlines — 1.1%
Southwest Airlines Co.	7,390	343,487
Auto Components — 0.9%
BorgWarner, Inc.	7,900	274,446
Automobiles — 1.1%
Honda Motor Co. Ltd. ADR	12,710	336,179
Banks — 13.9%
Bank of America Corp.	20,830	513,251
BB&T Corp.	17,080	739,906
JPMorgan Chase & Co.	10,460	1,021,105
PNC Financial Services Group, Inc. (The)	4,990	583,381
U.S. Bancorp	21,850	998,545
Wells Fargo & Co.	8,950	412,416
		4,268,604
Beverages — 1.1%
PepsiCo, Inc.	3,020	333,650
Building Products — 1.0%
Johnson Controls International plc	10,290	305,099
Capital Markets — 5.4%
Ameriprise Financial, Inc.	4,540	473,840
Bank of New York Mellon Corp. (The)	15,870	747,001
Invesco Ltd.	26,190	438,420
		1,659,261
Chemicals — 1.1%
DowDuPont, Inc.	6,060	324,089
Communications Equipment — 1.5%
Cisco Systems, Inc.	10,980	475,763
Containers and Packaging — 1.2%
WestRock Co.	10,020	378,355
Diversified Telecommunication Services — 3.0%
Verizon Communications, Inc.	16,290	915,824
Electric Utilities — 3.0%
Edison International	3,000	170,310
Eversource Energy	5,200	338,208
Xcel Energy, Inc.	8,720	429,634
		938,152
Electrical Equipment — 1.1%
Eaton Corp. plc	4,750	326,135
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	5,430	410,671

8

	Shares	Value
Energy Equipment and Services — 4.0%
Baker Hughes a GE Co.	15,350	$330,025
Schlumberger Ltd.	24,610	887,929
		1,217,954
Equity Real Estate Investment Trusts (REITs) — 1.1%
Weyerhaeuser Co.	15,730	343,858
Food and Staples Retailing — 1.9%
Sysco Corp.	2,530	158,530
Walgreens Boots Alliance, Inc.	2,320	158,526
Walmart, Inc.	2,730	254,299
		571,355
Food Products — 3.4%
Conagra Brands, Inc.	10,920	233,251
Kellogg Co.	2,760	157,348
Mondelez International, Inc., Class A	16,160	646,885
		1,037,484
Health Care Equipment and Supplies — 6.3%
Hologic, Inc.(1)	6,760	277,836
Medtronic plc	10,200	927,792
Zimmer Biomet Holdings, Inc.	7,210	747,821
		1,953,449
Health Care Providers and Services — 0.9%
McKesson Corp.	2,610	288,327
Health Care Technology — 0.9%
Cerner Corp.(1)	5,530	289,993
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	3,400	167,620
Household Products — 3.7%
Colgate-Palmolive Co.	4,900	291,648
Procter & Gamble Co. (The)	9,150	841,068
		1,132,716
Industrial Conglomerates — 1.6%
General Electric Co.	21,270	161,014
Siemens AG	2,990	333,472
		494,486
Insurance — 3.6%
Aflac, Inc.	7,130	324,843
Chubb Ltd.	6,140	793,165
		1,118,008
Machinery — 3.0%
Atlas Copco AB, B Shares	23,590	517,212
Cummins, Inc.	3,020	403,593
		920,805
Multiline Retail — 0.5%
Target Corp.	2,440	161,260
Oil, Gas and Consumable Fuels — 8.4%
Anadarko Petroleum Corp.	4,970	217,885

9

	Shares	Value
Chevron Corp.	7,920	$861,617
EQT Corp.	6,220	117,496
Equitrans Midstream Corp.(1)	5,160	103,303
Noble Energy, Inc.	9,470	177,657
Royal Dutch Shell plc, Class B ADR	3,300	197,802
TOTAL SA ADR	17,480	912,106
		2,587,866
Personal Products — 0.5%
Unilever NV CVA	2,870	155,931
Pharmaceuticals — 9.2%
Allergan plc	1,960	261,974
Johnson & Johnson	7,740	998,847
Merck & Co., Inc.	7,450	569,254
Pfizer, Inc.	17,260	753,399
Roche Holding AG	970	239,856
		2,823,330
Road and Rail — 0.5%
Union Pacific Corp.	1,220	168,641
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	12,600	412,524
Intel Corp.	15,860	744,310
		1,156,834
Software — 1.5%
Oracle Corp. (New York)	10,030	452,854
Specialty Retail — 0.8%
Advance Auto Parts, Inc.	1,530	240,914
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc.	980	154,585
TOTAL COMMON STOCKS (Cost $29,277,656)		29,006,921
EXCHANGE-TRADED FUNDS — 2.7%
iShares Russell 1000 Value ETF (Cost $910,843)	7,530	836,207
TEMPORARY CASH INVESTMENTS — 3.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $867,972), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $851,180)		851,064
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.38%, 11/15/48, valued at $149,636), at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $142,010)		142,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	668	668
TOTAL TEMPORARY CASH INVESTMENTS (Cost $993,732)		993,732
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $31,182,231)		30,836,860
OTHER ASSETS AND LIABILITIES — (0.2)%		(48,811)
TOTAL NET ASSETS — 100.0%		$30,788,049

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	10,306	USD	10,551	UBS AG	3/29/19	$19
USD	208,032	CHF	204,641	UBS AG	3/29/19	(1,855)
USD	6,505	CHF	6,349	UBS AG	3/29/19	(7)
EUR	28,507	USD	32,685	Credit Suisse AG	3/29/19	213
USD	1,214,335	EUR	1,055,425	Credit Suisse AG	3/29/19	(3,703)
GBP	3,267	USD	4,142	JPMorgan Chase Bank N.A.	3/29/19	39
USD	166,447	GBP	130,909	JPMorgan Chase Bank N.A.	3/29/19	(1,105)
USD	4,077	GBP	3,212	JPMorgan Chase Bank N.A.	3/29/19	(34)
JPY	835,185	USD	7,571	Bank of America, N.A	3/29/19	100
JPY	1,480,822	USD	13,494	Bank of America, N.A	3/29/19	106
USD	282,895	JPY	31,592,010	Bank of America, N.A	3/29/19	(7,252)
USD	9,868	JPY	1,098,102	Bank of America, N.A	3/29/19	(217)
USD	9,287	JPY	1,019,236	Bank of America, N.A	3/29/19	(74)
SEK	96,625	USD	10,752	Goldman Sachs & Co.	3/29/19	225
USD	409,950	SEK	3,689,099	Goldman Sachs & Co.	3/29/19	(9,170)
						$(22,715)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $31,182,231)	$30,836,860
Receivable for investments sold	39,075
Receivable for capital shares sold	85,807
Unrealized appreciation on forward foreign currency exchange contracts	702
Dividends and interest receivable	66,216
31,028,660

Liabilities
Payable for investments purchased	193,047
Payable for capital shares redeemed	840
Unrealized depreciation on forward foreign currency exchange contracts	23,417
Accrued management fees	18,118
Distribution fees payable	5,189
240,611

Net Assets	$30,788,049

Net Assets Consist of:
Capital (par value and paid-in surplus)	$30,373,762
Distributable earnings	414,287
$30,788,049

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$6,643,612	496,687	$13.38
Class II, $0.01 Par Value	$24,144,437	1,777,086	$13.59

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,838)	$723,346
Interest	10,738
734,084

Expenses:
Management fees	230,191
Distribution fees - Class II	49,773
Directors' fees and expenses	741
280,705
Fees waived(1)	(34,470)
246,235

Net investment income (loss)	487,849

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	909,329
Forward foreign currency exchange contract transactions	111,665
Foreign currency translation transactions	(709)
1,020,285

Change in net unrealized appreciation (depreciation) on:
Investments	(4,204,466)
Forward foreign currency exchange contracts	(2,001)
Translation of assets and liabilities in foreign currencies	(82)
(4,206,549)

Net realized and unrealized gain (loss)	(3,186,264)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,698,415)

(1)	Amount consists of $9,605 and $24,865 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$487,849	$376,767
Net realized gain (loss)	1,020,285	1,350,253
Change in net unrealized appreciation (depreciation)	(4,206,549)	341,960
Net increase (decrease) in net assets resulting from operations	(2,698,415)	2,068,980

Distributions to Shareholders
From earnings:(1)
Class I	(611,555)	(724,433)
Class II	(1,297,485)	(686,022)
Decrease in net assets from distributions	(1,909,040)	(1,410,455)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	13,341,476	1,735,480

Net increase (decrease) in net assets	8,734,021	2,394,005

Net Assets
Beginning of period	22,054,028	19,660,023
End of period	$30,788,049	$22,054,028

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(154,643) and $(168,922) for Class I and Class II, respectively. Distributions from net realized gains were $(569,790) and $(517,100) for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.11% of the fund's management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.70% to 0.90%	0.90%	0.78%
Class II	0.60% to 0.80%	0.80%	0.68%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $627,523 and $199,156, respectively. The effect of interfund transactions on the Statement of Operations was $24,372 in net realized gain (loss) on investment transactions.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $25,365,116 and $13,709,215, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	130,411	$1,958,878	151,220	$2,340,673
Issued in reinvestment of distributions	43,222	611,555	48,520	724,433
Redeemed	(189,626)	(2,879,480)	(341,914)	(5,132,314)
	(15,993)	(309,047)	(142,174)	(2,067,208)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	987,913	14,992,115	345,417	5,337,916
Issued in reinvestment of distributions	90,302	1,297,485	45,243	686,022
Redeemed	(174,538)	(2,639,077)	(143,363)	(2,221,250)
	903,677	13,650,523	247,297	3,802,688
Net increase (decrease)	887,684	$13,341,476	105,123	$1,735,480

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$27,760,450	$1,246,471	—
Exchange-Traded Funds	836,207	—	—
Temporary Cash Investments	668	993,064	—
	$28,597,325	$2,239,535	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$702	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$23,417	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,199,420.

The value of foreign currency risk derivative instruments as of December 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $702 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $23,417 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $111,665 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(2,001) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

19

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$617,828	$323,565
Long-term capital gains	$1,291,212	$1,086,890

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,534,393
Gross tax appreciation of investments	$2,239,050
Gross tax depreciation of investments	(2,936,583)
Net tax appreciation (depreciation) of investments	(697,533)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(60)
Net tax appreciation (depreciation)	$(697,593)
Undistributed ordinary income	$344,405
Accumulated long-term gains	$767,475

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$15.77	0.28	(1.49)	(1.21)	(0.27)	(0.91)	(1.18)	$13.38	(8.04)%	0.78%	0.90%	1.86%	1.74%	51%	$6,644
2017	$15.25	0.31	1.31	1.62	(0.27)	(0.83)	(1.10)	$15.77	11.07%	0.80%	0.91%	2.02%	1.91%	64%	$8,083
2016	$14.39	0.29	1.75	2.04	(0.31)	(0.87)	(1.18)	$15.25	15.25%	0.79%	0.90%	2.03%	1.92%	77%	$9,984
2015	$15.23	0.22	(0.81)	(0.59)	(0.23)	(0.02)	(0.25)	$14.39	(3.89)%	0.80%	0.91%	1.43%	1.32%	63%	$8,693
2014	$13.69	0.21	1.54	1.75	(0.21)	—	(0.21)	$15.23	12.87%	0.80%	0.90%	1.47%	1.37%	70%	$7,547
Class II
2018	$16.00	0.26	(1.51)	(1.25)	(0.25)	(0.91)	(1.16)	$13.59	(8.19)%	0.93%	1.05%	1.71%	1.59%	51%	$24,144
2017	$15.45	0.29	1.33	1.62	(0.24)	(0.83)	(1.07)	$16.00	10.96%	0.95%	1.06%	1.87%	1.76%	64%	$13,971
2016	$14.57	0.27	1.77	2.04	(0.29)	(0.87)	(1.16)	$15.45	15.02%	0.94%	1.05%	1.88%	1.77%	77%	$9,676
2015	$15.42	0.19	(0.81)	(0.62)	(0.21)	(0.02)	(0.23)	$14.57	(4.05)%	0.95%	1.06%	1.28%	1.17%	63%	$8,816
2014	$13.86	0.19	1.56	1.75	(0.19)	—	(0.19)	$15.42	12.77%	0.95%	1.05%	1.32%	1.22%	70%	$9,515

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $617,828, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $135,585 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

The fund hereby designates $1,291,212, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 1902

Annual Report

December 31, 2018

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AVMTX	-12.96%	6.37%	12.15%	10/29/04
Russell Midcap Value Index	—	-12.29%	5.44%	13.02%	—
Class I	AVIPX	-12.84%	6.53%	12.32%	12/1/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class II — $31,490

Russell Midcap Value Index — $34,038

Ending value of Class II would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom
Performance Summary

VP Mid Cap Value declined -12.96%* for the 12 months ended December 31, 2018. The fund’s benchmark, the Russell Midcap Value Index, declined -12.29%. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s underweight and stock selection in the real estate sector detracted from relative performance. Several of the portfolio’s energy holdings as well as our underweights to the communication services and utilities sectors also weighed on the fund’s return. On the other hand, stock selection and our underweight to the consumer discretionary sector contributed positively to relative results. Holdings in the health care sector were also beneficial.

Real Estate and Energy Were Key Detractors

Throughout the year, we remained underweight in the real estate sector given our belief that valuations throughout the sector were generally extended. This sector underweight detracted from relative performance. Furthermore, our position in Weyerhaeuser, a timber REIT, negatively impacted results. The stock was pressured by a decline in timber pricing.

A decline in the price of oil during the fourth quarter of 2018 pressured our energy holdings, including Cimarex Energy. Earlier in the year, Cimarex Energy’s stock underperformed due to fiscal 2018 production guidance that came in below expectations. Furthermore, due to pipeline constraints, investors became concerned about the company’s ability to efficiently transport oil and gas out of the Permian Basin. EQT was another top detractor. The natural gas exploration and pipeline company faced challenges with the integration of assets from Rice Energy, a company that EQT acquired in late 2017. EQT also communicated disappointing guidance for cash flows in 2019. However, activist investors were seeking to take over and replace the executives managing the business.

Our underweights to the communication services and utilities sectors also negatively impacted relative results. These underweights are the result of our bottom-up approach. Our analysis shows that many communication services stocks have volatile business models and higher levels of leverage, and our metrics indicate that many stocks in the utilities sector are overvalued. Investors favored the more defensive utilities sector as the market declined, causing our underweight to detract from performance.

Financials stock Invesco was another top detractor. Asset managers trailed the market during much of the year as relative valuations compressed. Disappointing flows and lower fee rates reduced Invesco’s earnings estimates, and news that Invesco would acquire OppenheimerFunds weighed on the stock price. Paper and packaging company WestRock also underperformed due to worries that containerboard pricing and demand have peaked. Also, the company’s decision to acquire a smaller competitor raised concerns about the company’s debt load.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Consumer Discretionary and Health Care Contributed Positively

Consumer discretionary holding Advance Auto Parts was among the fund’s top relative contributors. This retailer of aftermarket replacement parts is a market share leader in a higher-quality industry. The company reported several quarters of strong results and raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This news indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness. Our underweight to the consumer discretionary sector was also beneficial, as many consumer discretionary stocks lagged due in part to trade tensions and investors’ concerns about a slowing global economy.

In the health care sector, hospital companies LifePoint Health and HCA were top contributors. LifePoint Health outperformed on news that it would be acquired for a significant premium by Apollo Global Management, a private equity firm. HCA outperformed for several reasons, including strong quarterly results, initiation of a dividend, potential benefits from tax reform, and better-than-expected admissions. The stock was also buoyed by the news of the LifePoint Health acquisition. We eliminated both of these holdings as they outperformed.

Keysight Technologies was a notable contributor in the information technology sector. This electronic test and measurement company has been successful in serving growth markets such as 5G, next-generation wireless, aerospace, and automotive. Keysight reported strong financial results and authorized a new share repurchase program. We exited our position in Keysight on strength in its stock price.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of December 31, 2018, the portfolio’s largest sector overweight is in financials. Using our bottom-up investment approach, we have identified stocks that we believe offer attractive risk/reward profiles, particularly in the capital markets and banking industries. Our analysis has also led us to attractive companies within the fragmented industrials sector. The fund is overweight industrials, but we have avoided names in the sector that we believe are lower quality. Conversely, we ended the year with no exposure to the new communication services sector, because it is difficult for us to find securities in the sector that meet our investment criteria. The portfolio also has a sizable underweight in real estate, because our metrics show that valuations in the sector generally remain inflated.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	3.4%
Northern Trust Corp.	2.7%
Hubbell, Inc.	2.5%
BB&T Corp.	2.2%
Xcel Energy, Inc.	1.9%
iShares Russell Mid-Cap Value ETF	1.8%
Weyerhaeuser Co.	1.8%
Invesco Ltd.	1.6%
NorthWestern Corp.	1.6%
Johnson Controls International plc	1.6%

Top Five Industries	% of net assets
Banks	10.6%
Capital Markets	6.5%
Electrical Equipment	5.9%
Insurance	5.3%
Oil, Gas and Consumable Fuels	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.4%
Foreign Common Stocks*	7.0%
Exchange-Traded Funds	1.8%
Total Equity Exposure	97.2%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(0.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$878.50	$4.02	0.85%
Class II	$1,000	$877.40	$4.73	1.00%
Hypothetical
Class I	$1,000	$1,020.92	$4.33	0.85%
Class II	$1,000	$1,020.16	$5.09	1.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 95.4%
Aerospace and Defense — 0.4%
Textron, Inc.	71,527	$3,289,527
Airlines — 1.3%
Southwest Airlines Co.	237,250	11,027,380
Auto Components — 1.1%
Aptiv plc	28,356	1,745,879
BorgWarner, Inc.	210,744	7,321,247
		9,067,126
Automobiles — 1.5%
Honda Motor Co. Ltd. ADR	288,074	7,619,557
Thor Industries, Inc.	103,749	5,394,948
		13,014,505
Banks — 10.6%
Bank of Hawaii Corp.	34,663	2,333,513
BB&T Corp.	430,280	18,639,730
Comerica, Inc.	39,527	2,715,110
Commerce Bancshares, Inc.	164,020	9,245,807
First Hawaiian, Inc.	429,439	9,666,672
M&T Bank Corp.	81,665	11,688,711
Prosperity Bancshares, Inc.	73,511	4,579,735
SunTrust Banks, Inc.	182,925	9,226,737
UMB Financial Corp.	194,036	11,830,375
Westamerica Bancorporation	175,066	9,747,675
		89,674,065
Beverages — 0.5%
Molson Coors Brewing Co., Class B	77,040	4,326,566
Building Products — 1.6%
Johnson Controls International plc	449,545	13,329,009
Capital Markets — 6.5%
Ameriprise Financial, Inc.	112,925	11,785,982
Invesco Ltd.	812,322	13,598,271
Northern Trust Corp.	276,259	23,092,490
State Street Corp.	108,159	6,821,588
		55,298,331
Commercial Services and Supplies — 0.6%
Republic Services, Inc.	76,906	5,544,154
Containers and Packaging — 4.2%
Graphic Packaging Holding Co.	1,106,891	11,777,320
Sonoco Products Co.	226,020	12,008,443
WestRock Co.	319,230	12,054,125
		35,839,888

8

	Shares	Value
Distributors — 0.8%
Genuine Parts Co.	75,049	$7,206,205
Electric Utilities — 4.5%
Edison International	104,988	5,960,169
Eversource Energy	84,890	5,521,246
Pinnacle West Capital Corp.	126,257	10,757,096
Xcel Energy, Inc.	331,645	16,340,149
		38,578,660
Electrical Equipment — 5.9%
Eaton Corp. plc	121,739	8,358,599
Emerson Electric Co.	125,057	7,472,156
Hubbell, Inc.	213,623	21,221,309
nVent Electric plc	277,691	6,236,940
Schneider Electric SE	103,204	7,061,648
		50,350,652
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	117,605	8,894,466
Energy Equipment and Services — 2.4%
Baker Hughes a GE Co.	439,178	9,442,327
Halliburton Co.	232,466	6,178,946
National Oilwell Varco, Inc.	191,443	4,920,085
		20,541,358
Equity Real Estate Investment Trusts (REITs) — 4.4%
American Tower Corp.	21,363	3,379,413
Empire State Realty Trust, Inc., Class A	242,947	3,457,136
MGM Growth Properties LLC, Class A	317,300	8,379,893
Piedmont Office Realty Trust, Inc., Class A	408,952	6,968,542
Weyerhaeuser Co.	694,766	15,187,585
		37,372,569
Food and Staples Retailing — 1.0%
Sysco Corp.	135,070	8,463,486
Food Products — 4.9%
Conagra Brands, Inc.	414,819	8,860,534
J.M. Smucker Co. (The)	46,397	4,337,656
Kellogg Co.	87,616	4,994,988
Mondelez International, Inc., Class A	265,669	10,634,730
Orkla ASA	1,575,312	12,387,417
		41,215,325
Gas Utilities — 1.5%
Atmos Energy Corp.	66,948	6,207,418
Spire, Inc.	88,921	6,587,268
		12,794,686
Health Care Equipment and Supplies — 4.6%
Hologic, Inc.(1)	137,787	5,663,046
Siemens Healthineers AG(1)	100,856	4,222,794
Zimmer Biomet Holdings, Inc.	278,155	28,850,236
		38,736,076

9

	Shares	Value
Health Care Providers and Services — 3.7%
Cardinal Health, Inc.	278,850	$12,436,710
McKesson Corp.	85,099	9,400,887
Quest Diagnostics, Inc.	120,315	10,018,630
		31,856,227
Health Care Technology — 0.8%
Cerner Corp.(1)	127,251	6,673,042
Hotels, Restaurants and Leisure — 1.6%
Carnival Corp.	116,684	5,752,521
Sodexo SA	76,124	7,806,105
		13,558,626
Household Durables — 1.2%
PulteGroup, Inc.	383,678	9,971,791
Household Products — 1.1%
Kimberly-Clark Corp.	81,273	9,260,246
Insurance — 5.3%
Aflac, Inc.	120,287	5,480,276
Arthur J. Gallagher & Co.	48,957	3,608,131
Brown & Brown, Inc.	177,710	4,897,688
Chubb Ltd.	99,610	12,867,620
ProAssurance Corp.	107,448	4,358,091
Reinsurance Group of America, Inc.	59,963	8,408,611
Torchmark Corp.	38,501	2,869,479
Travelers Cos., Inc. (The)	21,786	2,608,873
		45,098,769
Machinery — 4.1%
Atlas Copco AB, B Shares	314,732	6,900,522
Cummins, Inc.	81,588	10,903,420
IMI plc	759,439	9,137,739
Ingersoll-Rand plc	24,387	2,224,826
PACCAR, Inc.	92,879	5,307,106
		34,473,613
Multi-Utilities — 2.7%
Ameren Corp.	143,090	9,333,760
NorthWestern Corp.	227,088	13,498,111
		22,831,871
Multiline Retail — 0.7%
Target Corp.	85,174	5,629,150
Oil, Gas and Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	139,397	6,111,165
Cimarex Energy Co.	112,824	6,955,600
Devon Energy Corp.	344,692	7,769,358
EQT Corp.	335,199	6,331,909
Equitrans Midstream Corp.(1)	268,159	5,368,543
Imperial Oil Ltd.	146,799	3,719,438
Noble Energy, Inc.	452,519	8,489,256
		44,745,269

10

	Shares	Value
Road and Rail — 1.1%
Heartland Express, Inc.	492,828	$9,018,752
Semiconductors and Semiconductor Equipment — 4.4%
Applied Materials, Inc.	160,729	5,262,267
Lam Research Corp.	50,291	6,848,126
Maxim Integrated Products, Inc.	232,675	11,831,524
Microchip Technology, Inc.	120,927	8,697,070
Teradyne, Inc.	137,935	4,328,400
		36,967,387
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	55,847	8,793,669
Technology Hardware, Storage and Peripherals — 0.7%
HP, Inc.	290,029	5,933,993
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	686,397	8,765,290
Trading Companies and Distributors — 1.4%
MSC Industrial Direct Co., Inc., Class A	153,151	11,780,375
TOTAL COMMON STOCKS (Cost $837,929,422)		809,922,104
EXCHANGE-TRADED FUNDS — 1.8%
iShares Russell Mid-Cap Value ETF (Cost $16,910,085)	199,647	15,243,048
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $23,413,774), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $22,960,797)		22,957,672
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $3,911,921), at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $3,832,266)		3,832,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	38,332	38,332
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,828,004)		26,828,004
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $881,667,511)		851,993,156
OTHER ASSETS AND LIABILITIES — (0.4)%		(3,540,432)
TOTAL NET ASSETS — 100.0%		$848,452,724

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	188,417	USD	138,779	Morgan Stanley	3/29/19	$(491)
USD	88,915	CAD	119,307	Morgan Stanley	3/29/19	1,350
USD	3,175,442	CAD	4,254,202	Morgan Stanley	3/29/19	53,078
USD	110,030	CAD	149,735	Morgan Stanley	3/29/19	132
USD	15,458,230	EUR	13,435,338	Credit Suisse AG	3/29/19	(47,138)
USD	383,078	EUR	332,370	Credit Suisse AG	3/29/19	(501)
USD	217,239	GBP	171,111	JPMorgan Chase Bank N.A.	3/29/19	(1,769)
USD	7,267,793	GBP	5,716,060	JPMorgan Chase Bank N.A.	3/29/19	(48,274)
USD	264,083	GBP	206,567	JPMorgan Chase Bank N.A.	3/29/19	(305)
JPY	21,651,838	USD	197,301	Bank of America N.A.	3/29/19	1,554
USD	4,486,694	JPY	501,046,216	Bank of America N.A.	3/29/19	(115,025)
USD	154,060	JPY	16,836,998	Bank of America N.A.	3/29/19	(574)
NOK	2,977,432	USD	342,783	Goldman Sachs & Co.	3/29/19	2,866
USD	10,621,060	NOK	92,509,435	Goldman Sachs & Co.	3/29/19	(118,326)
SEK	1,347,257	USD	149,920	Goldman Sachs & Co.	3/29/19	3,143
USD	5,716,017	SEK	51,437,864	Goldman Sachs & Co.	3/29/19	(127,858)
USD	184,356	SEK	1,626,785	Goldman Sachs & Co.	3/29/19	(464)
						$(398,602)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $881,667,511)	$851,993,156
Receivable for investments sold	2,111,054
Receivable for capital shares sold	726,388
Unrealized appreciation on forward foreign currency exchange contracts	62,123
Dividends and interest receivable	1,981,216
856,873,937

Liabilities
Payable for investments purchased	6,832,036
Payable for capital shares redeemed	424,864
Unrealized depreciation on forward foreign currency exchange contracts	460,725
Accrued management fees	610,105
Distribution fees payable	93,483
8,421,213

Net Assets	$848,452,724

Net Assets Consist of:
Capital (par value and paid-in surplus)	$790,717,480
Distributable earnings	57,735,244
$848,452,724

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$424,234,058	23,173,779	$18.31
Class II, $0.01 Par Value	$424,218,666	23,150,842	$18.32

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $162,808)	$25,879,616
Interest	448,423
26,328,039

Expenses:
Management fees	11,500,061
Distribution fees - Class II	1,903,239
Directors' fees and expenses	33,790
Other expenses	250
13,437,340
Fees waived(1)	(1,958,438)
11,478,902

Net investment income (loss)	14,849,137

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	115,719,249
Forward foreign currency exchange contract transactions	2,402,538
Foreign currency translation transactions	(2,197)
118,119,590

Change in net unrealized appreciation (depreciation) on:
Investments	(270,053,037)
Forward foreign currency exchange contracts	299,247
Translation of assets and liabilities in foreign currencies	(4,123)
(269,757,913)

Net realized and unrealized gain (loss)	(151,638,323)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(136,789,186)

(1)	Amount consists of $740,365 and $1,218,073 for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$14,849,137	$20,414,091
Net realized gain (loss)	118,119,590	86,026,887
Change in net unrealized appreciation (depreciation)	(269,757,913)	35,105,226
Net increase (decrease) in net assets resulting from operations	(136,789,186)	141,546,204

Distributions to Shareholders
From earnings:(1)
Class I	(34,627,446)	(14,878,328)
Class II	(65,471,586)	(29,436,266)
Decrease in net assets from distributions	(100,099,032)	(44,314,594)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(294,500,589)	81,479,069

Net increase (decrease) in net assets	(531,388,807)	178,710,679

Net Assets
Beginning of period	1,379,841,531	1,201,130,852
End of period	$848,452,724	$1,379,841,531

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(6,573,322) and $(12,219,022) for Class I and Class II, respectively. Distributions from net realized gains were $(8,305,006) and $(17,217,244) for Class I and Class II, respectively.

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended December 31, 2018, the investment advisor agreed to waive 0.16% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.84%
Class II	0.90%	0.74%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $20,618,633 and $11,748,204, respectively. The effect of interfund transactions on the Statement of Operations was $928,197 in net realized gain (loss) on investment transactions.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $850,128,300 and $927,910,378, respectively.

For the period ended December 31, 2018, the fund incurred net realized gains of $23,468,119 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	3,793,569	$80,215,117	5,755,982	$124,380,900
Issued in reinvestment of distributions	1,668,183	34,204,938	689,879	14,731,184
Redeemed	(2,383,507)	(51,260,214)	(3,381,073)	(72,697,394)
	3,078,245	63,159,841	3,064,788	66,414,690
Class II/Shares Authorized	225,000,000		225,000,000
Sold	3,758,748	80,183,595	5,984,149	129,347,400
Issued in reinvestment of distributions	3,184,339	65,471,586	1,378,597	29,436,266
Redeemed	(24,326,784)	(503,315,611)	(6,652,216)	(143,719,287)
	(17,383,697)	(357,660,430)	710,530	15,064,379
Net increase (decrease)	(14,305,452)	$(294,500,589)	3,775,318	$81,479,069

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Electrical Equipment	$43,289,004	$7,061,648	—
Food Products	28,827,908	12,387,417	—
Health Care Equipment and Supplies	34,513,282	4,222,794	—
Hotels, Restaurants and Leisure	5,752,521	7,806,105	—
Machinery	18,435,352	16,038,261	—
Oil, Gas and Consumable Fuels	41,025,831	3,719,438	—
Other Industries	586,842,543	—	—
Exchange-Traded Funds	15,243,048	—	—
Temporary Cash Investments	38,332	26,789,672	—
	$773,967,821	$78,025,335	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$62,123	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$460,725	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $63,371,482.

The value of foreign currency risk derivative instruments as of December 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $62,123 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $460,725 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,402,538 in net realized gain (loss) on forward foreign currency exchange contract transactions and $299,247 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$20,220,628	$18,792,344
Long-term capital gains	$79,878,404	$25,522,250

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $17,964,390 and distributable earnings $(17,964,390).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$898,805,934
Gross tax appreciation of investments	$62,491,421
Gross tax depreciation of investments	(109,304,199)
Net tax appreciation (depreciation) of investments	(46,812,778)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,910)
Net tax appreciation (depreciation)	$(46,817,688)
Undistributed ordinary income	$10,502,213
Accumulated long-term gains	$94,050,719

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$22.75	0.29	(3.04)	(2.75)	(0.31)	(1.38)	(1.69)	$18.31	(12.84)%	0.84%	1.00%	1.31%	1.15%	72%	$424,234
2017	$21.12	0.37	2.03	2.40	(0.34)	(0.43)	(0.77)	$22.75	11.69%	0.86%	1.01%	1.68%	1.53%	45%	$457,104
2016	$18.39	0.30	3.71	4.01	(0.33)	(0.95)	(1.28)	$21.12	22.85%	0.87%	1.00%	1.59%	1.46%	49%	$359,606
2015	$19.84	0.24	(0.49)	(0.25)	(0.32)	(0.88)	(1.20)	$18.39	(1.43)%	0.88%	1.00%	1.29%	1.17%	65%	$268,866
2014	$18.47	0.25	2.60	2.85	(0.22)	(1.26)	(1.48)	$19.84	16.42%	0.94%	1.00%	1.31%	1.25%	60%	$210,494
Class II
2018	$22.76	0.24	(3.03)	(2.79)	(0.27)	(1.38)	(1.65)	$18.32	(12.96)%	0.99%	1.15%	1.16%	1.00%	72%	$424,219
2017	$21.13	0.33	2.03	2.36	(0.30)	(0.43)	(0.73)	$22.76	11.47%	1.01%	1.16%	1.53%	1.38%	45%	$922,737
2016	$18.40	0.28	3.70	3.98	(0.30)	(0.95)	(1.25)	$21.13	22.72%	1.02%	1.15%	1.44%	1.31%	49%	$841,525
2015	$19.85	0.21	(0.49)	(0.28)	(0.29)	(0.88)	(1.17)	$18.40	(1.58)%	1.03%	1.15%	1.14%	1.02%	65%	$552,552
2014	$18.48	0.21	2.62	2.83	(0.20)	(1.26)	(1.46)	$19.85	16.24%	1.09%	1.15%	1.16%	1.10%	60%	$496,099

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $20,220,628, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $79,878,404, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

The fund hereby designates $3,864,595 as qualified short-term capital gain distributions for the purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 1902

Annual Report

December 31, 2018

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	0.76%	10.21%	14.88%	5/1/01
Russell 1000 Growth Index	—	-1.51%	10.40%	15.28%	—
S&P 500 Index	—	-4.38%	8.49%	13.11%	—
Class II	AVPSX	0.60%	10.04%	14.72%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $40,075

Russell 1000 Growth Index — $41,481

S&P 500 Index — $34,303

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary

VP Ultra returned 0.60%* for the 12 months ended December 31, 2018, outpacing the -1.51% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices fell during the reporting period due to a sharp pullback in the final quarter. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, the utilities sector—which represents a very small segment of the benchmark—had the best performance on a total-return basis. Consumer discretionary, information technology, and health care also posted good returns. Energy declined sharply as the price of oil plunged. Materials, communication services, and industrials posted double-digit losses.

Stock selection in the consumer discretionary, information technology, and communication services sectors led the fund’s outperformance relative to the benchmark. Stock decisions in financials and health care were key detractors, and an overweight allocation in energy was modestly negative.

Consumer Discretionary Stocks Led Contributors

Within the consumer discretionary sector, specialty retailers and internet and direct marketing retailers led outperformance relative to the benchmark. Amazon.com was a top contributor. The online retailer continued to demonstrate growth in its Amazon Web Services cloud business as well as strong performance on the e-commerce side.

Other key contributors included Intuitive Surgical. The robotic surgery system manufacturer reported a significant increase in sales and positive surgical procedure growth trends. We believe it is well positioned as a result of demographic trends, geographic expansion, and the increasing number of surgeries that can be performed with its technology. Payment services company MasterCard saw its stock increase on widening profit margins and earnings that beat expectations.

Tableau Software was a top contributor. The data visualization software maker reported strong growth in its subscription business, signaling an important source of recurring revenues going forward and giving greater certainty around future cash flows. Netflix rose for most of the period as a result of expectations for solid user growth, particularly overseas, powered by new streaming content. Cloud-based software company salesforce.com was another significant contributor. It is benefiting from secular trends toward digitization, big data analytics, and cloud computing, resulting in a huge addressable market. In our view, salesforce.com is a well-run business with an attractive growth profile and strong margins.

Financials and Health Care Stocks Led Detractors

Banks and insurers led detractors in the financials sector. Biotechnology stocks weighed on performance in the health care sector. The industry fell sharply in the fourth quarter as investors moved toward stocks that they perceived as less risky. Stock-specific concerns also impacted Celgene, which fell sharply after announcing that it was discontinuing late-stage clinical trials of its drug to treat Crohn’s disease, putting pressure on its product pipeline. Celgene also lowered guidance because of disappointing sales for its arthritic psoriasis drug Otezla.

* All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Other major detractors included underweighting Microsoft relative to the benchmark. The stock is doing better than we anticipated, sooner than we anticipated, with respect to its cloud business. Industrial automation company Yaskawa Electric’s stock declined on concerns regarding global trade uncertainty and speculation that the global manufacturing cycle may be nearing a slowdown.

Acuity Brands, a maker of lighting equipment, declined as pricing pressure and cost inflation drove concerns about the company's gross margin trajectory. European technology firm ams makes components for iPhones used in optical sensing. The company reported quarterly earnings below expectations and guided profit estimates lower. Given the uncertainty around future earnings potential, we eliminated the position in favor of companies with more attractive business fundamentals. Constellation Brands, a producer and marketer of beer, wine, and spirits, declined on concerns that North American beer sales in general are slowing and also its investment in Canopy Growth will not create economic benefits to the company until late 2019.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of December 31, 2018, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the communication services and consumer discretionary sectors. The industrials and real estate sectors represented the largest underweights.

At the end of September, index providers MSCI and S&P Dow Jones Indices eliminated the telecommunication services sector—where the portfolio had no holdings—and introduced the communication services sector. Communication services includes stocks of companies that had previously been in a range of other sectors. For example, portfolio holdings Facebook and Google parent Alphabet, which had been included in the information technology sector, are now part of communication services. Our communication services overweight is the result of the sector reclassification. In addition, information technology, which had been our largest overweight, ended the period underweight.

Consumer discretionary remains a key overweight. We believe there are particular areas of opportunity in internet and direct marketing retail, automobiles, specialty retail, and textiles, apparel, and luxury goods.

The industrials sector underweight reflects a lack of exposure to the industrial conglomerates and air freight and logistics industries, where we have found no companies at present offering the attractive, sustainable, long-term growth potential that we seek. Instead, we own companies in the aerospace and defense and machinery industries. These are industries that meet our criteria of having sustained long-term growth potential. We see limited growth opportunities in the real estate sector. As a result, we have no holdings in the sector.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
Apple, Inc.	7.8%
Alphabet, Inc.*	6.5%
Amazon.com, Inc.	6.3%
Visa, Inc., Class A	4.6%
MasterCard, Inc., Class A	4.3%
UnitedHealth Group, Inc.	4.2%
Facebook, Inc., Class A	3.4%
Boeing Co. (The)	2.8%
TJX Cos., Inc. (The)	2.6%
Walt Disney Co. (The)	2.5%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
IT Services	11.4%
Interactive Media and Services	11.2%
Technology Hardware, Storage and Peripherals	7.8%
Software	6.9%
Internet and Direct Marketing Retail	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Exchange-Traded Funds	0.9%
Total Equity Exposure	98.7%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.8%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$910.00	$4.00	0.83%
Class II	$1,000	$909.50	$4.72	0.98%
Hypothetical
Class I	$1,000	$1,021.02	$4.23	0.83%
Class II	$1,000	$1,020.27	$4.99	0.98%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 3.5%
Boeing Co. (The)	16,190	$5,221,276
United Technologies Corp.	12,130	1,291,602
		6,512,878
Automobiles — 1.7%
Tesla, Inc.(1)	9,340	3,108,352
Banks — 2.3%
JPMorgan Chase & Co.	27,920	2,725,550
U.S. Bancorp	34,300	1,567,510
		4,293,060
Beverages — 1.9%
Coca-Cola Co. (The)	23,330	1,104,676
Constellation Brands, Inc., Class A	14,750	2,372,095
		3,476,771
Biotechnology — 6.3%
Alexion Pharmaceuticals, Inc.(1)	12,090	1,177,082
Alnylam Pharmaceuticals, Inc.(1)	8,370	610,257
Biogen, Inc.(1)	5,000	1,504,600
Bluebird Bio, Inc.(1)	5,380	533,696
Celgene Corp.(1)	38,140	2,444,392
Ionis Pharmaceuticals, Inc.(1)	19,530	1,055,792
Regeneron Pharmaceuticals, Inc.(1)	9,760	3,645,360
Sage Therapeutics, Inc.(1)	6,330	606,351
		11,577,530
Capital Markets — 0.8%
MSCI, Inc.	9,480	1,397,636
Chemicals — 1.2%
Ecolab, Inc.	15,540	2,289,819
Electrical Equipment — 0.9%
Acuity Brands, Inc.	15,190	1,746,091
Electronic Equipment, Instruments and Components — 1.1%
Cognex Corp.	14,730	569,609
Keyence Corp.	1,200	604,777
Yaskawa Electric Corp.	34,800	842,747
		2,017,133
Entertainment — 4.0%
Netflix, Inc.(1)	10,220	2,735,485
Walt Disney Co. (The)	43,040	4,719,336
		7,454,821
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	16,720	3,406,031

8

	Shares	Value
Health Care Equipment and Supplies — 4.5%
ABIOMED, Inc.(1)	2,750	$893,860
Edwards Lifesciences Corp.(1)	9,940	1,522,510
IDEXX Laboratories, Inc.(1)	6,660	1,238,893
Intuitive Surgical, Inc.(1)	9,610	4,602,421
		8,257,684
Health Care Providers and Services — 4.2%
UnitedHealth Group, Inc.	31,000	7,722,720
Hotels, Restaurants and Leisure — 2.2%
Chipotle Mexican Grill, Inc.(1)	4,780	2,063,956
Starbucks Corp.	31,310	2,016,364
		4,080,320
Interactive Media and Services — 11.2%
Alphabet, Inc., Class A(1)	5,140	5,371,095
Alphabet, Inc., Class C(1)	6,450	6,679,685
Baidu, Inc. ADR(1)	5,720	907,192
Facebook, Inc., Class A(1)	47,680	6,250,371
Tencent Holdings Ltd.	40,300	1,616,014
		20,824,357
Internet and Direct Marketing Retail — 6.3%
Amazon.com, Inc.(1)	7,710	11,580,189
IT Services — 11.4%
MasterCard, Inc., Class A	42,280	7,976,122
PayPal Holdings, Inc.(1)	45,730	3,845,435
Square, Inc., Class A(1)	15,030	843,033
Visa, Inc., Class A	64,370	8,492,978
		21,157,568
Machinery — 3.9%
Cummins, Inc.	15,260	2,039,346
Donaldson Co., Inc.	13,040	565,806
Nordson Corp.	5,340	637,329
WABCO Holdings, Inc.(1)	16,820	1,805,459
Wabtec Corp.	30,290	2,127,872
		7,175,812
Oil, Gas and Consumable Fuels — 1.4%
Concho Resources, Inc.(1)	8,800	904,552
EOG Resources, Inc.	20,360	1,775,596
		2,680,148
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	20,080	2,612,408
Road and Rail — 0.9%
J.B. Hunt Transport Services, Inc.	17,170	1,597,497
Semiconductors and Semiconductor Equipment — 3.0%
Analog Devices, Inc.	22,990	1,973,232
Applied Materials, Inc.	13,920	455,741
Maxim Integrated Products, Inc.	31,320	1,592,622

9

	Shares	Value
Xilinx, Inc.	17,780	$1,514,322
		5,535,917
Software — 6.9%
Adobe, Inc.(1)	3,690	834,826
DocuSign, Inc.(1)	21,830	874,946
Microsoft Corp.	40,630	4,126,789
salesforce.com, Inc.(1)	27,780	3,805,027
Splunk, Inc.(1)	9,170	961,474
Tableau Software, Inc., Class A(1)	18,820	2,258,400
		12,861,462
Specialty Retail — 4.8%
O'Reilly Automotive, Inc.(1)	6,010	2,069,424
Ross Stores, Inc.	25,200	2,096,640
TJX Cos., Inc. (The)	105,880	4,737,071
		8,903,135
Technology Hardware, Storage and Peripherals — 7.8%
Apple, Inc.	91,560	14,442,674
Textiles, Apparel and Luxury Goods — 2.4%
NIKE, Inc., Class B	45,220	3,352,611
Under Armour, Inc., Class C(1)	69,020	1,116,053
		4,468,664
TOTAL COMMON STOCKS (Cost $74,697,720)		181,180,677
EXCHANGE-TRADED FUNDS — 0.9%
iShares Russell 1000 Growth ETF (Cost $1,739,025)	12,580	1,646,848
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $815,353), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $799,579)		799,470
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $138,948, at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $133,009)		133,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,019	1,019
TOTAL TEMPORARY CASH INVESTMENTS (Cost $933,489)		933,489
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $77,370,234)		183,761,014
OTHER ASSETS AND LIABILITIES — 0.8%		1,569,174
TOTAL NET ASSETS — 100.0%		$185,330,188

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	3,701,460	USD	33,764	Bank of America, N.A.	3/29/19	$231
JPY	3,572,100	USD	32,551	Bank of America, N.A.	3/29/19	256
USD	542,800	JPY	60,616,500	Bank of America, N.A.	3/29/19	(13,916)
USD	32,294	JPY	3,544,380	Bank of America, N.A.	3/29/19	(258)
						$(13,687)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $77,370,234)	$183,761,014
Receivable for capital shares sold	1,795,280
Unrealized appreciation on forward foreign currency exchange contracts	487
Dividends and interest receivable	78,000
185,634,781

Liabilities
Payable for capital shares redeemed	136,514
Unrealized depreciation on forward foreign currency exchange contracts	14,174
Accrued management fees	122,809
Distribution fees payable	31,096
304,593

Net Assets	$185,330,188

Net Assets Consist of:
Capital (par value and paid-in surplus)	$57,074,706
Distributable earnings	128,255,482
$185,330,188

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$42,081,085	2,418,589	$17.40
Class II, $0.01 Par Value	$143,249,103	8,384,547	$17.08

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,160)	$1,783,203
Interest	28,137
1,811,340

Expenses:
Management fees	1,981,141
Distribution fees - Class II	415,974
Directors' fees and expenses	5,810
Other expenses	95
2,403,020
Fees waived(1)	(365,080)
2,037,940

Net investment income (loss)	(226,600)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,690,376
Forward foreign currency exchange contract transactions	21,623
Foreign currency translation transactions	282
22,712,281

Change in net unrealized appreciation (depreciation) on:
Investments	(19,372,465)
Forward foreign currency exchange contracts	(11,167)
Translation of assets and liabilities in foreign currencies	90
(19,383,542)

Net realized and unrealized gain (loss)	3,328,739

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,102,139

(1)	Amount consists of $82,218 and $282,862 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$(226,600)	$281,295
Net realized gain (loss)	22,712,281	22,499,211
Change in net unrealized appreciation (depreciation)	(19,383,542)	31,093,840
Net increase (decrease) in net assets resulting from operations	3,102,139	53,874,346

Distributions to Shareholders
From earnings:(1)
Class I	(4,898,293)	(2,230,040)
Class II	(17,309,527)	(7,810,871)
Decrease in net assets from distributions	(22,207,820)	(10,040,911)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,135,768)	(15,374,167)

Net increase (decrease) in net assets	(20,241,449)	28,459,268

Net Assets
Beginning of period	205,571,637	177,112,369
End of period	$185,330,188	$205,571,637

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(162,617) and $(360,887) for Class I and Class II, respectively. Distributions from net realized gains were $(2,067,423) and $(7,449,984) for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended December 31, 2018, the investment advisor agreed to waive 0.17% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.900% to 1.000%	1.00%	0.83%
Class II	0.800% to 0.900%	0.90%	0.73%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $323,371 and $678,177, respectively. The effect of interfund transactions on the Statement of Operations was $176,697 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $61,559,711 and $84,612,506, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,139,662	$22,572,044	709,417	$12,315,672
Issued in reinvestment of distributions	277,681	4,898,293	139,552	2,230,040
Redeemed	(1,305,755)	(24,707,516)	(1,045,983)	(18,433,126)
	111,588	2,762,821	(197,014)	(3,887,414)
Class II/Shares Authorized	120,000,000		120,000,000
Sold	1,371,192	26,010,194	1,147,887	19,448,738
Issued in reinvestment of distributions	998,243	17,309,527	496,559	7,810,871
Redeemed	(2,447,644)	(47,218,310)	(2,278,337)	(38,746,362)
	(78,209)	(3,898,589)	(633,891)	(11,486,753)
Net increase (decrease)	33,379	$(1,135,768)	(830,905)	$(15,374,167)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$178,117,139	$3,063,538	—
Exchange-Traded Funds	1,646,848	—	—
Temporary Cash Investments	1,019	932,470	—
	$179,765,006	$3,996,008	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$487	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,174	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,516,788.

The value of foreign currency risk derivative instruments as of December 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $487 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $14,174 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $21,623 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(11,167) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$1,282,696	$523,504
Long-term capital gains	$20,925,124	$9,517,407

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$78,469,937
Gross tax appreciation of investments	$108,318,555
Gross tax depreciation of investments	(3,027,478)
Net tax appreciation (depreciation) of investments	$105,291,077
Undistributed ordinary income	—
Accumulated long-term gains	$22,976,568
Late-year ordinary loss deferral	$(12,163)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$19.34	—(3)	0.17	0.17	(0.05)	(2.06)	(2.11)	$17.40	0.76%	0.83%	1.00%	0.01%	(0.16)%	29%	$42,081
2017	$15.46	0.05	4.73	4.78	(0.07)	(0.83)	(0.90)	$19.34	32.22%	0.84%	1.00%	0.26%	0.10%	22%	$44,607
2016	$15.47	0.05	0.60	0.65	(0.05)	(0.61)	(0.66)	$15.46	4.45%	0.85%	1.00%	0.34%	0.19%	30%	$38,701
2015	$16.13	0.05	0.95	1.00	(0.07)	(1.59)	(1.66)	$15.47	6.27%	0.85%	1.01%	0.32%	0.16%	35%	$41,490
2014	$14.72	0.06	1.41	1.47	(0.06)	—	(0.06)	$16.13	9.99%	0.88%	1.00%	0.36%	0.24%	35%	$38,754
Class II
2018	$19.02	(0.03)	0.17	0.14	(0.02)	(2.06)	(2.08)	$17.08	0.60%	0.98%	1.15%	(0.14)%	(0.31)%	29%	$143,249
2017	$15.22	0.02	4.65	4.67	(0.04)	(0.83)	(0.87)	$19.02	32.00%	0.99%	1.15%	0.11%	(0.05)%	22%	$160,964
2016	$15.24	0.03	0.59	0.62	(0.03)	(0.61)	(0.64)	$15.22	4.35%	1.00%	1.15%	0.19%	0.04%	30%	$138,411
2015	$15.91	0.03	0.94	0.97	(0.05)	(1.59)	(1.64)	$15.24	6.05%	1.00%	1.16%	0.17%	0.01%	35%	$150,493
2014	$14.52	0.03	1.39	1.42	(0.03)	—	(0.03)	$15.91	9.83%	1.03%	1.15%	0.21%	0.09%	35%	$150,331

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,282,696, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $20,925,124, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

The fund hereby designates $967,647 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2018.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 1902

Annual Report

December 31, 2018

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	-9.15%	5.28%	10.36%	5/1/96
Russell 1000 Value Index	—	-8.27%	5.94%	11.17%	—
S&P 500 Index	—	-4.38%	8.49%	13.11%	—
Class II	AVPVX	-9.28%	5.12%	10.19%	8/14/01

Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class I — $26,814

Russell 1000 Value Index — $28,853

S&P 500 Index — $34,303

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.97%	1.12%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom, Dan Gruemmer, and Phil Sundell

Performance Summary

VP Value declined -9.15%* for the 12-month period ended December 31, 2018. The fund’s benchmark, the Russell 1000 Value Index, declined -8.27%. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection and an overweight in the energy sector were key drivers of the fund’s underperformance. Our underweight in utilities and stock selection in the utilities and industrials sectors also weighed on relative returns. On the other hand, several health care holdings and our overweight in the sector were beneficial to relative performance. Stock selection in the consumer discretionary and consumer staples sectors also positively impacted results.

Energy, Utilities, and Industrials Detracted

A decline in the price of oil pressured our energy holdings, including Schlumberger, Cimarex Energy, and Devon Energy. The stock of Schlumberger, the world’s largest oil field services company, fell substantially during the fourth quarter as lower oil and gas prices reduced the market’s expectations for normalization in non-U.S. oil and gas markets. The company also preannounced worse-than-expected quarterly results due to weakness in the North American hydraulic fracturing market. Falling oil prices also pressured Cimarex Energy in the fourth quarter. Earlier in the year, the stock was negatively impacted by fiscal 2018 production guidance that came in below expectations. Furthermore, due to pipeline constraints, investors became concerned about Cimarex’s ability to efficiently transport oil and gas out of the Permian Basin. Devon Energy’s stock also fell considerably with the retreat in commodity prices, as it has among the highest leverage to crude oil prices in the energy exploration and production industry.

Throughout the year, we remained underweight in utilities given our belief that valuations in the sector were generally extended. Investors favored the more defensive utilities sector as the market declined, causing our underweight and lack of exposure to many of the benchmark’s utilities names to detract from performance. Furthermore, our position in PG&E negatively impacted relative results. The stock declined on liability concerns stemming from wildfires in California.

Industrial conglomerate General Electric (GE) was a top detractor. The company faced various headwinds throughout the year, including fundamental challenges in its power and financial business segments, weaker-than-expected cash flow generation, a dividend cut, and litigation risks. As of period-end, we remain invested in the stock given GE’s higher-quality assets in aviation and health care, the potential GE Healthcare spin-off, and our belief that GE’s new CEO can lead a faster-than-expected turnaround.

Financials stock Invesco also underperformed. Asset managers trailed the market during much of the year as relative valuations compressed. Disappointing flows and lower fee rates reduced Invesco’s earnings estimates, and news that Invesco would acquire OppenheimerFunds weighed on the stock price.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Health Care, Consumer Discretionary, and Consumer Staples Holdings Contributed

Holdings in the health care sector were key contributors to the fund’s relative performance, particularly in the pharmaceuticals industry. Merck & Co. reported solid quarterly results, raised its dividend, and announced a share buyback. Competitor AstraZeneca announced a lung cancer trial failure, which cemented Merck’s dominance in the lung cancer space with its drug, Keytruda. Pfizer also outperformed. Its stock was supported by solid data on Tafamidis, its cardiomyopathy drug, and by its generally strong drug pipeline. Additionally, hospital company LifePoint Health rose on news that it would be acquired for a significant premium by Apollo Global Management, a private equity firm. We eliminated LifePoint on strength in its stock price.

Advance Auto Parts, a holding in the consumer discretionary sector, was a top individual contributor. During the third quarter of 2018, the automotive parts company reported better-than-expected quarterly results. It also raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

In the consumer staples sector, the fund benefited from not owning Philip Morris International. The stock declined significantly during the year, driven by slowing demand in Japan for Philip Morris’ IQOS product. We have avoided the stock due to our longer-term concerns about the sustainability of the company’s core business. Our position in The Procter & Gamble Co. also contributed to relative performance. Toward the end of the reporting period, this large consumer packaged goods company posted its highest organic growth rate in nearly five years, benefiting from recent investments in product enhancements and product pricing. Importantly, Procter & Gamble is stabilizing and improving market share in many key products.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

As of December 31, 2018, energy remains the fund’s largest overweight. Within the energy sector, our analysis shows that we hold well-managed, higher-quality companies with attractive risk/reward profiles. The fund also ended the year with an overweight in the financials sector, as our bottom-up investment process has led us to select stocks that we believe offer some of the most compelling risk/reward profiles. On the other hand, we ended the period underweight in utilities and real estate. According to our metrics, many stocks in the utilities and real estate sectors remain overvalued.

5

Fund Characteristics

DECEMBER 31, 2018
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.4%
Berkshire Hathaway, Inc.*	2.8%
U.S. Bancorp	2.7%
Pfizer, Inc.	2.6%
Procter & Gamble Co. (The)	2.6%
Bank of America Corp.	2.5%
Wells Fargo & Co.	2.5%
Johnson & Johnson	2.3%
Schlumberger Ltd.	2.3%
AT&T, Inc.	2.3%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	15.0%
Pharmaceuticals	10.2%
Oil, Gas and Consumable Fuels	10.0%
Capital Markets	5.3%
Energy Equipment and Services	4.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.8%
Foreign Common Stocks*	7.3%
Total Common Stocks	97.1%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$911.80	$3.71	0.77%
Class II	$1,000	$910.40	$4.43	0.92%
Hypothetical
Class I	$1,000	$1,021.32	$3.92	0.77%
Class II	$1,000	$1,020.57	$4.69	0.92%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2018

	Shares	Value
COMMON STOCKS — 97.1%
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	20,800	$2,028,624
Airlines — 0.3%
Southwest Airlines Co.	50,010	2,324,465
Auto Components — 0.9%
BorgWarner, Inc.	79,140	2,749,324
Delphi Technologies plc	275,611	3,946,749
		6,696,073
Automobiles — 1.3%
General Motors Co.	172,964	5,785,646
Honda Motor Co. Ltd.	155,100	4,052,941
		9,838,587
Banks — 15.0%
Bank of America Corp.	797,330	19,646,211
BB&T Corp.	178,170	7,718,324
BOK Financial Corp.	19,640	1,440,201
Comerica, Inc.	39,832	2,736,060
JPMorgan Chase & Co.	273,419	26,691,163
M&T Bank Corp.	33,304	4,766,802
PNC Financial Services Group, Inc. (The)	94,572	11,056,412
U.S. Bancorp	452,552	20,681,626
UMB Financial Corp.	39,347	2,398,987
Wells Fargo & Co.	423,222	19,502,070
		116,637,856
Beverages — 0.4%
PepsiCo, Inc.	30,381	3,356,493
Building Products — 0.8%
Johnson Controls International plc	217,371	6,445,050
Capital Markets — 5.3%
Ameriprise Financial, Inc.	41,010	4,280,214
Bank of New York Mellon Corp. (The)	95,410	4,490,949
BlackRock, Inc.	15,550	6,108,351
Franklin Resources, Inc.	140,683	4,172,658
Goldman Sachs Group, Inc. (The)	27,286	4,558,126
Invesco Ltd.	340,336	5,697,225
Northern Trust Corp.	56,117	4,690,820
State Street Corp.	109,950	6,934,546
		40,932,889
Communications Equipment — 2.0%
Cisco Systems, Inc.	357,593	15,494,505
Containers and Packaging — 0.8%
Sonoco Products Co.	61,661	3,276,049

8

	Shares	Value
WestRock Co.	83,800	$3,164,288
		6,440,337
Diversified Financial Services — 2.8%
Berkshire Hathaway, Inc., Class A(1)	50	15,300,000
Berkshire Hathaway, Inc., Class B(1)	32,534	6,642,792
		21,942,792
Diversified Telecommunication Services — 4.4%
AT&T, Inc.	631,234	18,015,418
Verizon Communications, Inc.	286,140	16,086,791
		34,102,209
Electric Utilities — 0.7%
Edison International	53,900	3,059,903
PG&E Corp.(1)	92,279	2,191,626
		5,251,529
Electrical Equipment — 1.4%
Hubbell, Inc.	64,560	6,413,391
nVent Electric plc	208,894	4,691,759
		11,105,150
Electronic Equipment, Instruments and Components — 1.3%
Keysight Technologies, Inc.(1)	57,529	3,571,401
TE Connectivity Ltd.	87,810	6,641,070
		10,212,471
Energy Equipment and Services — 4.7%
Baker Hughes a GE Co.	393,594	8,462,271
Halliburton Co.	252,540	6,712,513
National Oilwell Varco, Inc.	124,312	3,194,819
Schlumberger Ltd.	505,800	18,249,264
		36,618,867
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	157,580	3,444,699
Food and Staples Retailing — 1.1%
Walmart, Inc.	96,008	8,943,145
Food Products — 3.9%
Conagra Brands, Inc.	178,950	3,822,372
General Mills, Inc.	130,500	5,081,670
Kellogg Co.	109,797	6,259,527
Mondelez International, Inc., Class A	307,706	12,317,471
Orkla ASA	378,640	2,977,424
		30,458,464
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	69,630	5,036,338
Medtronic plc	146,867	13,359,022
Siemens Healthineers AG(1)	113,362	4,746,414
Zimmer Biomet Holdings, Inc.	105,116	10,902,632
		34,044,406
Health Care Providers and Services — 2.5%
Cardinal Health, Inc.	182,800	8,152,880

9

	Shares	Value
Cigna Corp.	14,601	$2,772,991
McKesson Corp.	77,920	8,607,822
		19,533,693
Hotels, Restaurants and Leisure — 0.7%
Carnival Corp.	57,804	2,849,737
Sodexo SA	27,010	2,769,730
		5,619,467
Household Products — 2.8%
Kimberly-Clark Corp.	16,680	1,900,519
Procter & Gamble Co. (The)	216,156	19,869,060
		21,769,579
Industrial Conglomerates — 3.0%
General Electric Co.	2,286,374	17,307,851
Siemens AG	53,330	5,947,855
		23,255,706
Insurance — 2.8%
Chubb Ltd.	79,719	10,298,100
MetLife, Inc.	117,679	4,831,900
Reinsurance Group of America, Inc.	36,956	5,182,340
Unum Group	56,820	1,669,372
		21,981,712
Leisure Products — 0.4%
Mattel, Inc.(1)	305,169	3,048,638
Machinery — 1.7%
Atlas Copco AB, B Shares	201,900	4,426,672
Cummins, Inc.	20,510	2,740,957
IMI plc	515,960	6,208,145
		13,375,774
Metals and Mining — 0.5%
BHP Group Ltd.	170,290	4,105,674
Multiline Retail — 0.6%
Target Corp.	66,417	4,389,500
Oil, Gas and Consumable Fuels — 10.0%
Anadarko Petroleum Corp.	196,806	8,627,975
Apache Corp.	94,798	2,488,447
Chevron Corp.	138,620	15,080,470
Cimarex Energy Co.	115,645	7,129,514
ConocoPhillips	42,154	2,628,302
Devon Energy Corp.	379,367	8,550,932
EQT Corp.	168,738	3,187,461
Equitrans Midstream Corp.(1)	134,990	2,702,500
Noble Energy, Inc.	474,781	8,906,892
Occidental Petroleum Corp.	94,482	5,799,305
Royal Dutch Shell plc, B Shares	220,860	6,587,290
TOTAL SA	118,029	6,244,999
		77,934,087

10

	Shares	Value
Pharmaceuticals — 10.2%
Allergan plc	67,110	$8,969,923
Bristol-Myers Squibb Co.	97,200	5,052,456
Johnson & Johnson	141,721	18,289,095
Merck & Co., Inc.	229,712	17,552,294
Pfizer, Inc.	470,439	20,534,662
Roche Holding AG	19,000	4,698,211
Teva Pharmaceutical Industries Ltd. ADR(1)	265,446	4,093,177
		79,189,818
Road and Rail — 1.1%
Heartland Express, Inc.	475,203	8,696,215
Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials, Inc.	64,534	2,112,843
Intel Corp.	339,277	15,922,270
QUALCOMM, Inc.	112,970	6,429,123
Teradyne, Inc.	89,998	2,824,137
		27,288,373
Software — 1.9%
Microsoft Corp.	14,421	1,464,741
Oracle Corp. (New York)	287,043	12,959,991
		14,424,732
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	46,051	7,251,190
Technology Hardware, Storage and Peripherals — 0.3%
HP, Inc.	120,537	2,466,187
Textiles, Apparel and Luxury Goods — 1.1%
Ralph Lauren Corp.	33,270	3,442,114
Tapestry, Inc.	154,234	5,205,398
		8,647,512
Trading Companies and Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	89,882	6,913,723
TOTAL COMMON STOCKS (Cost $739,523,652)		756,210,191
TEMPORARY CASH INVESTMENTS — 2.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 10/31/19 - 2/15/44, valued at $17,360,985), in a joint trading account at 2.45%, dated 12/31/18, due 1/2/19 (Delivery value $17,025,108)		17,022,791
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $2,901,876), at 1.25%, dated 12/31/18, due 1/2/19 (Delivery value $2,841,197)		2,841,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,622	12,622
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,876,413)		19,876,413
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $759,400,065)		776,086,604
OTHER ASSETS AND LIABILITIES — 0.3%		2,641,025
TOTAL NET ASSETS — 100.0%		$778,727,629

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	116,223	USD	82,228	Bank of America N.A.	3/29/19	$(248)
USD	137,602	AUD	195,408	Bank of America N.A.	3/29/19	(232)
USD	3,077,524	AUD	4,282,368	Bank of America N.A.	3/29/19	56,878
CHF	178,125	USD	182,359	UBS AG	3/29/19	333
USD	112,422	CHF	109,725	UBS AG	3/29/19	(116)
USD	3,595,456	CHF	3,536,850	UBS AG	3/29/19	(32,067)
EUR	484,986	USD	556,080	Credit Suisse AG	3/29/19	3,629
USD	15,054,512	EUR	13,084,452	Credit Suisse AG	3/29/19	(45,907)
USD	9,369,170	GBP	7,368,776	JPMorgan Chase Bank N.A.	3/29/19	(62,232)
JPY	10,003,950	USD	90,684	Bank of America N.A.	3/29/19	1,194
JPY	24,195,600	USD	220,481	Bank of America N.A.	3/29/19	1,737
USD	3,177,032	JPY	354,791,250	Bank of America N.A.	3/29/19	(81,449)
USD	148,914	JPY	16,343,663	Bank of America N.A.	3/29/19	(1,189)
NOK	1,481,135	USD	169,288	Goldman Sachs & Co.	3/29/19	2,656
NOK	812,183	USD	93,504	Goldman Sachs & Co.	3/29/19	782
USD	2,451,019	NOK	21,348,376	Goldman Sachs & Co.	3/29/19	(27,306)
SEK	775,296	USD	86,273	Goldman Sachs & Co.	3/29/19	1,808
USD	3,289,353	SEK	29,600,559	Goldman Sachs & Co.	3/29/19	(73,578)
						$(255,307)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $759,400,065)	$776,086,604
Foreign currency holdings, at value (cost of $172)	174
Receivable for investments sold	2,930,746
Receivable for capital shares sold	134,230
Unrealized appreciation on forward foreign currency exchange contracts	69,017
Dividends and interest receivable	1,539,634
780,760,405

Liabilities
Payable for investments purchased	161,019
Payable for capital shares redeemed	963,292
Unrealized depreciation on forward foreign currency exchange contracts	324,324
Accrued management fees	495,115
Distribution fees payable	89,026
2,032,776

Net Assets	$778,727,629

Net Assets Consist of:
Capital (par value and paid-in surplus)	$737,379,866
Distributable earnings	41,347,763
$778,727,629

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$374,517,833	37,417,151	$10.01
Class II, $0.01 Par Value	$404,209,796	40,341,729	$10.02

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $127,332)	$21,947,691
Interest	311,909
22,259,600

Expenses:
Management fees	8,197,022
Distribution fees - Class II	1,141,314
Directors' fees and expenses	24,395
Other expenses	5,212
9,367,943
Fees waived(1)	(1,738,953)
7,628,990

Net investment income (loss)	14,630,610

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,620,455
Forward foreign currency exchange contract transactions	2,464,279
Foreign currency translation transactions	(16,977)
33,067,757

Change in net unrealized appreciation (depreciation) on:
Investments	(124,924,080)
Forward foreign currency exchange contracts	151,107
Translation of assets and liabilities in foreign currencies	(3,365)
(124,776,338)

Net realized and unrealized gain (loss)	(91,708,581)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(77,077,971)

(1)	Amount consists of $852,828 and $886,125 for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$14,630,610	$15,370,728
Net realized gain (loss)	33,067,757	58,244,646
Change in net unrealized appreciation (depreciation)	(124,776,338)	3,950,790
Net increase (decrease) in net assets resulting from operations	(77,077,971)	77,566,164

Distributions to Shareholders
From earnings:
Class I	(7,272,710)	(7,610,046)
Class II	(6,903,898)	(7,210,808)
Decrease in net assets from distributions	(14,176,608)	(14,820,854)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(77,965,717)	(65,409,000)

Net increase (decrease) in net assets	(169,220,296)	(2,663,690)

Net Assets
Beginning of period	947,947,925	950,611,615
End of period	$778,727,629	$947,947,925

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.19% of the fund's management fee. Effective August 1, 2018, the investment advisor agreed to waive 0.20% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2018 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.97%	0.78%
Class II	0.80% to 0.90%	0.87%	0.68%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,332,367 and $5,444,167, respectively. The effect of interfund transactions on the Statement of Operations was $346,572 in net realized gain (loss) on investment transactions.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 were $439,820,439 and $506,010,132, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		600,000,000
Sold	3,689,053	$41,439,244	5,442,960	$57,786,464
Issued in reinvestment of distributions	654,963	7,107,654	692,293	7,429,297
Redeemed	(8,223,640)	(92,362,060)	(8,886,041)	(94,682,149)
	(3,879,624)	(43,815,162)	(2,750,788)	(29,466,388)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	4,792,619	53,358,191	4,179,660	44,656,705
Issued in reinvestment of distributions	636,465	6,903,898	671,552	7,210,808
Redeemed	(8,330,934)	(94,412,644)	(8,225,920)	(87,810,125)
	(2,901,850)	(34,150,555)	(3,374,708)	(35,942,612)
Net increase (decrease)	(6,781,474)	$(77,965,717)	(6,125,496)	$(65,409,000)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$5,785,646	$4,052,941	—
Food Products	27,481,040	2,977,424	—
Health Care Equipment and Supplies	29,297,992	4,746,414	—
Hotels, Restaurants and Leisure	2,849,737	2,769,730	—
Industrial Conglomerates	17,307,851	5,947,855	—
Machinery	2,740,957	10,634,817	—
Metals and Mining	—	4,105,674	—
Oil, Gas and Consumable Fuels	65,101,798	12,832,289	—
Pharmaceuticals	74,491,607	4,698,211	—
Other Industries	478,388,208	—	—
Temporary Cash Investments	12,622	19,863,791	—
	$703,457,458	$72,629,146	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$69,017	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$324,324	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $41,720,092.

The value of foreign currency risk derivative instruments as of December 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $69,017 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $324,324 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,464,279 in net realized gain (loss) on forward foreign currency exchange contract transactions and $151,107 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

20

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$14,119,625	$14,820,854
Long-term capital gains	$56,983	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$784,860,502
Gross tax appreciation of investments	$107,780,603
Gross tax depreciation of investments	(116,554,501)
Net tax appreciation (depreciation) of investments	(8,773,898)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,258
Net tax appreciation (depreciation)	$(8,772,640)
Undistributed ordinary income	$10,847,694
Accumulated long-term gains	$39,272,709

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$11.21	0.19	(1.20)	(1.01)	(0.19)	—(3)	(0.19)	$10.01	(9.15)%	0.78%	0.97%	1.70%	1.51%	51%	$374,518
2017	$10.48	0.18	0.73	0.91	(0.18)	—	(0.18)	$11.21	8.75%	0.80%	0.97%	1.71%	1.54%	30%	$462,812
2016	$8.85	0.17	1.62	1.79	(0.16)	—	(0.16)	$10.48	20.48%	0.81%	0.98%	1.77%	1.60%	46%	$461,586
2015	$9.41	0.18	(0.54)	(0.36)	(0.20)	—	(0.20)	$8.85	(3.88)%	0.80%	0.97%	1.96%	1.79%	47%	$407,398
2014	$8.45	0.15	0.95	1.10	(0.14)	—	(0.14)	$9.41	13.08%	0.84%	0.96%	1.66%	1.54%	44%	$453,412
Class II
2018	$11.22	0.18	(1.21)	(1.03)	(0.17)	—(3)	(0.17)	$10.02	(9.28)%	0.93%	1.12%	1.55%	1.36%	51%	$404,210
2017	$10.49	0.17	0.72	0.89	(0.16)	—	(0.16)	$11.22	8.58%	0.95%	1.12%	1.56%	1.39%	30%	$485,136
2016	$8.86	0.15	1.63	1.78	(0.15)	—	(0.15)	$10.49	20.28%	0.96%	1.13%	1.62%	1.45%	46%	$489,026
2015	$9.42	0.17	(0.55)	(0.38)	(0.18)	—	(0.18)	$8.86	(4.02)%	0.95%	1.12%	1.81%	1.64%	47%	$410,920
2014	$8.46	0.13	0.95	1.08	(0.12)	—	(0.12)	$9.42	12.89%	0.99%	1.11%	1.51%	1.39%	44%	$449,906

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
M. Jeannine Strandjord(1) (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc. and MGP Ingredients, Inc.

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
(1) Effective December 31, 2018, M. Jeannine Strandjord retired from the Board of Directors.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $14,119,625, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $56,983, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2018.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 1902

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $208,100
FY 2018:    $200,110

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $104,750
FY 2018:    $115,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 22, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 22, 2019